Exhibit 10.11

Execution Version

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED AND/OR IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL, AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

AMENDING AGREEMENT NO. 1

THIS AMENDING AGREEMENT NO. 1 (this “Amending Agreement”) is made as of February 20, 2026 between the parties to the Credit Agreement (as hereinafter defined).

WHEREAS:

A.
Reference is made to the credit agreement dated as of April 17, 2025 (the “Credit Agreement”) between, inter alios, Pure Sunfarms Corp., as borrower (the “Borrower”), Canadian Imperial Bank of Commerce, as administrative agent (the “Administrative Agent”), Canadian Imperial Bank of Commerce as lead arranger and sole bookrunner, and the financial institutions party thereto, as lenders (the “Lenders”).
B.
The Borrower, the Administrative Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE 1 INTERPRETATION

1.1
One Amending Agreement. This Amending Agreement amends the Credit Agreement. This Amending Agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this Amending Agreement had been contained in the Credit Agreement as of the date of this Amending Agreement.
1.2
Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:
(a)
terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and
(b)
all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article 2 of this Amending Agreement (collectively, the “Amended Credit Agreement”).

1.3
Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.
1.4
References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles, Sections, Exhibits and Schedules of the Credit Agreement.

ARTICLE 2 AMENDMENTS

2.1
Consolidated Credit Agreement. As of the date of this Agreement, the Credit Agreement is amended as set out in the document attached hereto as Schedule A, with each strikeout representing a deletion therefrom and each insertion representing an addition thereto. From and including the date of this Agreement, the document attached hereto as Schedule A constitutes the consolidated Credit Agreement as amended by this Agreement.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

3.1
Confirmation of Representations. The Borrower represents and warrants that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:
(a)
this Amending Agreement and the Confirmation appended hereto has been duly authorized, executed and delivered by each of the signatory Credit Parties;
(b)
the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)
no Default or Event of Default has occurred and is continuing; and
(d)
the representations and warranties contained in Article 3 (other than those that are made with respect to a specific date) are true and correct as if made on the date hereof.

ARTICLE 4 CONDITIONS

4.1
Conditions Precedent. The amendments set out in Article 2 shall become effective if and only if there is receipt (or waiver) by the Administrative Agent of:
(a)
a counterpart of this Amending Agreement executed by each party hereto;
(b)
a counterpart of the Confirmation appended to this Amending Agreement, executed by each Guarantor;
(c)
a favourable legal opinion of Farris LLP, British Columbia and Ontario counsel to the Credit Parties and the Guarantor, and supporting materials as may be requested by the Administrative Agent;
(d)
certificate of an officer of each Credit Party, dated as of the Closing Date, in each case in form and substance substantively identical to those delivered on the

Closing Date, certifying the matters set out in Section 4.2 of the Amended Credit Agreement;

(e)
evidence of modification filed in respect of the registered and unregistered mortgages;
(f)
estoppel certificate executed by Village and Village LP, in their capacities as the landlord of the D2 Property;
(g)
amended title insurance policy in form and substance satisfactory to the Administrative Agent as to the D2 Property and D3 Property;
(h)
payment (or the making arrangements satisfactory to the payee) of the extension and upfront fees set out in Section 2.10(3) of the Amended Credit Agreement to the Administrative Agent (the “Amendment Fees”); and
(i)
payment (or the making of arrangements for the payment satisfactory to the payee) of all legal fees of the Administrative Agent invoiced to date by its counsel (the “Legal Fees”).

If such conditions precedent are met, then the effective date of the amendments set out in Article 2 will be as of the date of this Amending Agreement.

4.2
Payment. The Borrower irrevocably authorizes and directs the Administrative Agent to debit its main Canadian dollar operating account maintained by the Administrative Agent in the name of the Borrower in an aggregate amount equal to the sum of the Amendment Fees and the Legal Fees in order to effect the payment thereof, and the Borrower agrees to fund such account as necessary to ensure that it contains sufficient funds to make such payments.

ARTICLE 5 GENERAL

5.1
Confirmation. Except as specifically stated herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. In particular but without limitation:
(a)
the Security Documents and the Liens granted thereunder continue in full force and effect in accordance with their terms notwithstanding this Amending Agreement and the amendments to the Credit Agreement effected hereby; and
(b)
the secured liabilities described in the Security Documents include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto.

All Secured Liabilities under the Credit Agreement shall be continuing with only the terms thereof being modified as provided in this Amending Agreement, and this Amending Agreement shall not evidence or result in a novation of such Secured Liabilities.

5.2
Reservation of Rights. Except as expressly set forth herein, this Amending Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lenders or Administrative Agent under the Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
5.3
Interpretation. All references to “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter include, mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.
5.4
Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.
5.5
Severability. Any provision of this Amending Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Amending Agreement, all without affecting the remaining provisions of this Amending Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
5.6
Conflicts. If, after the date of this Amending Agreement, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.
5.7
Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
5.8
Counterpart and Facsimile. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amending Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amending Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amending Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

[signatures on the following pages]

1

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

CANADIAN IMPERIAL BANK OF

COMMERCE, as Administrative Agent, Lender and Issuing Bank

By: [***Redacted – Personally Identifying Information***]

2

Name: Title:

3

[***Redacted – Personally Identifying Information***]

Authorized Signatory

1

By: [***Redacted – Personally Identifying Information***]

2

Name: Title:

3

[***Redacted – Personally Identifying Information***]

Authorized Signatory

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

FARM CREDIT CANADA, as Lender

By: [***Redacted – Personally Identifying Information***]

2

Name: Title:

3

[***Redacted – Personally Identifying Information***]

Authorized Signatory

4

5

IN WITNESS WHEREOF the undersigned has caused this Amending Agreement to be duly executed as of the date set out on the first page.

PURE SUNFARMS CORP., as Borrower By: /s/ Stephen Ruffini

Name: Stephen Ruffini Title: Secretary

6

CONFIRMATION

Each undersigned Guarantor acknowledges and irrevocably consents to the terms of the Amending Agreement. Each undersigned Guarantor further represents, warrants, and confirms to the Administrative Agent for the benefit of each Secured Party that:

(a)
the Guarantee and the guarantees and indemnities granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;
(b)
such guarantees and indemnities extend to the indebtedness, liabilities and obligations of the Borrower under the Amended Credit Agreement;
(c)
the Security Documents and the Liens granted thereunder continue in full force and effect in accordance with their terms notwithstanding the Amending Agreement and the amendments to the Credit Agreement effected thereby;
(d)
the secured liabilities described in the Security Documents include indebtedness, liabilities and obligations arising under or in relation to the Amended Credit Agreement, and the Liens granted thereunder extend thereto; and
(e)
all references to “this Agreement” or the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents.

VILLAGE FARMS INTERNATIONAL, INC.

by its authorized signatory

Name: Stephen C. Ruffini

SCHEDULE A AMENDED CREDIT AGREEMENT

See attached.

~~EXECUTION COPY~~SCHEDULE A

CREDIT AGREEMENT

dated as of April 17, 2025 among

PURE SUNFARMS CORP.

as Borrower and

THE LENDERS FROM TIME TO TIME PARTIES HERETO

as Lenders and

CANADIAN IMPERIAL BANK OF COMMERCE

as Administrative Agent and

CANADIAN IMPERIAL BANK OF COMMERCE

as Lead Arranger and Sole Bookrunner

Page

ARTICLE 1 DEFINITIONS 1

1.1
Definitions 1
(a)
Taxes imposed on or measured by such recipient’s net income (however denominated), franchise Taxes and branch profits Taxes, in each case; ~~18~~19
1.2
Classification of Loans and Borrowings. ~~43~~44
1.3
Terms Generally. ~~43~~44
1.4
Québec Matters. ~~44~~45
1.5
Accounting Terms; GAAP. ~~44~~45
1.6
Time. ~~45~~46
1.7
Third Party Beneficiaries. ~~45~~46

(1) Except as set out in clause (2) below, this Agreement and the Security Documents are for the sole benefit of the Parties and nothing in them, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement or the Security Documents ~~45~~46

(3) Notwithstanding clause (2) above or any other term of this Agreement or any Security Document, the consent of any Non-Party Beneficiary or other Person who is not a Party is not required to amend, modify or supplement this Agreement or any Security Document ~~45~~46

1.8
Rates. ~~45~~46 ARTICLE 2 THE CREDITS ~~46~~47
2.1
Commitments. ~~46~~47
(1)
Revolving Credit ~~46~~47
(2)
Term Credit ~~46~~47
(3)
Delayed Draw Term Credit 47
2.2
Loans and Borrowings. ~~46~~48
(1)
Loans ~~46~~48
(2)
Composition of Borrowings ~~46~~48
(3)
Amount of Borrowings ~~46~~48
2.3
Requests for Borrowings. ~~47~~48
(1)
Requesting a Borrowing ~~47~~48
(2)
Default Terms ~~47~~49
(3)
Conversion or Rollover of Borrowings ~~47~~49
(4)
Deemed Election to Convert ~~48~~49
2.4
Funding of Borrowings. ~~48~~49
(1)
Funding ~~48~~49
(2)
Each Lender’s Share of Borrowing ~~48~~50
2.5
Interest. ~~48~~50
(1)
Interest ~~48~~50

(2)
Before and After Judgment Interest ~~49~~50
(3)
Accrued Interest ~~49~~51
(4)
Days Interest Payable ~~49~~51
(5)
Yearly Rate of Interest ~~49~~51
(6)
Criminal Interest ~~50~~52
(7)
Reconciliation for Additional Interest and Fees ~~50~~52
2.6
Termination and Reduction of Commitments; Extensions. ~~51~~52
(1)
Maturity Dates ~~51~~52
(2)
Cancellation of Unused Credit ~~51~~52
2.7
Repayment of Loans. ~~51~~53
(1)
Repayment of Revolving Credit ~~51~~53
(2)
Repayment of Term Credit ~~51~~53
2.8
Evidence of Debt. ~~51~~53
(1)
Accounts of Indebtedness ~~51~~53
(2)
Account Details ~~51~~53
(3)
Accounts Conclusive ~~52~~54
(4)
Promissory Notes ~~52~~54
2.9
Prepayments. ~~52~~54
(1)
Borrowing Base ~~52~~54
(2)
Mandatory Loan Prepayments ~~52~~54
(3)
Voluntary Prepayments ~~53~~55
(4)
Notice by Borrower ~~53~~55
(5)
Notice by Administrative Agent ~~53~~55
(6)
General ~~53~~55
2.10
Fees. ~~53~~55
(1)
Standby Fees ~~53~~55
(2)
Participation and Fronting Fees ~~53~~56
(3)
Extension and Upfront Fees ~~54~~56
(4)
Fees to Administrative Agent ~~54~~57
(5)
Payment of Fees ~~54~~57
2.11
Inability to Determine Rates. ~~54~~57
(1)
Subject to Section 2.12 ~~54~~57
(2)
Upon delivery of such notice by the Administrative Agent to the Borrower under Section 2.11(1), any obligation of the Lenders to make Term CORRA Loans, Daily Compounded CORRA Loans, as applicable, and any right of the Borrower to continue Term CORRA Loans, Daily Compounded CORRA Loans, as applicable, or to convert Canadian Prime Loans to Term CORRA

Loans or Daily Compounded CORRA Loans, as applicable, shall be suspended (to the extent of the affected Term CORRA Loans, or Daily Compounded CORRA Loans, as applicable, or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice ~~55~~57

(4)
[Reserved ~~55~~58
(5)
Subject to Section 2.12(1), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term CORRA” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Canadian Prime Loans shall be determined by the Administrative Agent without reference to clause (b) of the definition of “Canadian Prime Rate” until the Administrative Agent revokes such determination~~55~~58
2.12
Rate Fallbacks. ~~56~~58
(1)
CORRA Fallback ~~56~~58
2.13
Increased Costs; Illegality. ~~60~~63
(1)
Compensation for Increased Costs ~~60~~63
(2)
Compensation for Reduced Rate of Return ~~60~~63
(3)
Certificate ~~61~~63
(4)
[Reserved ~~61~~63
(5)
Illegality ~~61~~64
2.14
Break Funding Payments. ~~62~~64
2.15
Taxes. ~~62~~64
(1)
Gross-up for Taxes ~~62~~64
(2)
Stamp and Other Taxes ~~62~~65
(3)
Indemnity for Taxes ~~62~~65
(4)
Evidence of Tax Payments ~~63~~65
(5)
[Reserved ~~63~~65
(6)
Indemnification by the Lenders ~~63~~65
(7)
Status of Lenders ~~63~~66
(8)
Survival ~~63~~66
2.16
Payments Generally; Pro Rata Treatment; Sharing of Set-offs. ~~63~~66
(1)
Payments ~~63~~66
(2)
Allocation of Insufficient Funds ~~64~~67
(3)
Allocation of Funds in Event of Default ~~64~~67
(4)
Sharing of Set-Offs ~~65~~67
(5)
Assumption of Payment; Reimbursement of Agent ~~66~~68
(6)
Failure of Lender to Make Payment ~~66~~68
(7)
No Deemed Obligation for Source of Funds ~~66~~69
2.17
Currency Indemnity. ~~66~~69

2.18
Mitigation Obligations; Replacement of Lenders. ~~67~~69
(1)
Mitigation ~~67~~69
(2)
Replacement of Lender ~~67~~69
2.19
Letters of Credit. ~~67~~70
(1)
General ~~67~~70
(2)
Notice of Issuance, Amendment, Renewal, Extension, Certain Conditions ~~68~~70
(3)
Expiration Date ~~68~~71 provided that: ~~68~~71
(4)
Participations ~~69~~71
(5)
Reimbursement ~~69~~72
(6)
Obligations Absolute ~~70~~72
(7)
Disbursement Procedures ~~70~~73
(8)
Interim Interest ~~70~~73
(9)
Replacement of the Issuing Bank ~~71~~73
(10)
Cash Collateralization ~~71~~74
(11)
LC Prepayment ~~71~~74
(12)
LC Return Amount ~~71~~74
(13)
Letters of Credit Issued for Account of Subsidiaries ~~72~~74
2.20
Swingline Loans. ~~72~~75
(1)
General ~~72~~75
(2)
Interest ~~72~~75
(3)
[Reserved ~~73~~75
(4)
Swingline Lender Replacement ~~73~~75
(5)
Swingline Lender Resignation ~~73~~76
2.21
Defaulting Lenders. ~~73~~76 ARTICLE 3 REPRESENTATIONS AND WARRANTIES ~~76~~78

3.1
Representations and Warranties of the Borrower. ~~76~~78
(1)
Organization; Powers ~~76~~79
(2)
Authorization; Enforceability ~~76~~79
(3)
Governmental Approvals; No Conflicts ~~76~~79
(4)
Financial Condition; No Material Adverse Effect ~~76~~79
(5)
Litigation ~~77~~80
(6)
Compliance with Laws (General) ~~78~~80
(7)
Compliance with Cannabis Laws ~~78~~80
(8)
Authorizations (General). ~~78~~81
(9)
Cannabis Authorizations ~~78~~81
(10)
Compliance with Agreements ~~79~~81
(11)
No Default ~~79~~81
(12)
Taxes ~~79~~81
(13)
Clean Title; Liens ~~79~~81
(14)
D2 Property. The Borrower is in compliance with each and every term of the D2 Lease (including, without limitation, with respect to the payment of rent) and: ~~79~~82
(a)
is the registered and beneficial owner of the D2 Property; ~~79~~82
(b)
has good leasehold title to the D2 Property; and ~~79~~82
(c)
has good right, full power and absolute authority (and has obtained all consents required) to mortgage the D2 Property and convey the D2 Lease to the Agent, ~~79~~82 in each case, free and clear of any and all Liens except for Permitted Liens. ~~79~~82

(15)
D3 Property. The Borrower is the registered and beneficial owner of the D3 Property, free and clear of any and all Liens except for Permitted Liens. ~~79~~82
(16)
Leased Properties – No Credit Party has a leasehold interest in any real property other than the D2 Property. ~~79~~82
(17)
Pension Plans ~~79~~82
(18)
Casualties; Taking of Properties ~~80~~83
(19)
Subsidiaries ~~80~~83
(20)
Insurance ~~81~~83
(21)
Subsidiaries ~~81~~84
(22)
Solvency ~~81~~84
(23)
Material Contracts ~~81~~84
(24)
Environmental Matters ~~81~~84
(25)
Employee Matters ~~82~~85
(26)
Fiscal Year ~~83~~85
(27)
Intellectual Property Rights ~~83~~85
(28)
“Know Your Customer” Information ~~83~~86
(29)
Anti-Corruption Laws and Sanctions ~~83~~86
(30)
Security ~~83~~86
(31)
Hedge Arrangements. ~~84~~86

ARTICLE 4 CONDITIONS ~~84~~86

4.1
Effective Date. ~~84~~86
(1)
Credit Agreement ~~84~~86
(2)
Initial Security Documents ~~84~~87
(3)
Perfection of Liens ~~84~~87
(4)
Legal Opinions ~~84~~87
(5)
Corporate Certificates ~~85~~87
(6)
Fees ~~85~~87
(7)
Insurance ~~85~~88
(8)
No Litigation ~~85~~88
(9)
Regulatory Approval; Consents; Waivers ~~85~~88
(10)
Delivery of Financial Statements ~~86~~88
(11)
Borrowing Base Report ~~86~~88
(12)
Compliance Certificate ~~86~~89
(13)
No Material Adverse Change ~~86~~89
(14)
Indebtedness ~~86~~89

(15)
Material Contracts and Health Canada ~~86~~89
(16)
“Know Your Customer” Information ~~86~~89
(17)
Cancellation of Existing Credit Facilities ~~86~~89
(18)
Execution and Delivery of Documents ~~87~~89
(19)
Appraisals ~~87~~89
(20)
Other Documentation ~~87~~89

For the avoidance of doubt, all conditions set out in this Section 4.1 were satisfied as of the Closing Date. 89

4.2
Each Credit Event. ~~87~~90

ARTICLE 5 AFFIRMATIVE COVENANTS ~~87~~90

5.1
Covenants. ~~87~~90
(1)
Financial Statements and Other Information ~~87~~90
(2)
Existence; Conduct of Business ~~90~~93
(3)
Cannabis Authorizations ~~90~~93
(4)
Payment of Obligations ~~91~~94
(5)
Books and Records; Inspection Rights ~~91~~94
(6)
Compliance with Laws ~~91~~94
(7)
Compliance with Cannabis Laws ~~91~~94
(8)
Use of Proceeds and Letters of Credit ~~91~~94
(9)
Further Assurances ~~91~~95
(10)
Insurance ~~92~~95
(11)
Operation and Maintenance of Property ~~94~~97
(12)
Security Package ~~94~~97
(13)
Financial Covenants ~~95~~98
(14)
Registrations ~~95~~98

ARTICLE 6 NEGATIVE COVENANTS ~~96~~99

6.1
Negative Covenants. ~~96~~99
(1)
Indebtedness ~~96~~99
(2)
Liens ~~96~~99
(3)
Corporate Changes ~~96~~99
(4)
Permitted Business ~~96~~99
(5)
Asset Dispositions ~~96~~99
(6)
Investments ~~96~~99
(7)
Acquisitions ~~97~~100
(8)
Hedge Arrangements ~~97~~100
(9)
Restricted Payments ~~97~~100
(10)
Transactions with Affiliates ~~97~~100
(11)
Restrictive Agreements ~~97~~100
(12)
Sales and Leasebacks ~~98~~101
(13)
Pension Plan Compliance ~~98~~101
(14)
Sale or Discount of Receivables ~~98~~101
(15)
Unconditional Purchase Obligations ~~98~~101
(16)
Issuance of Shares ~~99~~102
(17)
No Amendments to Constating Documents, etc ~~99~~102
(18)
No Amendments to Material Contracts ~~99~~102
(19)
Use of Proceeds ~~99~~102
(20)
Bankruptcy Proceedings ~~99~~102 ARTICLE 7 EVENTS OF DEFAULT ~~100~~103
7.1
Events of Default. ~~100~~103
7.2
Rebalancing. ~~104~~107
7.3
Application of Payments. ~~105~~108 ARTICLE 8 THE ADMINISTRATIVE AGENT ~~106~~109
8.1
Appointment of Administrative Agent. ~~106~~109
8.2
Secured Parties. ~~106~~109
8.3
Limitation of Duties of Administrative Agent. ~~107~~110
8.4
Lack of Reliance on the Administrative Agent. ~~107~~110
(1)
Independent Investigation ~~107~~110
(2)
Agents Not Responsible ~~107~~110
8.5
Certain Rights of the Administrative Agent. ~~107~~111
8.6
Reliance by Administrative Agent. ~~108~~111
8.7
Indemnification of Administrative Agent. ~~108~~111

8.8
The Administrative Agent in its Individual Capacity. ~~108~~111
8.9
May Treat Lender as Owner. ~~109~~112
8.10
Successor Administrative Agent. ~~109~~112
(1)
Replacement of Administrative Agent ~~109~~112
(2)
Rights, Powers, etc ~~109~~112
8.11
No Independent Legal Action. ~~109~~112
8.12
Arranger. ~~110~~113
8.13
Québec Security. ~~110~~113
8.14
[Reserved.] ~~111~~114
8.15
Erroneous Payments by the Administrative Agent. ~~111~~114
(1)
Clawback ~~111~~114
(2)
Error Designation ~~111~~114
(3)
Set-off ~~112~~115
(4)
Assignment ~~112~~115
(5)
Secured Liabilities Satisfaction ~~113~~116
(6)
Waiver of Defences ~~113~~117
(7)
Survival ~~114~~117
(8)
Affiliates ~~114~~117
(9)
No Borrower Liability ~~114~~117 ARTICLE 9 MISCELLANEOUS ~~114~~117

9.1
Notices. ~~114~~117
(1)
Method and Contact Information ~~114~~117
(2)
Electronic Communications ~~115~~119
(3)
Change of Address; When Notice Deemed Given ~~116~~119
(5)
Unless the Lender otherwise prescribes, (i) notices and other communications sent to an

e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient ~~116~~119

(6)
Electronic Systems ~~116~~119

9.2
Waivers; Amendments. ~~117~~120
(1)
Waiver ~~117~~120
(2)
Amendments - General ~~117~~120
(3)
Amendments - without Lenders ~~118~~121
9.3
Expenses; Indemnity; Damage Waiver. ~~119~~122
(1)
Expenses ~~119~~122
(2)
Indemnity ~~119~~122
(3)
Lender Responsibility for Unpaid Expenses and Indemnity ~~120~~123
(4)
Inspections for Administration ~~120~~123
(5)
No Representation ~~120~~123
(6)
Relationship Between Parties ~~120~~123
(7)
Limitation of Liability ~~120~~123
(8)
Waiver ~~120~~124
(9)
Payment of Expenses and Indemnity ~~121~~124
9.4
Successors and Assigns. ~~121~~124
(1)
Successors and Assigns ~~121~~124
(2)
Assignment by Lenders ~~121~~124
(a)
except in the case of an assignment to a Lender or a Lender Affiliate must give its prior written consent to such assignment (which consent shall not be unreasonably withheld, conditioned or delayed and the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within three (3) Business Days after having received notice thereof); ~~121~~124
(b)
except in the case of an assignment of (i) any Revolving Credit Commitment to an assignee that is a Lender with a Revolving Credit Commitment immediately prior to giving effect to such assignment ~~the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld, conditioned~~, or ~~delayed~~(ii)~~; 121~~ 124
(c)
the Borrower’s consent shall not be required with respect to any assignment made at any time after the occurrence and during the continuance of an Event of Default, ~~121~~124
(d)
except in the case of an assignment to an existing Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Assumption relating to such assignment is delivered to the Administrative Agent) shall (i) not be less than $1,000,000 and (ii) the amount held by each Lender after each such assignment shall not be less than ~~121~~125
(e)
each partial assignment in respect of a Commitment and the related Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement in respect of such Commitment and the related Loans; ~~122~~125
(f)
the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption, Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the

Administrative Agent and the parties to the Assignment and Assumption are participants, together with (except in the case of an assignment to an existing Lender or a Lender Affiliate) a processing and recordation fee of ~~122~~125

(g)
the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and ~~122~~125
(h)
no assignment may be made to Credit Party, any Affiliate of any Credit Party, any Subordinate Creditor or a Defaulting Lender ~~122~~125
(3)
Register ~~122~~125
(4)
Acceptance and Recording of Assignments ~~122~~126
(5)
Participations ~~123~~126
(6)
Rights of Participant ~~123~~126
(7)
Lender Pledge of Security ~~123~~126
(8)
Borrower’s Obligations ~~123~~126
9.5
Anti-Money Laundering Legislation. ~~123~~127
(1)
Information ~~123~~127
(2)
Role of Agent ~~124~~127
9.6
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. ~~124~~127
9.7
Survival. ~~124~~128
9.8
Execution. ~~125~~128

(3) Each Party agrees that, at any time, the Administrative Agent and each Lender may convert paper records of this Agreement, the other Loan Documents and all other documentation delivered to the Administrative Agent hereunder in such capacity (each, a “Paper Record”) into electronic images (each, an “Electronic Image”) as part of the Administrative Agent’s or Lender’s, as applicable, normal business practices. Each party hereto agrees that each such Electronic Image shall be considered as an authoritative copy of the Paper Record and shall be legally binding on the parties and admissible in any legal, administrative or other proceeding as conclusive evidence of the contents of such document in the same manner as the original Paper Record ~~125~~128

9.9
Entire Agreement. ~~125~~129
9.10
Severability. ~~126~~129
9.11
Right of Set Off. ~~126~~129
9.12
Governing Law. ~~126~~129
9.13
Attornment. ~~126~~129
9.14
Service of Process. ~~126~~130
9.15
WAIVER OF JURY TRIAL. ~~127~~130
9.16
Confidentiality; Press Releases and Public Announcements. ~~127~~130
9.17
Application under the CCAA. ~~128~~131
9.18
No Strict Construction. ~~128~~131
9.19
Release of Security. ~~128~~131

9.20
Paramountcy. ~~129~~132
9.21
Excluded Swap Obligations. ~~129~~132
9.22
No Advisory or Fiduciary Responsibility. ~~129~~132
9.23
LIMITATION OF LIABILITY. ~~130~~133

Exhibits:

Exhibit A - Form of Borrowing Base Report Exhibit B - Form of Borrowing Request Exhibit C - Form of Compliance Certificate

Exhibit D - Form of Assignment and Assumption Agreement

Schedules:

Schedule 1.1(A) - Initial Security Documents Schedule 2.1 - Lenders and Commitments

Schedule 3.1(3) - Governmental Approvals; No Conflicts Schedule 3.1(5) - Litigation

Schedule 3.1(7) - Cannabis Investments Schedule 3.1(17) - Pension Plans Schedule 3.1(18) - Casualty Events Schedule 3.1(19) - Subsidiaries Schedule 3.1(23) - Material Contracts

Schedule 3.1(24) - Environmental Matters Schedule 3.1(25) - Employee Matters Schedule 3.1(30) - Filing Jurisdictions Schedule 5.1(8) - Post-Closing Requirements Schedule 5.1(9) - Insurance Claims

Schedule 6.1(11) - Restrictive Agreements Schedule 9.1 - Lender and Issuing Bank Contact Information

CREDIT AGREEMENT

THIS CREDIT AGREEMENT dated as of April 17, 2025 is made among PURE SUNFARMS CORP., as borrower, the financial institutions from time to time parties hereto, as Lenders, CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent, lead arranger, and sole bookrunner.

RECITALS

WHEREAS the Lenders have agreed to provide certain credit facilities to the Borrower;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

1.1
Definitions.

In this Agreement:

“Acquisition” means any transaction, or any series of related transactions, consummated after the Closing Date, by which any Credit Party directly or indirectly, by means of a sale agreement, takeover bid, tender offer, amalgamation, merger or other business combination, plan of arrangement, purchase of assets, joint venture or otherwise:

(a)
acquires any business (including any division of a business) or all or substantially all of the assets of any Person;
(b)
acquires control of securities of a Person representing more than 50% of the ordinary voting power for the election of directors or other governing position if the business affairs of such Person are managed by a board of directors or other governing body;
(c)
acquires control of more than 50% of the ownership interest in any Person that is not managed by a board of directors or other governing body; or
(d)
otherwise acquires Control of a Person.

“Acquisition Cost” means, with respect to any Acquisition, the aggregate amount of consideration paid or payable in exchange for the subject-matter of such Acquisition; provided that, for the purposes of determining the Acquisition Cost of such Acquisition, (i) the amount of any non-cash consideration shall be equal to its Fair Market Value as at the time of such Acquisition, and (ii) the amount of any Investment made by a Credit Party since the Closing Date in the applicable Target shall be included in its Acquisition Cost.

“Acquisition Notice” means a notice from the Borrower to the Administrative Agent:

(a)
stating the intention of a Credit Party to make an Acquisition;
(b)
stating whether shares or assets (or both) are proposed to be acquired;

(c)
setting forth the name, address and jurisdiction of incorporation or other organization of the Target; and
(d)
executed by a Responsible Officer of the Borrower.

“Adjusted Daily Compounded CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Daily Compounded CORRA for such calculation plus (b) the Daily Compounded CORRA Adjustment; provided that if Adjusted Daily Compounded CORRA as so determined shall be less than the Floor, then Adjusted Daily Compounded CORRA shall be deemed to be the Floor.

“Adjusted EBITDA” means, with respect to any Rolling Period, an amount equal to EBITDA less the sum of:

(a)
Cash Income Tax Expense;
(b)
Unfunded Capex Expense; and
(c)
Specified Restricted Payment Expense,

in each case for such Rolling Period; provided that (i) at any time the Borrower may exclude in writing an aggregate of up to $7,100,000 of specific items of Cash Income Tax Expense, Unfunded Capex Expense and Specified Restricted Payment Expense solely for the purpose of calculating Adjusted EBITDA, and (ii) Specified Restricted Payment Expense shall be calculated on an Annualized basis, as applicable.

“Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to

(a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor.

“Administrative Agent” means Canadian Imperial Bank of Commerce in its capacity as administrative agent for the Lenders hereunder, or any successor Administrative Agent appointed pursuant to Section 8.10.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institutions or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with, such Person.

“Agent Parties” has the meaning set out in Section 9.1(6)(b).

“Agreement” means this credit agreement and all the Exhibits and the Schedules attached hereto.

“Amortization Payments” means, collectively, the mandatory repayments of the Term Loans and the Delayed Draw Term Loans required to be made pursuant to Section 2.7(2) and Section 2.7(3), respectively, including the mandatory repayment due on the Term Maturity Date and the Delayed Draw Term Maturity Date.

“AML Legislation” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” applicable Laws, whether within Canada or elsewhere, including any regulations, guidelines or orders thereunder.

“Annualized” means that, for the purpose of computation or determination of any amount for:

(a)
the Fiscal Quarter ending March 31, 2025, the annualized amount shall be the actual such amount for such Fiscal Quarter, multiplied by 4;
(b)
the Fiscal Quarter ending June 30, 2025, the annualized amount shall be the actual such amount for the two Fiscal Quarters then ended, multiplied by 2; and
(c)
the Fiscal Quarter ending September 30, 2025, the annualized amount shall be the actual such amount for the three Fiscal Quarters then ended, multiplied by 4/3.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Credit Parties and their Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the Corruption of Foreign Public Officials Acts (Canada) and the Criminal Code (Canada).

“Applicable Margin” means the applicable rate per annum, expressed as a percentage, set out in the relevant column and row of the table below, based on the Leverage Ratio as at the most recent Quarterly Date with respect to which the Borrower has delivered financial information to the Administrative Agent pursuant to Section 5.1(1).

Level	Leverage Ratio	CORRA Loan or Letter of Credit	Canadian Prime Loan	Standby Fee
I	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]
II	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]
III	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]
IV	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]
V	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]	[***Redacted – Commercially Sensitive Information***]

As of the Closing Date, the initial Applicable Margin shall be based upon Level III. Thereafter,

the Applicable Margin shall change (to the extent necessary, if any) on each date on which the financial statements and Compliance Certificate of the Borrower are delivered to the Administrative Agent pursuant to Section 5.1(1) to reflect any change in the Leverage Ratio on the date of such financial statements, based upon the financial statements for the immediately preceding Rolling Period, or if such delivery date is not a Business Day, then the first Business Day thereafter. Notwithstanding the foregoing, if at any time the Borrower fails to deliver financial statements and the certificate of the Borrower as required by Section 5.1(1) on or before the date required pursuant to Section 5.1(1) (without regard to grace periods), the Applicable Margin shall be the highest margins provided for in the above grid from the date such financial statements are due pursuant to Section 5.1(1) (without regard to grace periods) through the date the Administrative Agent receives all financial statements and certificates that are then due pursuant to Section 5.1(1).

“Applicable Percentage” means, in respect of any Lender at any time, with respect to a Credit or all Credits, the percentage of such Credit or of all Credits, as the case may be, which such Lender has agreed to make available to the Borrower at such time, determined by dividing such Lender’s Commitment in respect of such Credit or of all Credits, as the case may be, by the aggregate of all of the Lenders’ Commitments with respect to such Credit or all Credits, as the case may be; provided that, when a Defaulting Lender exists, “Applicable Percentage” shall be determined without reference to any Commitment of such Defaulting Lender, provided that, for the purposes of determining a Lender’s share of a Borrowing under the Revolving Credit pursuant to Section 2.2(1), the Applicable Percentage of each Lender shall be calculated net of the Swingline Commitment. If any Commitments have terminated or expired, the Applicable Percentages in respect of the terminated or expired Commitments shall be determined based upon the relevant Commitments most recently in effect (prior to their termination or expiry), giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination.

“Approved Cannabis Jurisdiction” means:

(a)
In respect of any Credit Party, a Cannabis Jurisdiction designated in writing as such by the Required Lenders in their sole discretion and upon the written request of the Borrower. It is understood that as a condition of such designation the Required Lenders may require, inter alia, a legal opinion of local counsel in the jurisdiction in question, such opinion to be in form and substance satisfactory to the Administrative Agent and confirm which Cannabis Activities are permitted in such jurisdiction. The Required Lenders in their sole discretion from time to time may revoke the designation of any jurisdiction as an Approved Cannabis Jurisdiction by written notice to the Borrower if at the time of such revocation such jurisdiction has ceased to be a Cannabis Jurisdiction. Canada, Australia, Germany, the United Kingdom, New Zealand, Switzerland, Poland and Israel are Approved Cannabis Jurisdictions as at the Closing Date. Notwithstanding the foregoing, the United States shall not be designated an Approved Cannabis Jurisdiction except (a) with the written consent of all Lenders in their sole discretion.
(b)
In respect of any Group Party other than the Credit Parties, a Cannabis Jurisdiction.

Notwithstanding the foregoing, the United States shall not be designated an Approved Cannabis Jurisdiction with respect to the Group Parties except (a) with the written consent of all Lenders in their sole discretion; or (b) for the purpose of Industrial Hemp business engaged in by such Group Party in compliance with the Agriculture Improvement Act of 2018.

“Approved Currency” means, in respect of any Approved Cannabis Jurisdiction, the legal tender of such Approved Cannabis Jurisdiction.

“Approved Electronic Platform” has the meaning assigned to it in Section 9.1(6)(a). “Arranger” means Canadian Imperial Bank of Commerce.

“Asset Disposition” means, with respect to any Person, the sale, lease, license, transfer, assignment or other disposition of, all or any portion of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one transaction or a series of transactions, other than (a) inventory sold in the ordinary course of business upon customary credit terms, (b) sales of worn-out, scrap, damaged or obsolete material or equipment, the economic value of which is not material in the aggregate, (c) leases of real property or personal property (under which such Person is lessor) entered into in the ordinary course of business, (d) licenses granted to third parties in the ordinary course of business, (e) transactions among Credit Parties, (f) transactions that constitute Permitted Investments or any redemption or repayment thereof, (g) transactions that constitute Restricted Payments permitted hereunder, (h) cash expenditures made to complete any transaction not prohibited hereunder, or (i) pursuant to a Casualty Event.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.4), and accepted by the Administrative Agent, in the form of [To Be Added Once Formulas Settled]

Exhibit D or any other form (including electronic records generated by the use of an Approved Electronic Platform) approved by the Administrative Agent.

“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, licence, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree, by-law, rule or regulation of any Governmental Authority having jurisdiction over such Person or its property, whether or not having the force of Law.

“Auto Renew Letter of Credit” has the meaning assigned to it in Section 2.19. “Available Tenor” has the meaning assigned to it in Section 2.12(1)(f).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means:

(a)
with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and
(b)
with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation, or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceeding).

“Benchmark Replacement” has the meaning assigned to it in Section 2.12(1)(f). “Benchmark Replacement Date” has the meaning assigned to it in Section 2.12(1)(f). “Benchmark Transition Event” has the meaning assigned to it in Section 2.12(1)(f). “Benchmark Unavailability Period” has the meaning assigned to it in Section 2.12(1)(f). “BIA” means the Bankruptcy and Insolvency Act (Canada).

“Bonding Obligation” means any reimbursement or indemnity obligation in respect of performance bonds, reclamation bonds and indemnities, surety bonds, appeal bonds, completion guarantees or like instruments (excluding letters of credit or letters of guarantee) issued to secure performance obligations incurred in the ordinary course of business.

“Borrower” means Pure Sunfarms Corp., a British Columbia corporation.

“Borrowing” means any availment of any of the Credits, and includes any Loan, the issuance of a Letter of Credit (or any amendment thereto or renewal or extension thereof) and a rollover or conversion of any outstanding Loan.

“Borrowing Base” means, at any time, an amount (which shall not be less than zero) equal to the sum of:

(a)
85% of the aggregate amount of all Eligible Receivables owing by Governmental Authorities domiciled in Canada; plus
(b)
75% of the aggregate amount of all Eligible Receivables owing by any account debtors domiciled in Canada, other than Governmental Authorities; plus
(c)
the lower of (i) $2,000,000; and (ii) 65% of the aggregate amount of all Eligible Receivables owing by any account debtors domiciled in Cannabis Jurisdictions; less
(d)
the aggregate amount of all Priority Payables of the Credit Parties; in each case at such time.

“Borrowing Base Report” means the report of the Borrower concerning the amount of the Borrowing Base, to be delivered pursuant to Section 5.1(1), substantially in the form set out in Exhibit A.

“Borrowing Request” has the meaning set out in Section 2.3(1).

“Business” means (a) the production and sale of Cannabis, Cannabis products and Cannabis Activities, and (b) any business that is the same, similar or otherwise reasonably related, ancillary or complementary thereto.

“Business Day” means any day that is not a Saturday, Sunday or holiday (as defined in the

Interpretation Act (Canada)) in Toronto, Ontario.

“Canadian $ Amount” means, on any day, in relation to any Loans or Letters of Credit, the sum of (a) the amount of all such Loans and Letters of Credit that are denominated in Canadian Dollars, and (b) the Equivalent Amount of all such Loans and Letters of Credit that are expressed in Approved Currencies.

“Canadian Dollars”, “$” and “Cdn.$” refer to lawful currency of Canada.

“Canadian Prime Borrowing” means a Borrowing comprised of one or more Canadian Prime Loans.

“Canadian Prime Loan” means a Loan denominated in Canadian Dollars which bears interest at a rate based upon the Canadian Prime Rate.

“Canadian Prime Rate” means, on any day, the annual rate of interest equal to the greater of (a) the annual rate of interest announced by the Administrative Agent and in effect as its prime rate at its principal office in Toronto, Ontario on such day for determining interest rates on Canadian Dollar-denominated commercial loans in Canada, and (b) the annual rate of interest equal to the sum of (i) one-month Adjusted Term CORRA in effect on such day, plus (ii) 1.00%; provided that if the Canadian Prime Rate is at any time less than zero, the Canadian Prime Rate shall be deemed to be zero for the purposes of this Agreement.

“Cannabis” means:

(a)
any plant or seed, whether live or dead, from any species or subspecies of genus Cannabis, including Cannabis sativa, Cannabis indica and Cannabis ruderalis, Marijuana and Industrial Hemp and any part, whether live or dead, of the plant or seed thereof, including any stalk, branch, root, leaf, flower, or trichome;
(b)
any material obtained, extracted, isolated, or purified from the plant or seed or the parts contemplated by clause (a) of this definition, including any oil, cannabinoid, terpene, genetic material or any combination thereof;
(c)
any organism engineered to biosynthetically produce the material contemplated by clause

(b) of this definition, including any micro-organism engineered for such purpose;

(d)
any biologically or chemically synthesized version of the material contemplated by clause (b) of this definition or any analog thereof, including any product made by any organism contemplated by clause (c) of this definition; and
(e)
any other meaning ascribed to the term “cannabis” under applicable Law, including the Cannabis Act, the Controlled Drugs and Substances Act (Canada) and the Controlled Substances Act (United States).

“Cannabis Act” means the Cannabis Act, SC 2018, c. 16, as amended or replaced from time to time.

“Cannabis Activities” means any activities (including advertising or promotional activities) relating to or in connection with the possession, exportation, importation, cultivation, production, processing, purchase, distribution or sale of Cannabis or Cannabis products, whether such activities are for medical, scientific, recreational or any other purpose. Notwithstanding the foregoing, the acquisition of services, assets, undertaking or property to facilitate such activities which are acquired or used in accordance with applicable Laws shall not constitute “Cannabis Activities”.

“Cannabis Authorizations” means, at any time, all Authorizations necessary or advisable for the conduct of Cannabis Activities by any Group Party. For the avoidance of doubt, each of the Health Canada Licences shall constitute a Cannabis Authorization.

“Cannabis Jurisdiction” means a country in which applicable Laws (at both the federal and, if applicable, provincial or state level) permit any Cannabis Activities.

“Cannabis Laws” means Laws with respect to Cannabis Activities (other than Laws of general application), including without limitation the Cannabis Act, the Cannabis Regulations and the Controlled Drugs and Substances Act (Canada) and, the Agriculture Improvement Act of 2018.

“Cannabis Regulations” means the regulations made from time to time under the Cannabis Act, the Controlled Drugs and Substances Act (Canada) and any other statute with respect to Cannabis Activities.

“Capital Expenditures” means, with respect to any Person for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized) of such Person during such period that, in conformity with GAAP, are included in “capital expenditures”, “additions to property, plant or equipment”, “sustaining capital expenditures”, “maintenance capital expenditures” or comparable items, but excluding (a) increases in consolidated fixed or capital assets resulting solely from Permitted Acquisitions (other than expenditures made after the date of any such Permitted Acquisition), (b) expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount not exceeding any insurance proceeds received in connection with such destruction or damage, and (c) increases in capital assets resulting from expenditures in respect of fixed or capital assets made by a Person other than such first Person so long as such first Person has no obligation to reimburse such other Person for such expenditures.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Balance” means, at any time, the aggregate amount of cash and Cash Equivalents of the Borrower determined on a Consolidated basis as at such time.

“Cash Equivalents” means any of the following:

(a)
direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Government of Canada or of any Canadian province (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the Government of Canada or of such Canadian province), in each case maturing within one year from the date of acquisition thereof;
(b)
investments in certificates of deposit and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of Canada or of any Canadian province which has a combined capital surplus and undivided profits of not less than $1,000,000,000;
(c)
marketable and freely tradeable securities evidencing direct obligations of corporations, hospitals, municipal boards or school boards having, at the date of acquisition, a rating from DBRS of A, from Moody’s of A 2 or from S&P of A, in each case maturing within 180 days from the date of acquisition thereof; or
(d)
credit balances in bank accounts and securities accounts not prohibited hereunder.

“Cash Income Tax Expense” means, with respect to any period, the amount paid in cash during such period on account of Income Tax Expense.

“Cash Management Services” means any one or more of the following types of services or facilities provided to any Credit Party by a Lender or any Lender Affiliate (a) Automated Clearing House transactions, (b) cash management services, including controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit card processing services, (e) credit or debit cards, and (f) purchase cards.

“Casualty Event” means, with respect to any Person, the expropriation, condemnation, destruction or other involuntary loss of all or any portion of its business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible.

“CCAA” means the Companies’ Creditors Arrangement Act (Canada). “CCAA Plan” has the meaning set out in Section 9.17.

“Change in Law” means (i) the adoption or taking effect of any new Law after the date of this Agreement, (ii) any change in any existing Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement, or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law, by any Governmental Authority made or issued after the date of this Agreement.

“Change of Control” means:

(a)
the Borrower ceasing to be a direct Wholly-Owned Subsidiary of Village.
(b)
the ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting jointly or otherwise in concert, of Equity Securities representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Securities of Village;
(c)
the occupation of a majority of the seats (other than vacant seats) on the board of directors of Village by Persons who were neither (i) nominated by the board of directors of Village nor (ii) appointed by directors so nominated;
(d)
the direct or indirect Control of Villager by any Person or group of Persons acting jointly or otherwise in concert; or

unless, in the case of (b), (c) or (d) above, consented to in writing in advance by the Required Lenders, such consent not to be unreasonably withheld or delayed. For the avoidance of doubt, an agreement to cause any of the aforementioned events to occur shall not in and of itself result in a Change of Control, which shall only occur upon actual consummation.

“Closing Date” means April 17, 2025 being the date on which this Agreement is executed and delivered by the parties hereto.

“Collateral” means the property of the Credit Parties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Document.

“Combined” means, when used with respect to any financial term, financial covenant, financial ratio or financial statement, such financial term, financial covenant, financial ratio or financial statement calculated, prepared or determined, as applicable, with respect to the Borrower and Rose Lifesciences, each on a consolidated basis in accordance with GAAP consistently applied but without regard to accounts or earnings as between the Credit Parties to which consolidation does not apply.

“Commercial Off-The-Shelf Software” means software that was obtained from a third party on general commercial terms widely and readily available for purchase by the general public on such commercial terms, and was licensed on a non-exclusive basis for fixed payments of less than $10,000 in the aggregate or annual payments of less than $10,000 per year.

“Commitment” means, with respect to each Lender, the commitment(s) of such Lender to make Revolving Loans ~~or~~, Term Loans or Delayed Draw Term Loans hereunder as, in the case of the Revolving Credit Commitments, such commitment may be reduced from time to time pursuant to Sections 2.6 or 2.9, and as such commitment(s) may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4. The initial amount(s) of each Lender’s Commitment(s) are set out in Schedule 2.1, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment(s), as applicable. The initial

(a) Total Revolving Credit Commitments is $10,000,000, ~~and~~ (b) ~~the~~ Total Term Credit Commitments ~~is~~was $27,400,000, and (c) Total Delayed Draw Term Credit Commitments is

$15,000,000.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning specified in Section 9.1(6)(b).

“Compliance Certificate” means a certificate of the Borrower in the form attached hereto as Exhibit C, signed by a Responsible Officer of the Borrower. For the avoidance of doubt, it is the intention of the parties that each Compliance Certificate shall constitute an agreement in favour of the Administrative Agent pursuant to which new Liens are granted by the Credit Parties in Crops.

“Conflict of Interest” means any circumstance in which a Lender, as of the date of any Acquisition Notice, shall have a business relationship, either directly or through a Lender Affiliate, with the applicable Target.

“Conforming Changes” has the meaning specified in Section 2.12(1)(f).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Consolidated” means, when used with respect to any financial term, financial covenant, financial ratio or financial statement, such financial term, financial covenant, financial ratio or financial statement calculated, prepared or determined, as applicable, for the Borrower in accordance with GAAP consistently applied.

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).

“CORRA Borrowings” means Term CORRA Borrowings and Daily Compounded CORRA Borrowings.

“CORRA Loans” means Term CORRA Loans and Daily Compounded CORRA Loans.

“Credit Parties” means, collectively, the Borrower and any Guarantors (other than Village), and “Credit Party” means any one of them. For the avoidance of doubt, Village shall not be a Credit Party.

“Credit Party Guarantee” means the multi-party unlimited guarantee dated as of the date hereof in favour of the Administrative Agent with respect to the debts, liabilities and obligations of the Credit Parties under the Loan Documents.

“Credits” means, collectively, the Revolving Credit ~~and~~, the Term Credit and the Delayed Draw Term Credit, and “Credit” means any one of the Credits.

“Crops” means “crops” as defined in the PPSA.

“Currency Date” has the meaning specified in Section 2.17.

"Daily Compounded CORRA” means, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Benchmark Replacement Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA; and provided that if Daily Compounded CORRA as so determined for any day shall be less than the Floor, then Daily Compounded CORRA for such day shall be deemed to be the Floor.

“Daily Compounded CORRA Adjustment” means, for any calculation with respect to a Daily Compounded CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period therefor:

Interest Period	Percentage
One month	0.29547%
Three months	0.32138%

“Daily Compounded CORRA Borrowing” means a Borrowing comprised of one or more Daily Compounded CORRA Loans.

“Daily Compounded CORRA Loan” means a Loan denominated in Canadian Dollars that bears interest at a rate based upon Adjusted Daily Compounded CORRA.

“DBRS” means Dominion Bond Rating Service Limited, or its successor.

“Default” means any event or condition that constitutes an Event of Default or that, upon notice, lapse of time or both, would, unless cured or waived, become an Event of Default.

“Default Interest” has the meaning set out in Section 2.5(2)(a).

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or perform its obligations under Section 2.1 within three Business Days of the date it is required to do so, unless the failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it under this Agreement within three Business Days of when due, unless the payment is the subject of a good faith dispute or unless the failure has been cured, (c) is an Insolvent Lender, or (d) becomes the subject of a Bail-In Action; provided that a Lender shall cease to be a Defaulting Lender when none of aforementioned criteria continue to apply to it.

“Defined Benefit Plan” means a pension plan registered under the ITA, the Pension Benefits Act (Ontario) or any other applicable pension standards legislation which contains a “defined benefit provision”, as such term is defined in subsection 147.1(1) of the ITA.

“Delayed Draw Term Credit” means the $15,000,000 delayed draw term credit established by the Delayed Draw Term Credit Lenders pursuant to their Delayed Draw Term Credit Commitments.

“Delayed Draw Term Credit Amortization Amount” means, at any time, an amount equal to 1.25% multiplied by the Delayed Draw Term Credit Reference Amount as at such time.

“Delayed Draw Term Credit Commitment” has the meaning set out in Section 2.1(3).

“Delayed Draw Term Credit Exposure” means, with respect to any Lender at any time, the Canadian $ Amount of the outstanding principal amount of such Lender’s Delayed Draw Term Loans at such time.

“Delayed Draw Term Credit Lender” means any Lender having a Delayed Draw Term Credit Commitment hereunder or a Delayed Draw Term Loan outstanding hereunder.

“Delayed Draw Term Credit Maturity Date” means February 7, 2029.

“Delayed Draw Term Credit Reference Amount” means, at any time, the aggregate Cdn. $ Amount of Delayed Draw Term Loan Loans outstanding from and after the First Amendment Date until such time. For the avoidance of doubt, such amount shall not take into account any payments made upon Delayed Draw Term Loans.

“Delayed Draw Term Loan” has the meaning set out in Section 2.1(3).

“D2 Greenhouse Expansion” means the construction and related activities to modify the greenhouse located on the real property subject to the D2 Lease and the facility located on the D3

Property to assist with the cultivation of Cannabis, create dry rooms and assist with certain research and development activities.

“D2 Greenhouse Expansion Budget” means the budget developed by the Borrower with respect to the D2 Greenhouse Expansion and dated January 10, 2026, as provided to the Administrative Agent prior to the First Amendment Date.

“D2 Greenhouse Expansion Expenses” means expenses incurred with respect to the D2 Greenhouse Expansion.

“D2 Lease” means the lease dated March 29, 2019 and entered into between Village and Village LP as the landlord of the Borrower, a short form of which was registered on March 31, 2020 in the New Westminster Land Title Office under instrument numbers CA8117347 and CA8117348 against title to the real property municipally known as 4526 80th Street, Delta, BC, and legally described as:

PID: 024-579-254 PARCEL 1 SECTION 32 TOWNSHIP 3 NEW WESTMINSTER DISTRICT PLAN LMP42884 EXCEPT PLANS LMP50211, BCP25716, BCP44198 AND EPP76249.

“D2 Property” means the leasehold interest of the Borrower created by the D2 Lease.

“D3 Property” means the real property municipally known as 4431 80th Street, Delta, BC, and legally described as:

PID: 001-402-064 THE SOUTH HALF OF THE NORTH EAST QUARTER OF SECTION 31 TOWNSHIP 3 NEW WESTMINSTER DISTRICT EXCEPT: PART INCLUDED IN A 5.16 ACRE PORTION SHOWN ON REFERENCE PLAN 8317; PORTION INCLUDED IN THAT PART OF THE NORTH HALF OF SECTION 31 SHOWN ON EXPROPRIATION PLAN 7066; PARCEL “D” REFERENCE PLAN 38003; PART DEDICATED ROAD ON PLAN BCP19927 AND PART ON PLAN BCP47239.

“Depreciation Expense” means, with respect to any period, the collective depreciation, depletion impairment and amortization expense of the Borrower for such period, determined on a Consolidated basis.

“EBITDA” means, for any period, an amount equal to Net Income for such period minus, to the extent included in such Net Income (but without duplication):

(a)
any non-cash income and gains (including unrealized mark-to-market gains under Hedge Arrangements); and
(b)
any extraordinary or non-recurring income and gains;

plus, to the extent deducted from such Net Income (but without duplication):

(c)
Interest Expense;
(d)
Income Tax Expense;

(e)
Depreciation Expense;
(f)
any non-cash expenses and losses (including unrealized mark-to-market losses under Hedge);
(g)
any extraordinary or non-recurring charges, expenses or losses, to the extent approved by the Required Lenders in writing; and
(h)
non-recurring cash expenses relating to the Transactions of not more than $500,000; all determined on a Consolidated basis with respect to such period; provided that:
(i)
in respect of (i) each Person which has become a Subsidiary in such period, or (ii) an Acquisition of assets in such period, EBITDA shall be determined as if (A) such Person had been a Subsidiary during the entire such period, or (B) such EBITDA producing assets had been possessed by such Person during the entire such period, as applicable;
(j)
in respect of (i) each Person which has ceased to be a Subsidiary in such period, or (ii) a disposition or sale of assets during such period, EBITDA shall be determined as if (A) such Person had not been a Subsidiary during the entire such period, or (B) such EBITDA producing assets had not been possessed by such Person during the entire such period, as applicable; and
(k)
for the purposes of calculating the financial covenants in Section 5.1(13) and “Adjusted EBITDA”, paragraph (g) of this definition shall include a one-time only write-down to net realizable value, to be taken in the Fiscal Quarter ended December 31, 2024, in respect of inventory that is in existence as of such dates, to an aggregate limit of

$15,000,000; provided that the net income generated on any written down inventory, in any Fiscal Quarter following September 30, 2025 shall be excluded from the Borrower’s EBITDA calculation.

“EDC” means Export Development Canada and its successors. “EDC-Backed LC” means any one unsecured Letter of Credit:

(a)
issued on behalf of the Borrower by Canadian Imperial Bank of Commerce in favour of British Columbia Hydro and Power Authority;
(b)
that is subject to an account performance security guarantee in favour of Canadian Imperial Bank of Commerce from EDC; and
(c)
has a face value not exceeding $10,000,000 and includes any renewal thereof.

“EDC-Backed Indebtedness” means all Indebtedness under, pursuant to, or in connection with, the EDC-Backed LC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority,

(b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Receivable” means, at any time, the invoice amount, including all GST, HST, PST and other Tax (which, in the case of an Approved Currency other than Canadian Dollars, shall be the Equivalent Amount in Canadian Dollars at such time of the amount denominated in such Approved Currency), owing on each Receivable of the Borrower (net of any credit balance, returns, trade discounts, unapplied cash, unbilled amounts or retention or finance charges); provided that, in any event, no Receivable shall be deemed an Eligible Receivable unless each of the following statements is accurate and complete (and by including such Receivable in any computation of the applicable Borrowing Base, the Borrower shall be deemed to represent and warrant to the Administrative Agent and the Lenders the accuracy and completeness of such statements and the compliance of each such Receivable with each such other eligibility standard established by the Administrative Agent):

(a)
such Receivable is a binding and valid obligation of the obligor thereon and is in full force and effect, consisting of the sale of goods or the provision of services by the Borrower to the applicable obligor;
(b)
such Receivable is evidenced by an invoice;
(c)
such Receivable is genuine as appearing on its face or as represented in the books and records of the Borrower;
(d)
such Receivable is free from claims regarding rescission, cancellation or avoidance, whether by operation of applicable Law or otherwise;
(e)
such Receivable is not outstanding for more than (i) 121 days past the original invoice date thereof where the account debtor is a Governmental Authority; or (ii) 91 days past the original invoice date thereof where the account debtor is not a Governmental Authority, in each case regardless of the due date specified in such invoice for payment;
(f)
such Receivable is net of concessions, offset, deduction, contras, contras in respect of progress billings, chargebacks or understandings with the obligor thereon that in any way could reasonably be expected to adversely affect the payment of, or the amount of, such Receivable;

(g)
the Administrative Agent on behalf of the Lenders, has a first-priority perfected Lien covering such Receivable and such Receivable is, and at all times will be, free and clear of all other Liens other than unregistered Liens in respect of Priority Payables that are not yet due and payable;
(h)
the obligor on such account is not an Affiliate, director, officer or employee of any Credit Party or a Related Party thereof;
(i)
such account arose in the ordinary course of business of the applicable Credit Party out of the sale of goods or services by such Credit Party;
(j)
the obligor on such account is not an individual, and is not the subject of any bankruptcy or insolvency proceeding, does not have a trustee or receiver appointed for all or a substantial part of its property, has not made an assignment for the benefit of creditors, admitted its inability to pay its debts as they mature or suspended its business, and the Administrative Agent, in its reasonable discretion, is otherwise satisfied with the credit standing of such obligor;
(k)
if the account arises in respect of the sale of Cannabis or any other Cannabis Activity, the account obligor is located in a Cannabis Jurisdiction;
(l)
in the case of the sale of goods, the subject goods have been completed, sold and shipped, on a true sale basis on open account, or subject to contract, and not on consignment, on approval, on a “sale or return” basis, or on a “bill and hold” or “pre-sale” basis or subject to any other repurchase or return agreement, and no material part of the subject goods has been returned, rejected, lost or damaged;
(m)
the account is not in dispute or subject to any defence, counterclaim or claim by the obligor for credit, set-off, allowance or adjustment;
(n)
the Borrower does not have any obligation to hold any portion of the account in trust or as agent for any other Person;
(o)
each of the representations and warranties set out herein and in the Security Documents with respect to such account is true and correct on such date;
(p)
no cheque, promissory note, draft, trade acceptance or other instrument received with respect to such account (or with respect to any other account due from the same account debtor) and presented for payment has been returned uncollected for any reason;
(q)
such account is not in respect of a volume rebate;
(r)
the Administrative Agent does not believe, in the exercise of its reasonable discretion, that the prospect of collection of such account is impaired or that the account may not be paid because of the account debtor’s inability to pay or any other reason as may be customary either in the commercial lending industry or in the lending practices of the Administrative Agent;
(s)
any statutory limitation or restriction on the assignment of such account has been complied with;

(t)
the assignment (whether absolutely or by way of security) of such account is not limited or restricted by the terms of the contract evidencing or relating to such Account or, if assignment of such account is so restricted, such limitation or restriction has been complied with or the laws of the jurisdiction(s) governing the validity of such assignment provide that such limitation or restriction is ineffective as against the secured creditor with a security interest therein; and
(u)
such account is not evidenced by chattel paper or a promissory note or an instrument of any kind unless same has been delivered to the Administrative Agent and is subject to a Lien under the Security Documents.

“Environmental Laws” means all Laws relating in any way to the environment, preservation or reclamation of natural resources, the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, release, threatened release or disposal of any Hazardous Material, or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Credit Party directly or indirectly resulting from or based upon (a) the violation of any Environmental Laws, (b) the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Injection” means (a) any sale or issuance of any Equity Securities by the Borrower to Village, or (b) the making of any capital contribution by Village to the Borrower.

“Equity Securities” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and non-voting) of, such Person’s capital, whether outstanding on the date hereof or issued after the date hereof, including any interest in a partnership, limited partnership or other similar Person and any beneficial interest in a trust, and any and all rights, warrants, debt securities, options or other rights exchangeable for or convertible into any of the foregoing.

“Equivalent Amount” with respect to any two currencies, the amount obtained in one such currency when an amount in the other currency is converted into the first currency using the spot rate of exchange for such conversion as quoted by the Bank of Canada at the close of business on the Business Day that such conversion is to be made (or, if such conversion is to be made before close of business on such Business Day, then at close of business on the immediately preceding Business Day) and, in either case, if no such rate is quoted, the spot rate of exchange quoted for wholesale transactions by the Administrative Agent in Toronto, Ontario on the Business Day such conversion is to be made in accordance with its normal practice.

“ETA” means Part IX of the Excise Tax Act (Canada).

“Erroneous Payment” has the meaning assigned to it in Section 8.15(1).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.15(4).

“Erroneous Payment Impacted Facilities” has the meaning assigned to it in Section 8.15(4). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.15(4). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.15(4).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Events of Default” has the meaning set out in Section 7.1.

“Excluded Property” has the meaning set out in the GSA or any equivalent agreement thereto governed by the laws of any jurisdiction other than the Province of Ontario.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of a guarantee of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any guarantee thereof) is or has become illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such guarantee or Lien becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or Lien is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of a Credit Party hereunder or under any Loan Document:

(a)
Taxes imposed on or measured by such recipient’s net income (however denominated), franchise Taxes and branch profits Taxes, in each case;
(i)
imposed as a result of such recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof); or
(ii)
that are Other Connection Taxes;
(b)
Taxes attributable to such recipient’s failure to comply with Section 2.15(7), and
(c)
any Canadian withholding Taxes arising as a result of:
(i)
the recipient not dealing at arm’s length (within the meaning of the ITA) with the Credit Party;

(ii)
the recipient being a “specified non-resident shareholder” (as defined in subsection 18(5) of the ITA) of the Borrower or not dealing at arm’s length (for the purposes of the ITA) with a “specified shareholder” (as defined in subsection 18(5) of the ITA) of the Borrower; or
(iii)
the Borrower being a “specified entity” (as defined in subsection 18.4(1) of the ITA, as it is proposed to be amended by certain Tax proposals released by the Department of Finance (Canada) on November 28, 2023) in respect of the recipient, except in the case of (i) through (iii) where (x) the non-arm’s length relationship, (y) the recipient being a “specified non-resident shareholder” of the Borrower or not dealing at arm’s length with a “specified shareholder” of the Borrower, or (z) the recipient being a “specified entity” in respect of the Borrower, as applicable, arises in connection with or as a result of the recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any rights under this Agreement or any other Loan Document.

“Fair Market Value” means:

(a)
with respect to any asset or group of assets (other than a Marketable Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set out in such appraisal; and
(b)
with respect to any Marketable Security at any date, the closing sale price of such Marketable Security on the Business Day next preceding such date, as quoted on any recognized securities exchange or, if there is no such closing sale price of such Marketable Security, the final price for the purchase of such Marketable Security at face value quoted on such Business Day by a financial institution of recognized standing selected by the Administrative Agent which regularly deals in securities of such type.

“Fee Letter” means the letter dated as of April 17, 2025 among the Arranger, the Administrative Agent and the Borrower relating to the payment of certain arrangement, syndication and other fees.

“First Amendment Date” means February 20, 2026, being the date on which amending agreement no. 1 to this Agreement is executed and delivered by the parties hereto.

“Fiscal Quarter” means any fiscal quarter of the Borrower. “Fiscal Year” means any fiscal year of the Borrower

“Fixed Charge Coverage Ratio” means, with respect to any Rolling Period, the ratio of:

(a)
Adjusted EBITDA; to
(b)
Fixed Charges,

in each case for such Rolling Period.

“Fixed Charges” means, with respect to any Rolling Period, the sum (without duplication) of:

(a)
the aggregate amount of all scheduled payments on Indebtedness made (or required to be made) by the Borrower on account of principal (or, in the case of Capital Lease Obligations, all scheduled payments to the extent not included in Interest Expense) by the Borrower (other than to another Credit Party) determined on a Consolidated basis, excluding any amounts paid in respect of Subordinated Affiliate Indebtedness; and
(b)
the Interest Expense, excluding any amounts paid in respect of Subordinated Affiliate Indebtedness,

in each case for such Rolling Period. “Floor” means a rate of interest equal to 0%.

“GAAP” means, with respect to any Person, generally accepted accounting principles in the United States as in effect from time to time with respect to such Person.

“Group Parties” means Village and any subsidiaries and Affiliates of Village, and each is a “Group Party”.

“Governmental Authority” means the Government of Canada, any other nation or any political subdivision thereof, whether provincial, state, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank, fiscal or monetary authority or other authority regulating financial institutions, and any other entity or supra-national body exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including Health Canada, a Minister of the Crown, the Superintendent of Financial Institutions or other comparable authority or agency, the Bank Committee on Banking Regulation and Supervisory Practices of the Bank of International Settlements, the European Union and the European Central Bank.

“GSA” means the Ontario law general security agreement dated as of the date hereof between each Credit Party from time to time party thereto and the Administrative Agent for the benefit of the Secured Parties constituting a first-priority Lien (subject to Permitted Liens) over all present and future property (both real and personal) of such Persons other than Excluded Property.

“GST” means all amounts payable under the ETA or any similar legislation in any other jurisdiction of Canada, including QST and HST.

“Guarantee” of or by any Person (in this definition, the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (in this definition, the “primary credit party”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect:

(a)
to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise);
(b)
to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof;
(c)
to maintain working capital, equity capital solvency, or any other balance sheet, income statement or other financial statement condition or liquidity of the primary credit party so as to enable the primary credit party to pay such Indebtedness or other obligation; or
(d)
as an account party in respect of any letter of credit or letter of guarantee issued to support such Indebtedness or other obligation.

The term Guarantee shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee in respect of Indebtedness shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness (unless the Guarantee is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

“Guarantor” means any Person that has entered into, or acceded to, the Credit Party Guarantee. As of the Closing Date the sole Guarantor is Village.

“Hazardous Materials” means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organism, ray, odour, radiation, energy, vector, plasma, constituent or other material which

(a)
is or becomes listed, regulated or addressed under any Environmental Laws, or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Laws, including asbestos, cyanide, petroleum and polychlorinated biphenyls, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Laws.

“Health Canada License” means any license issued by Health Canada to any of the Credit Parties in respect of its Cannabis Activities, including without limitation, license no. LIC-8OR129OHJQ-2025.

“Hedge Arrangement” means any derivative transaction entered into in connection with protection against, or benefit from, fluctuation in any rate or price. For the avoidance of doubt, the entry into an ISDA Master Agreement and the schedule thereto shall not in and of themselves constitute a Hedge Arrangement, but each trade documented pursuant to a confirmation entered into thereunder shall.

“Hedge Exposure” of a Person means all obligations of such Person arising under or in connection with Hedge Arrangements; provided that:

(a)
when calculating the value of a Hedge Arrangement only the mark-to-market value (or, if any actual amount is due as a result of the termination or close-out of such Hedge Arrangement, that amount) shall be taken into account; and
(b)
the Hedge Exposure with respect to any counterparty shall be calculated on an aggregate net basis after taking into account all amounts owing by such counterparty to such Person under Hedge Arrangements.

“Hostile Acquisition” means a proposed Acquisition by any Credit Party in circumstances in which the Target shall not have, as of the date of the Borrower’s Acquisition Notice in respect of such Acquisition, evidenced its agreement or agreement in principle to such Acquisition by means of (a) a definitive agreement of purchase and sale, (b) a letter of intent in respect thereof, or (c) any other document, instrument, opinion or other writing satisfactory to the Lenders.

“HST” means all amounts payable as harmonized sales tax in the Provinces of Ontario, Nova Scotia, Newfoundland, New Brunswick and Prince Edward Island under the ETA.

“Hypothecary Representative” has the meaning set out in Section 8.13.

“Income Tax Expense” means, with respect to any period, the aggregate of all taxes on income of the Borrower for such period, whether current or deferred and net of any incentive or similar tax credits, determined on a Consolidated basis.

“Indebtedness” of any Person means, without duplication:

(a)
all obligations of such Person for borrowed money or with respect to deposits or advances of any kind;
(b)
all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;
(c)
all obligations of such Person upon which interest charges are customarily paid;
(d)
all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person;
(e)
all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business);
(f)
all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed;
(g)
all Guarantees by such Person of Indebtedness of others;
(h)
all Capital Lease Obligations of such Person;
(i)
all LC Indebtedness of such Person;

(j)
all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances;
(k)
all Hedge Exposure to the extent due and payable; and
(l)
all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value (other than for other Equity Securities) any Equity Securities of such Person, valued, in the case of redeemable Equity Securities, at the greater of voluntary or involuntary redemption price, plus accrued and unpaid dividends.

For the avoidance of doubt, (i) Indebtedness shall not include Bonding Obligations, and (ii) Indebtedness of the Borrower shall include the principal amount of all Loans and the undrawn face amount of Letters of Credit, in each case to the extent outstanding hereunder. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a partner, general partner or limited partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity. For the purposes of the financial covenants in Section 5.1(13) (including the defined terms used in Section 5.1(13)), (a) the amount outstanding at any time of any Indebtedness issued with original issue discount is the accreted amount of such Indebtedness.

“Indemnified Taxes” means all Taxes other than Excluded Taxes, imposed on or with respect to any payment to be made by or on account of any obligation of a Credit Party hereunder or under any Loan Document.

“Indemnitee” has the meaning specified in Section 9.3(2).

“Industrial Hemp” has the meaning ascribed to such term and the term “hemp” under applicable Law, including the Industrial Hemp Regulations (Canada) issued under the Cannabis Act and under the Agricultural Marketing Act of 1946 (United States, as amended, effective November 12, 2026 by the Continuing Appropriations, Agriculture, Legislative Branch, Military Construction and Veterans Affairs, and Extensions Act, 2026).

“Initial Security Documents” means the materials described in Schedule 1.1(A).

“Insolvent Lender” means any Lender that (a) has been adjudicated as, or determined by an Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, (b) becomes the subject of an insolvency, bankruptcy, dissolution, liquidation or reorganization proceeding, or (c) becomes the subject of an appointment of a receiver, receiver and manager, monitor, trustee or liquidator under the Bank Act (Canada), the Canada Deposit Insurance Corporation Act (Canada) or any applicable bankruptcy, insolvency or similar law now existing or hereafter enacted; provided that a Lender shall not be an Insolvent Lender (i) solely by virtue of the ownership or acquisition by a Governmental Authority or instrumentality thereof of any Equity Securities in such Lender or a parent company thereof, or (ii) due to an Undisclosed Administration.

“Intellectual Property” means any industrial and intellectual property, and intellectual property rights, whether registered or not, including without limitation, patents, patent applications, trade marks, trade mark applications, trade names, service marks, copyrights, industrial designs, integrated circuit topographies, ideas, inventions (whether or not patented), franchises, get-up and trade dress, designs, works, methods, business names, indicia of origin, plant breeders’ rights, urls, domain names, tag lines, data, know how and trade secrets.

“Intercreditor Agreement” means any intercreditor agreement between the Secured Parties, the Credit Parties and any one or more Subordinated Creditors.

“Interest Expense” means, with respect to any period, the interest expense of the Borrower for such period, determined on a Consolidated basis.

“Interest Payment Date” means, (a) in the case of any Canadian Prime Loan, the first Business Day of each month, and (b) in the case of a CORRA Loan, the last day of each Interest Period relating to such CORRA Loan.

“Interest Period” means, with:

(i)
respect to a Term CORRA Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as the Borrower may elect; and
(ii)
respect to a Daily Compounded CORRA Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as the Borrower may elect;

provided that:

(iii)
if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the immediately succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(iv)
any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period;
(v)
no Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of (i) Canadian Prime Loans, and (ii) CORRA Borrowings which have Interest Periods which will expire on or before such date, minus the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and
(vi)
no Interest Period shall extend beyond the Revolving Credit Maturity Date (if such CORRA Borrowing, is part of a Borrowing under the Revolving Credit) ~~or beyond~~, the Term Credit Maturity Date (if such CORRA Borrowing is part of a Borrowing under the Term Credit) or the Delayed Draw Term Credit Maturity Date (if such CORRA Borrowing is part of a Borrowing under the Delayed Draw Term Credit).

For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a converted or continued Borrowing, thereafter shall be the effective date of the most recent conversion or rollover of such Borrowing.

“Investment” means, as applied to any Person (the “investor”), any direct or indirect:

(a)
purchase or other acquisition by the investor of Equity Securities of any other Person or any beneficial interest therein;
(b)
purchase or other acquisition by the investor of bonds, notes, debentures or other debt securities of any other Person or any beneficial interest therein;
(c)
loan or advance to any other Person, other than (i) advances to employees for expenses incurred (or to be incurred) in the ordinary course of business, and (ii) accounts receivable arising from goods or services provided to such other Person in the ordinary course of the investor’s business; and
(d)
capital contribution by the investor to any other Person, provided that an Acquisition shall not constitute an Investment.

“ISDA Master Agreement” means an agreement in the form of an ISDA Master Agreement (Multi-Currency – Cross Border) or 2002 ISDA Master Agreement, in each case, as published by ISDA, including the Schedule thereto and any Confirmation thereunder (each as defined therein).

“Issuing Bank” means Canadian Imperial Bank of Commerce and any other Lender that agrees to act as an Issuing Bank, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.19(9). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto.

“ITA” means the Income Tax Act (Canada), as amended from time to time.

“Joint Venture” means any arrangement, regardless of legal form, but including a corporation, partnership, joint venture, trust or contractual arrangement, formed or entered into between a Credit Party and one or more other Persons (other than a Credit Party) for the purpose of carrying on specific business or developing one or more specific projects together.

“Judgement Currency” has the meaning specified in Section 2.17.

“Landlord Agreement” means an agreement in form and substance satisfactory to the Administrative Agent given in favour of the Administrative Agent by Village and Village LP, as the landlord of the D2 Property (and also acknowledged by all mortgagees of such landlord if requested by the Agent upon the instructions of the Required Lenders), which shall include the following provisions:

(a)
the landlord consents to the granting of a mortgage of the D2 Property by the Borrower (as tenant thereunder) in favour of the Agent and agrees that the Agent may assign the

D2 Lease to a third party without the landlord’s consent; the landlord agrees to give written notice to the Administrative Agent in respect of and a reasonable opportunity to cure any default under the D2 Lease; and

(b)
the landlord agrees not to terminate the D2 Lease; and the landlord agrees to waive (or subordinate and defer the enforcement of) its right of distraint and any other rights and remedies and any security it may hold in respect of any property of the Borrower located on the D2 Property or affixed to the D2 Property which the Borrower is entitled to remove under Applicable Law or pursuant to the terms of the D2 Lease.

“Laws” means all federal, provincial, municipal, foreign and international statutes, acts, codes, ordinances, decrees, treaties, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards or any provisions of the foregoing, including general principles of common and civil law and equity, and all policies, practices and guidelines of any Governmental Authority binding on or affecting the Person or such Person’s property referred to in the context in which such word is used (including, in the case of tax matters, any accepted practice or application or official interpretation of any relevant taxation authority); and “Law” means any one or more of the foregoing.

“LC Cover” means, with respect to any Letter of Credit, and the contingent Reimbursement Obligations thereunder, either:

(a)
its LC Prepayment;
(b)
the lodging of cash collateral to the Administrative Agent as security therefor pursuant to documentation satisfactory to the Administrative Agent, acting reasonably; or
(c)
the provision to the Administrative Agent of a standby letter of credit as security therefor, such standby letter of credit to be in form and substance (including the issuing bank thereof) satisfactory to Administrative Agent, acting reasonably;

in each case the amount of which shall be equal to the applicable LC Cover Amount. At any time that a Default or Event of Default has occurred and is continuing the obligation to provide LC Cover may only be satisfied by way of the method set out in clause (a) above unless the Administrative Agent, in its sole and absolute discretion, agrees otherwise.

“LC Cover Amount” means, with respect to any Letter of Credit at any time, an amount equal to:

(a)
103% of the undrawn face amount of such Letter of Credit as at such time; plus
(b)
all fees payable hereunder with respect to such Letter of Credit (using a default rate of interest, if applicable) for the period from such time to the expiration date of such Letter of Credit, except to the extent already paid.

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a draw upon a Letter of Credit.

“LC Exposure” means, at any time and with respect to any Revolving Credit Lender, its Applicable Percentage of the Total LC Exposure at such time.

“LC Indebtedness” means all obligations, contingent or otherwise, of a Person as an account party in respect of letters of credit and letters of guarantee, including Letters of Credit.

“LC Prepayment” means, with respect to any Letter of Credit, the unconditional prepayment to the Issuing Bank in cash of all contingent Reimbursement Obligations with respect thereto.

“LC Return Amount” means, with respect to any Letter of Credit at any time, an amount equal to:

(a)
the LC Cover Amount paid or lodged with respect to such Letter of Credit; less
(b)
that portion of such LC Cover Amount attributable to fees payable hereunder; less
(c)
all LC Disbursements made with respect to such Letter of Credit since payment or lodging of such LC Cover Amount until such time; less
(d)
any other amounts owing to the Issuing Bank hereunder at such time. “Legal Reservations” means:
(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganization and other laws generally affecting the rights of creditors;
(b)
the time barring of claims under the Limitation Act, 2002 (Ontario), as amended, and similar legislation in any other applicable jurisdiction; and
(c)
any other matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions furnished to the Administrative Agent pursuant to this Agreement by legal counsel for a Credit Party.

“Lender Affiliate” means, (a) with respect to any Lender, (i) an Affiliate of such Lender, or (ii) any Person that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender, and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Lenders” means the Persons listed as lenders on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and any Issuing Bank.

“Lender Termination Date” means the first date on which:

(a)
all Commitments have expired or been terminated;
(b)
the principal of and interest on each Loan and all fees, indemnities and other amounts due and payable hereunder shall have been paid in full; and
(c)
all Letters of Credit shall have either (x) expired or terminated and all LC Disbursements shall have been reimbursed or (y) in the case of contingent Reimbursement Obligations with respect to outstanding Letters of Credit, LC Cover shall have been provided.

“Letter of Credit” means any letter of credit or letter of guarantee issued pursuant to this Agreement.

“Leverage Ratio” means, at any time, the ratio of (a) Total Indebtedness at such time; to (b) EBITDA for the most recently completed Rolling Period. By way of example and for the avoidance of doubt, the Leverage Ratio as at January 21, 2026 shall be equal to the ratio of Total Indebtedness on January 21, 2026 to EBITDA for the Rolling Period ended on December 31, 2025.

“Lien” means, (a) with respect to any asset, any mortgage, deed of trust, lien (statutory or otherwise), deemed trust, pledge, hypothec, hypothecation, encumbrance, charge, security interest, royalty interest, adverse claim, defect of title or right of set off in, on or of such asset,

(b)
the interest of a vendor or a lessor under any conditional sale agreement, capital lease, title retention agreement or consignment agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to any asset, (c) any purchase option, call or similar right of a third party with respect to such assets, (d) any netting arrangement, defeasance arrangement or reciprocal fee arrangement, and (e) any other arrangement having the effect of providing security.

“Loan” means any loan made by the Lenders to the Borrower pursuant to this Agreement.

“Loan Documents” means this Agreement, the Security Documents, any Intercreditor Agreement, the Borrowing Requests, the Borrowing Base Reports, and the Fee Letter, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of any Credit Party (as applicable) hereunder or thereunder) now or hereafter entered into in connection with this Agreement (including any document, instrument or agreement with respect to any Secured Hedge Arrangement and Secured Cash Management Services), as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

“Marijuana” has the meaning ascribed to such term under applicable Law, including the

Controlled Substances Act (United States).

“Marketable Security” means any share or other security issued and listed on a stock or security exchange located in Canada, the United States, Australia, or the European Union.

“Material Adverse Change” means any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or condition, financial or otherwise, of the Credit Parties taken as a whole, or (b) the validity or enforceability of any of the Loan Documents, the rights and remedies of the Administrative Agent and the Lenders thereunder, or the priority of the Liens created thereby or

(c)
the ability of the Credit Parties to perform their material obligations under the Loan Documents.

“Material Contract” means (a) the contracts, licences and agreements listed and described on Schedule 3.1(23), and (b) any other contract, licence or agreement (i) to which any Credit Party is a party or bound, (ii) which is material to, or necessary in, the operation of the business of any Credit Party, (iii) which any Credit Party cannot promptly replace by an alternative and comparable contract with comparable commercial terms, and (iv) the absence of which would have a Material Adverse Effect.

“Material Indebtedness” means (a) all Subordinated Affiliate Indebtedness and EDC-Backed Indebtedness (in each case, regardless of the amount thereof); and (b) any Indebtedness (other than the Loans, Subordinated Affiliate Indebtedness, and EDC-Backed Indebtedness) of any one or more Credit Parties or Village in an aggregate principal amount exceeding $500,000.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Income” means, with respect to any period, the net income of the Borrower for such period, determined on a Consolidated basis.

“Net Proceeds” means, with respect to

(a)
any Asset Disposition or Casualty Event, the gross amount of proceeds received by any Credit Party from such Asset Disposition or Casualty Event (including proceeds of any insurance policies and amounts received pursuant to any expropriation proceeding or condemnation proceeding); and
(b)
with respect to:
(i)
the issuance or incurrence by any Credit Party of any Indebtedness; or
(ii)
the sale or issuance of any Equity Securities of, or the making of any capital contribution to, any Credit Party;

the gross amount of proceeds received by any Credit Party therefrom, including any cash received in respect of non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or instalment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received;

in each case minus the sum of:

(c)
the amount, if any, of all Taxes paid or payable by any Credit Party directly resulting from such transaction or the movement of funds from the selling Credit Party to the Borrower (including the amount, if any, estimated by the Borrower in good faith at the time of such transaction for Taxes payable by such Credit Party on or measured by net income or gain resulting from such transaction) assuming the application of any Tax losses or credits available (or to be available) to such Credit Party at the time such Taxes are payable that are not used to offset other income or gains;

(d)
the reasonable out-of-pocket costs and expenses incurred by any Credit Party in connection with such transaction (excluding any fees or expenses paid to any Credit Party, or any Affiliate of any Credit Party);
(e)
any reserves established in accordance with GAAP in connection with any such Asset Disposition; and
(f)
any other Indebtedness secured by a Lien ranking in priority to the Liens created under the Security Documents on the asset which is subject to such Asset Disposition and required to be repaid as a result of such Asset Disposition.

“Non-Defaulting Lender” has the meaning set out in Section 2.21(f).

“Non-Party Beneficiary” means any Secured Party or Indemnitee that is not a Party.

“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” has the meaning set out in Section 2.15(2). “Participant” has the meaning set out in Section 9.4(5).

“Party” means a party to this Agreement, and reference to a Party includes its successors and permitted assigns and “Parties” means every Party.

“Payment” means, with respect to any obligation, (a) any payment or distribution by any Person of cash, securities, or other form of property, including by the exercise of a right of set-off or in any other manner, on account of such obligations, or (b) any redemption, purchase or other acquisition of such obligation (including by way of amalgamation or merger) by the Person owing such obligation.

“Payment Office” means the Administrative Agent’s office located at 595 Bay Street, 7th Floor Toronto, Ontario, M5G 2C2 Attention Global Agent Administration Services, Administrative Officer (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto).

“Payment Recipient” has the meaning assigned to it in Section 8.15(1).

“Pension Plan” means a “registered pension plan”, as such term is defined in subsection 248(1) of the ITA (including, for greater certainty and without limitation, a Defined Benefit Plan),

which is or was sponsored, administered or contributed to, or required to be contributed to, by any Credit Party or under which any Credit Party has or may incur any actual or contingent liability.

“Permitted Acquisition” means any Acquisition:

(a)
with respect to which an Acquisition Notice has been provided no fewer than 30 days in advance of such Acquisition;
(b)
when no Default or Event of Default has occurred and is continuing or would be caused thereby;
(c)
which is of a Target carrying on a business only in an Approved Cannabis Jurisdiction and which is the same as or related, ancillary or complementary to the Business (or if an asset Acquisition, is of assets used or useful in the Business and located in an Approved Cannabis Jurisdiction);
(d)
where the Target had positive Subject EBITDA determined on a consolidated basis for its most recent fiscal year;
(e)
in respect of which the Borrower has provided a certificate of a Responsible Officer of the Borrower containing information satisfactory to the Lenders (acting reasonably) regarding the cost of such Acquisition, the projected earnings of such Acquisition, the financial and acquisition structure of such Acquisition, audited financial statements of the Target for the previous three years, and financial projections (on a quarterly basis) for the next three years;
(f)
in respect of which the Lenders will have:
(i)
a first-priority Lien (subject only to Permitted Liens) over the assets to be acquired (other than Excluded Property); and
(ii)
if such Acquisition is an Acquisition of Equity Securities of a Target, a full recourse guarantee (by way of accession to the Credit Party Guarantee) from, and a first-priority Lien (subject only to Permitted Liens) over the assets of, such Target and its subsidiaries.
(g)
in respect of which the Borrower has demonstrated to the Lenders’ satisfaction, acting reasonably, that after giving effect to such Acquisition, the Borrower will be in compliance with the financial covenants in Section 5.1(13) as at the date of such Acquisition,;
(h)
which, if such Acquisition is an Acquisition of Equity Securities of any Target, the applicable Credit Party acquires not less than 100% of the Equity Securities of such Target;
(i)
the Acquisition Cost of which, when totalled with the aggregate Acquisition Cost of all other Acquisitions made since the Closing Date, does not exceed $1,000,000;

provided that, notwithstanding the foregoing:

(j)
any Acquisition by a Credit Party from a Credit Party or Subsidiary shall be a Permitted Acquisition;
(k)
a Hostile Acquisition shall not be a Permitted Acquisition; and
(l)
any Acquisition involving a Conflict of Interest shall not be a Permitted Acquisition.

“Permitted Hedge Payment” means any payment under or in connection with any Secured Hedge Arrangement made when no Event of Default has occurred and is continuing; provided that:

(a)
the payment of any Early Termination Amount (as defined in the applicable ISDA Master Agreement); or
(b)
any other payment of a similar nature or economic effect, whether voluntary or mandatory;

shall cease to be a Permitted Hedge Payment if an Event of Default shall occur within 12 months after the time of such payment, such that it shall become subject to the sharing provisions of Section 2.16(4).

“Permitted Indebtedness” means:

(a)
Indebtedness under a Loan Document;
(b)
Indebtedness incurred pursuant to a Permitted Investment made by another Credit Party;
(c)
any Guarantee by a Credit Party of any Permitted Indebtedness of another Credit Party if such first Credit Party would be permitted to loan such Indebtedness directly to such second Credit Party by way of a Permitted Investment;
(d)
Capital Lease Obligations and Indebtedness secured by Purchase Money Liens, provided that the aggregate principal amount of Indebtedness permitted by this clause (d) shall not exceed $2,000,000 at any time outstanding;
(e)
Secured Hedge Obligations;
(f)
Secured Cash Management Obligations;
(g)
EDC-Backed Indebtedness; and
(h)
Subordinated Affiliate Indebtedness. “Permitted Investments” means:
(a)
Investments in Cash Equivalents;
(b)
any Investments by a Credit Party in another Credit Party , whether by way of Equity Securities, capital contribution or Indebtedness;

(c)
Investments held directly or indirectly by a Target at the time of its Permitted Acquisition;
(d)
any Investment acquired by a Credit Party from another from another Credit Party in whose hands it constituted a Permitted Investment; and
(e)
other Investments not exceeding $1,000,000 at any time. “Permitted Liens” means:
(a)
Liens in favour of the Administrative Agent for the benefit of the Secured Parties for the obligations of any Credit Party under or pursuant to the Loan Documents;
(b)
Liens granted by a Credit Party in favour of a Credit Party in order to secure any of the Indebtedness of such Credit Party to such Credit Party, provided that such Liens are subject to assignment and postponement arrangements satisfactory to the Administrative Agent;
(c)
Purchase Money Liens securing Permitted Indebtedness and Liens to secure Capital Lease Obligations that constitute Permitted Indebtedness;
(d)
Liens imposed by any Governmental Authority for Taxes not yet due and delinquent or which are being contested in good faith and by appropriate proceedings in compliance with Section 5.1(3), and, during such period during which such Liens are being so contested, such Liens shall not be executed on or enforced against any of the assets of any Credit Party, provided that such Credit Party shall have set aside on its books reserves deemed adequate therefor and not resulting in qualification by auditors;
(e)
carrier’s, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction and other like Liens arising by operation of applicable Law, arising in the ordinary course of business and securing amounts (i) which are not overdue for a period of more than 30 days, or (ii) which are being contested in good faith and by appropriate proceedings and, during such period during which amounts are being so contested, such Liens shall not be executed on or enforced against any of the assets of any Credit Party, provided that (iii) such Credit Party shall have set aside on its books reserves deemed adequate therefor and not resulting in qualification by auditors, (iv) such Credit Party is in compliance with any corresponding holdback requirements under applicable legislation;
(f)
undetermined or inchoate Liens and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable Law or of which written notice has not been duly given in accordance with applicable Law or which although filed or registered, relate to obligations not due and delinquent, including without limitation statutory Liens incurred, or pledges or deposits made, under worker’s compensation, employment insurance and other social security legislation;
(g)
deposits or Liens over cash collateral securing (i) any performance obligation (which, for the avoidance of doubt, shall exclude any obligation to repay borrowed money) incurred in the ordinary course of business, or (ii) any Bonding Obligation with respect to such obligation;

(h)
reservations in the original crown grant, servitudes, easements, rights-of-way, restrictions and other similar encumbrances on real property imposed by applicable Law or incurred in the ordinary course of business and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Credit Party or zoning and building by-laws and ordinances and municipal by-laws and regulations with respect to real property so long as the same are complied with;
(i)
Liens of, or resulting from, any judgment or award that does not constitute an Event of Default under Section 7.1(k);
(j)
the rights reserved to or vested in Governmental Authorities by statutory provisions or by the terms of leases, licenses, franchises, grants or permits, which affect any land, to terminate the leases, licenses, franchises, grants or permits or to require annual or other periodic payments as a condition of the continuance thereof;
(k)
securities to public utilities or to any municipalities or Governmental Authorities or other public authority when required by the utility, municipality or Governmental Authorities or other public authority in connection with the supply of services or utilities to the Credit Parties;
(l)
Liens or covenants restricting or prohibiting access to or from lands abutting on controlled access highways or covenants affecting the use to which lands may be put; provided that such Liens or covenants do not materially and adversely affect the use of the lands by any Credit Party;
(m)
statutory Liens incurred or pledges or deposits made in favour of a Governmental Authority to secure the performance of obligations of any Credit Party under Environmental Laws to which any assets of such Credit Party are subject;
(n)
customary rights of set-off or combination of accounts in favour of a financial institution with respect to deposits maintained by it;
(o)
contractual rights of set-off granted in the ordinary course of business;
(p)
Liens or escrow arrangements with respect to cash deposits lodged in connection with a Permitted Acquisition;
(q)
Liens granted by any Credit Party to a landlord to secure the payment of arrears of rent in respect of leased properties in the Province of Quebec leased from such landlord, provided that such Lien is limited to the assets located at or about such leased properties;
(r)
the reservations, limitations, provisos and conditions, if any, expressed in any original patents or grants of real or immoveable property;

(s)
title defects or irregularities which are of a minor nature and in the aggregate will not materially impair the use of the property for the purpose for which it is held;
(t)
applicable municipal and other governmental restrictions affecting the use of land or the nature of any structures which may be erected thereon, provided such restrictions have been complied with and will not materially impair the use of the property for the purpose for which it is held; and
(u)
any extension, renewal or replacement of any of the foregoing;

provided, however, that the Liens permitted hereunder shall not be extended to cover any additional Indebtedness of the Credit Parties or their property (other than a substitution of like property), except Liens in respect of Capital Lease Obligations and Purchase Money Liens as permitted by clause (c) of this definition, or Liens as contemplated by clause (u) of this definition.

“Person” includes any natural person, corporation, company, limited liability company, unlimited liability company, trust, joint venture, association, incorporated organization, partnership, Governmental Authority or other entity.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Post-Closing Requirements” has the meaning set out in Section 5.1(9)(b).

“Priority Payables” means, with respect to any Person, any amount due to such Person which is secured by a Lien which ranks or is capable of ranking prior to or pari passu with the Liens created by the Security Documents, including amounts owing for wages, vacation pay, severance pay, employee deductions, sales tax, excise tax, Tax payable pursuant to Part IX of the Excise Tax Act (Canada) (net of GST input credits), income tax, workers compensation, government royalties, pension fund obligations including employee and employer pension plan contributions (including “normal cost”, “special payments” and any other payments in respect of any funding deficiencies or shortfalls), overdue rents or Taxes, and other statutory or other claims that have or may have priority over, or rank pari passu with, such Liens created by the Security Documents.

“PST” means all provincial sales taxes payable under the relevant sales tax legislation of Manitoba, Saskatchewan and British Columbia.

“Purchase Money Lien” means a Lien taken or reserved in personal property to secure payment of all or part of its purchase price (or to secure financing to fund such purchase price), provided that such Lien (a) secures an amount not exceeding the lesser of the purchase price of such personal property and the Fair Market Value of such personal property at the time such Lien is taken or reserved, (b) extends only to such personal property and its proceeds, and (c) is granted prior to or within 30 days after the purchase of such personal property.

“QST” means the Quebec sales tax imposed pursuant to an Act respecting the Québec sales tax.

“Quarterly Date” means each of the last day of each of March, June, September, and December in each calendar year.

“Receivable” means the indebtedness and payment obligations of any Person to any Credit Party or acquired by any Credit Party (including obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of merchandise or the provision of services by such Credit Party or the Person from which such indebtedness and payment obligation were acquired by such Credit Party, including (a) any right to payment for goods sold or for services rendered and (b) the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto.

“Register” has the meaning set out in Section 9.4(3). “Registrations” has the meaning set out in Section 5.1(14).

“Reimbursement Obligations” means, at any date, the obligations of the Borrower then outstanding in respect of the Letters of Credit to reimburse the Administrative Agent for the account of the Issuing Bank for the amounts paid by the Issuing Bank in respect of any drawings under the Letters of Credit.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Related Non-Party Beneficiary” means, with respect to any Lender, any Non-Party Beneficiary that is a Related Party to such Lender.

“Release” is to be broadly interpreted and shall include an actual or potential discharge, deposit, spill, leak, pumping, pouring, emission, emptying, injection, escape, leaching, seepage or disposal of Hazardous Materials which is or may be in breach of any Environmental Laws.

“Relevant Agent” means, with respect to a Credit Party, any agent of such Credit Party that will act in any capacity in connection with, or benefit from, the Credits.

“Relevant Governmental Body” has the meaning set out in Section 2.12(1)(f).

“Required Lenders” means, subject to Section 2.21 at any time, Lenders having Revolving Credit Exposures, Term Credit Exposures, Delayed Draw Term Credit Exposures and unused and uncancelled Commitments representing at least 66⅔% of the sum of the Total Revolving Credit Exposures, Total Term Credit Exposures, Total Delayed Draw Term Credit Exposures and unused and uncancelled Commitments at such time; provided that if there are only two Lenders having Revolving Credit Exposures, Term Credit Exposures, Delayed Draw Term Credit Exposures and unused and uncancelled Commitments at such time, “Required Lenders” shall mean both such Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chairman, the president, any vice president, the chief executive officer or the chief operating officer, and, in respect of financial or accounting matters, any chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Restricted Payment” means, with respect to any Person, any Payment by such Person:

(a)
of any dividend, distribution or return of capital with respect to its Equity Securities;
(b)
on account of the purchase, redemption, retirement or other acquisition of any of its Equity Securities, or any warrants, options or similar rights with respect to its Equity Securities;
(c)
on account of any principal of or interest or premium on, or the redemption or acquisition of, any Indebtedness of such Person that:
(i)
by its terms or contractual postponement ranks in right of payment subordinate to any liability of such Person under the Loan Documents; or
(ii)
is not permitted hereunder;
(d)
of any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or other gratuity, to:
(i)
any director or officer of such Person (but excluding wages, payments made in connection with long-term incentive plans, and bonuses, in each case paid in the ordinary course of business and consistent with past practice); or
(ii)
any Affiliate of such Person or director or officer thereof; or
(e)
for the purpose of setting apart any property for a sinking, defeasance or other analogous fund for any of the payments referenced above.

“Revolving Credit” means the $10,000,000 revolving credit facility established by the Revolving Credit Lenders pursuant to their Revolving Credit Commitments.

“Revolving Credit Commitment” has the meaning set out in Section 2.1(1), and “Revolving Credit Commitments” means all of them.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of (a) the Canadian $ Amount of the outstanding principal amount of such Lender’s Revolving Loans at such time, and (b) such Lender’s LC Exposure at such time, provided that, for the purposes of the definition of Total Revolving Credit Exposure and Section 2.1(1)(a), the Swingline Exposure will be deemed to be equal to the Swingline Commitment.

“Revolving Credit Lender” means any Lender having a Revolving Credit Commitment hereunder or a Revolving Loan outstanding hereunder.

“Revolving Credit Maturity Date” means February 7, ~~2028~~2029, as such date may be extended from time to time pursuant to Section 2.6.

“Revolving Loan” has the meaning set out in Section 2.1(1), and shall include Swingline Loans.

“Rolling Period” means each Fiscal Quarter taken together with the three immediately preceding Fiscal Quarters.

“Rose Lifescience” means Rose Lifescience Inc., a •Quebec corporation.

“S&P” means Standard & Poor’s Financial Services LLC.

“Sanctions” means, at any time, economic or financial sanctions or trade embargoes imposed, administered or enforced by:

(a)
the Office of Foreign Assets Control of the U.S. Department of Treasury; or
(b)
any other Governmental Authority that are applicable to any Party at such time.

“Sanctioned Person” means, at any time, any Person with whom any Party is prohibited or restricted from transacting or otherwise dealing under any Sanction, whether by reason of designation under such Sanction or otherwise.

“Secured Cash Management Obligations” means all indebtedness arising under or in connection with any Secured Cash Management Services.

“Secured Cash Management Provider” means any Lender or Lender Affiliate in its capacity as a provider of Cash Management Services. For the avoidance of doubt, a Person that ceases to be a Lender or Lender Affiliate (other than upon a Lender Termination Date) shall cease to be a Secured Cash Management Provider.

“Secured Cash Management Service” means any Cash Management Service provided by a Secured Cash Management Provider to the Borrower.

“Secured Financial Product Collateralization” means either (a) providing cash collateral (pursuant to documentation reasonably satisfactory to Administrative Agent) to be held by Administrative Agent for the benefit of providers of the Secured Cash Management Services and Secured Hedge Counterparties in an amount equal to 103% of the then existing Secured Cash Management Obligations and Secured Hedge Obligations (after taking into account all amounts owed by the counterparty to such Person in accordance with normal market practices (using the mark-to-market method whenever applicable)) or (b) providing Administrative Agent with a standby letter of credit, in form and substance reasonably satisfactory to Administrative Agent, from a commercial bank reasonably acceptable to Administrative Agent in an amount equal to 103% of the then existing Secured Cash Management Obligations and Secured Hedge Obligations (after taking into account all amounts owed by the counterparty to such Person in accordance with normal market practices (using the mark-to-market method whenever applicable)).

“Secured Hedge Arrangement” means any Hedge Arrangement between the Borrower and Person that is a Lender or Lender Affiliate at the time such Hedge Arrangement is entered into. For the avoidance of doubt, (i) any Hedge Arrangement entered into by a Credit Party with a Person before such Person is a Lender or Lender Affiliate or after such Person ceases to be a Lender or Lender Affiliate shall not be a Secured Hedge Arrangement, (ii) any Secured Hedge

Arrangement shall continue as such notwithstanding that such Person ceases to be a Lender or Lender Affiliate, and (iii) as at the Closing Date there are no outstanding Hedge Arrangements between the Borrower and a Lender or Lender Affiliate.

“Secured Hedge Counterparty” means any Person party to Secured Hedge Arrangement other than a Credit Party, in such Person’s capacity as a party thereto. For the avoidance of doubt, (i) a Person shall remain a Secured Hedge Counterparty with respect to a Secured Hedge Arrangement if it ceases to be a Lender or a Lender Affiliate, and (ii) such Secured Hedge Arrangement shall continue to be secured by the Liens created under the Security Documents.

“Secured Hedge Obligations” means all Hedge Exposure arising under or in connection with Secured Hedge Arrangements; provided that amounts owing to or from a Person under Hedge Arrangements that are not Secured Hedge Arrangements shall not be taken into account in calculating Secured Hedge Obligations.

“Secured Liabilities” means all present and future indebtedness, liabilities and obligations of any and every kind, nature and description (whether direct or indirect, joint or several, absolute or contingent, mature or unmatured) of the Credit Parties to the Secured Parties under, in connection with or with respect to the Loan Documents (including Secured Cash Management Obligations, Secured Hedge Obligations and Erroneous Payment Subrogation Rights), and any unpaid balance thereof.

“Secured Parties” means the Administrative Agent, the Lenders the Secured Hedge Counterparties and the Secured Cash Management Providers.

“Security Documents” means the agreements or instruments described or referred to in Schedule 1.1(A) or Section 5.1(12) (including, to the extent such Section describes an amendment, the agreement or instrument amended thereby) and any and all other agreements or instruments now or hereafter executed and delivered by any Credit Party as security (including by way of guarantee) for the payment or performance of all or part of the Secured Liabilities, as any of the foregoing may have been, or may hereafter be, amended, modified or supplemented.

“Specified Restricted Payments” means all Restricted Payments other than those described in clause (d) of the definition of Restricted Payments.

“Specified Restricted Payment Expense” means, with respect to any period, the amount paid in cash during such period on account of Specified Restricted Payments.

“Subject EBITDA” means, with respect to any Person, an amount equal to “EBITDA” with respect to such Person calculated as if such definition and all amounts referred to therein were determined with respect to such Person (as opposed to the Borrower), determined on a consolidated basis or unconsolidated basis, as specified.

“Subordinated Creditor” means any Person that is owed Subordinated Affiliate Indebtedness or has any other right, title or interest therein.

“Subordinated Affiliate Indebtedness” means unsecured Indebtedness of a Credit Party owing to Village, a Subsidiary of Village, or an Affiliate of the Borrower that is subordinated to the

Secured Liabilities pursuant to an Intercreditor Agreement on terms and conditions satisfactory to the Administrative Agent and the Required Lenders in their sole and absolute discretion.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower.

“Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swingline Account” means the Canadian Dollar bank account maintained by the Administrative Agent in the name of the Borrower and designated as such by the Administrative Agent.

“Swingline Borrowing” means a Borrowing comprised of a Swingline Loan.

“Swingline Commitment” has the meaning set out in Section 2.20(1). For the avoidance of doubt, the Swingline Commitment comprises part of, and is not in addition to, the Revolving Credit Commitment of the applicable Revolving Credit Lender.

“Swingline Exposure” means, at any time, the Canadian $ Amount of the aggregate principal amount of all Swingline Loans outstanding at such time.

“Swingline Lender” means Canadian Imperial Bank of Commerce in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” has the meaning set out in Section 2.20(1).

“Target” means, with respect to any Acquisition, the Person whose shares or assets (or both) are proposed to be acquired.

“Taxes” means all taxes, charges, fees, levies, imposts and other assessments, including all income, sales, use, goods and services, harmonized sales, value added, capital, capital gains, alternative, net worth, transfer, profits, withholding, payroll, employer health, excise, real property and personal property taxes, and any other taxes, customs duties, fees, assessments, or similar charges in the nature of a tax, including Canada Pension Plan and provincial pension plan contributions, employment insurance payments and workers’ compensation premiums, together with any instalments with respect thereto, and any interest, fines and penalties with respect thereto, imposed by any Governmental Authority (including federal, state, provincial, municipal and foreign Governmental Authorities), and whether disputed or not.

“Term CORRA Adjustment” means, for any calculation with respect to a Term CORRA Loan, a percentage per annum as set forth below for the applicable Interest Period therefor:

Interest Period	Percentage
One month	0.29547%
Three months	0.32138%

“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.

"Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day.

“Term CORRA Borrowing” means a Borrowing comprised of one or more Term CORRA Loans.

“Term CORRA Loan” means a Loan denominated in Canadian Dollars which bears interest at a rate based on Adjusted Term CORRA.

“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA.

“Term Credit” means the $27,400,000 term credit established by the Term Credit Lenders pursuant to their Term Credit Commitments.

“Term Credit Commitment” has the meaning set out in Section 2.1(2).

“Term Credit Exposure” means, with respect to any Lender at any time, the Canadian $ Amount of the outstanding principal amount of such Lender’s Term Loans at such time.

“Term Credit Lender” means any Lender having a Term Credit Commitment hereunder or a Term Loan outstanding hereunder.

“Term Credit Maturity Date” means February 7, ~~2028~~2029 as such date may be extended from time to time pursuant to Section 2.6.

“Termination Date” means the first date on which:

(a)
the Lender Termination Date shall have occurred;

(b)
subject to clause (d)(ii) below, in the case of Secured Cash Management Obligations and Secured Hedge Obligations, Secured Financial Product Collateralization shall have been provided,
(c)
the Administrative Agent shall have received cash collateral in order to secure any other contingent Secured Liabilities for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Administrative Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including legal fees and expenses), such cash collateral to be in such amount as Administrative Agent reasonably determines is appropriate to secure such contingent Secured Liabilities; and
(d)
the payment or repayment in full in immediately available funds of all other outstanding Secured Liabilities (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Liabilities) under Secured Hedge Arrangements) other than (i) unasserted contingent indemnification Secured Liabilities, and (ii) any Secured Cash Management Obligations and Secured Hedge Obligations, that, at such time, are allowed by the provider to remain outstanding without being required to be repaid or collateralized under Secured Financial Product Collateralization.

“Term Loan” has the meaning set out in Section 2.1(2).

“Total Delayed Draw Term Credit Commitments” means, at any time, the aggregate Delayed Draw Term Credit Commitments of all Lenders at such time.

“Total Delayed Draw Term Credit Exposure” means, at any time, the aggregate Delayed Draw Term Credit Exposures of all Lenders as at such time.

“Total Indebtedness” means, at any time, the aggregate amount of Indebtedness of the Borrower at such time (other than Subordinated Affiliate Indebtedness and LC Indebtedness), determined on a Consolidated basis.

“Total LC Exposure” means, at any time, the sum of (a) the Canadian $ Amount of the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the Canadian $ Amount of the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

“Total Revolving Credit Commitments” means, at any time, the aggregate Revolving Credit Commitments of all Lenders as at such time.

“Total Revolving Credit Exposure” means, at any time, the aggregate Revolving Credit Exposures of all Lenders as at such time.

“Total Term Credit Exposure” means, at any time, the aggregate Term Credit Exposures of all Lenders as at such time.

“Transactions” means the execution, delivery and performance by the Credit Parties of the Loan Documents, the borrowing of Loans and the use of the proceeds thereof, and the issuance of Letters of Credit.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Canadian Prime Rate, Term CORRA or Daily Compounded CORRA, or whether such Borrowing takes the form of a Letter of Credit.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” has the meaning set out in Section 2.12(1)(f).

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, receiver manager, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable Law requires that such appointment not be disclosed.

“Unfunded Capex Expense” means, with respect any period, Capital Expenditures made by the Borrower during such period on a consolidated basis that were not directly or indirectly funded with Permitted Indebtedness or an Equity Injection incurred or made concurrently or substantially concurrently.

“Village” means Village Farms International, Inc., a corporation subsisting under the laws of the Province of Ontario.

“Village LP” means Village Farms Canada Limited Partnership, a limited partnership formed and existing under the laws of British Columbia.

“Wholly-Owned Subsidiary” of a Person means any subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In

Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“WURA” means Winding Up and Restructuring Act (Canada).

1.2
Classification of Loans and Borrowings.

For purposes of this Agreement, Loans may be classified and referred to by class (e.g., a “Revolving Loan”) or by Type (e.g., a “CORRA Loan”) or by class and Type (e.g., a “CORRA Revolving Loan”). Borrowings also may be classified and referred to by class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “CORRA Borrowing”) or by class and Type (e.g., a “CORRA Revolving Borrowing”).

1.3
Terms Generally.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “or” is disjunctive; the word “and” is conjunctive. The words “to the knowledge of” means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by such Person (or, in the case or a Person other than a natural Person, known by the Responsible Officer of such Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) would have been known by such Person (or, in the case of a Person other than a natural Person, would have been known by such Responsible Officer of such Person). For the purposes of determining compliance with or measuring status under any cap, threshold or basket hereunder denominated in Canadian Dollars, reference shall be had to the Equivalent Amount of any portion of the underlying component that is not denominated in Canadian Dollars. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or replaced (subject to any restrictions on such modifications set out herein), (b) any reference herein to any law, rule or regulation or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such law, rule or regulation or section as amended, restated or re-enacted from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Any reference herein to an action, document or other matter or thing being “satisfactory to the Lenders”, “to the Lenders’ satisfaction” or similar phrases, shall mean that such action, document, matter or thing must be satisfactory to Lenders constituting the Required Lenders, unless it is described in Section 9.2(2) (a) through (j), hereof, in which case it must be satisfactory to each Lender whose consent is required under the applicable clause.

1.4
Québec Matters.

For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Agreement or any other Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property”, (c) “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (f) all references to filing, perfection, priority, remedies, registering or recording under the Uniform Commercial Code or a Personal Property Security Act shall include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” hypothec as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (i) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall include a “mandatary”, (k) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothecs in favour of persons having taken part in the construction or renovation of an immovable”, (l) “joint and several” shall include “solidary”, (m) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall include “ownership on behalf of another as mandatary”, (o) “easement” shall include “servitude”, (p) “priority” shall include “rank” or “prior claim”, as applicable (q) “survey” shall include “certificate of location and plan”, (r) “state” shall include “province”, (s) “fee simple title” shall include “absolute ownership” and “ownership” (including ownership under a right of superficies), (t) “accounts” shall include “claims”, (u) “legal title” shall be including “holding title on behalf of an owner as mandatary or prete-nom”, (v) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies, as applicable, (w) “leasehold interest” shall include “rights resulting from a lease”, (x) “lease” shall include a “leasing contract” and (y) “foreclosure” shall include “the exercise of hypothecary recourse”, and (z) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement.

1.5
Accounting Terms; GAAP.

Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP. Except as otherwise expressly provided herein, all calculations of the components of the financial information for the purposes of determining compliance with the financial ratios and financial covenants contained herein shall be made on a basis consistent with GAAP in existence as at the Closing Date and used in the preparation of the Consolidated financial statements of the Borrower referred to in Section 5.1(1). In the event of a change in GAAP, the Borrower and the Administrative Agent shall negotiate in good faith to revise (if appropriate) such ratios and covenants to give effect to the intention of the parties under this Agreement as at the Closing Date, and any new financial ratio or financial covenant shall be subject to approval by the Required Lenders. Until the successful conclusion of any such negotiation and approval by the Required Lenders, (a) all calculations made for the purpose of determining compliance with the financial ratios and financial covenants contained herein shall be made on a basis consistent with GAAP in existence immediately prior to such adoption or change, and (b) financial statements delivered pursuant to Section 5.1(1) shall be accompanied by a reconciliation showing the adjustments made to calculate such financial ratios and financial covenants. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

1.6
Time.

All time references herein shall, unless otherwise specified, be references to local time in Toronto, Ontario. Time is of the essence of this Agreement and the other Loan Documents.

1.7
Third Party Beneficiaries.
(1)
Except as set out in clause (2) below, this Agreement and the Security Documents are for the sole benefit of the Parties and nothing in them, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement or the Security Documents.
(2)
Each Non-Party Beneficiary shall be entitled to enjoy the benefit of those provisions of this Agreement and the Security Documents that, by their terms, are in favour of such Non-Party Beneficiary (including all Liens granted for its benefit as a Secured Party). In furtherance thereof, each Party (i) accepts such provisions as agent and trustee for its Related Non-Party Beneficiaries, and (ii) shall be entitled to enforce such provisions on behalf of its Related Non-Party Beneficiaries. For the avoidance of doubt, any reference to a Permitted Lien shall not serve to subordinate or postpone any Lien created by any Security Document to such Permitted Lien.
(3)
Notwithstanding clause (2) above or any other term of this Agreement or any Security Document, the consent of any Non-Party Beneficiary or other Person who is not a Party is not required to amend, modify or supplement this Agreement or any Security Document.
1.8
Rates.

The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Canadian Prime Rate, Term CORRA or Daily Compounded CORRA (each, a “Subject Rate”) or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as any Subject Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Subject Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Subject Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

ARTICLE 2 THE CREDITS

2.1
Commitments.
(1)
Revolving Credit. Subject to the terms and conditions set forth herein, each Revolving Credit Lender commits to make loans (each such loan made under this Section 2.1(1), a “Revolving Loan”) to the Borrower from time to time during the period commencing on the Closing Date and ending on the Revolving Credit Maturity Date (each such commitment, a “Revolving Credit Commitment”) in an aggregate principal amount outstanding up to the amount set forth beside such Lender’s name in Schedule 2.1 under the heading “Revolving Credit Commitment”; provided that a Revolving Credit Lender shall not be required to extend further credit hereunder if such extension would result in (a) such Revolving Credit Lender’s Revolving Credit Exposure exceeding such Revolving Credit Lender’s Revolving Credit Commitment, or (b) the Total Revolving Credit Exposure exceeding either the Total Revolving Credit Commitments or the Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow Revolving Loans.
(2)
Term Credit. Subject to the terms and conditions set forth herein, each Term Credit Lender commits to make a loan (each such loan made under this Section 2.1(2), a “Term Loan”) to the Borrower by way of a single advance on the Closing Date (each such commitment, a “Term Credit Commitment”) in an aggregate principal amount up to the amount set forth beside such Lender’s name in Schedule 2.1 under the heading “Term Credit Commitment”. For the avoidance of doubt, the Term Credit was fully advanced on the Closing Date, such that there is no further availability thereunder. The principal amount of outstanding Term Loans as of the First Amendment Date is Cdn.$24,400,000.
(3)
Delayed Draw Term Credit. Subject to the terms and conditions set forth herein, each Delayed Draw Term Credit Lender commits to make loans (each such loan made under this Section 2.1(3), a “Delayed Draw Term Loan”) to the Borrower from time to time during the period commencing on the First Amendment Date and ending on the date that is 18 months after the First Amendment Date (each such commitment, a “Delayed Draw Term Credit Commitment”) in an aggregate principal amount up to the amount set forth beside such Lender’s name in Schedule 2.1 under the heading “Delayed Draw Term Credit Commitment”. Any ~~undrawn~~ portion of ~~any~~the Delayed Draw Term Credit Commitment that is undrawn on the date that is 18 months after the First Amendment Date shall be cancelled immediately ~~following such single advance~~.
2.2
Loans and Borrowings.
(1)
Loans. Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Revolving Credit Lenders rateably based upon their Applicable Percentages. Each Term Loan shall be made as part of a Borrowing consisting of Term Loans made by the Term Credit Lenders rateably based upon their Applicable Percentages. Each Delayed Draw Term Loan shall be made as part of a Borrowing consisting of Delayed Draw Term Loans made by the Delayed

Draw Term Credit Lenders rateably based upon their Applicable Percentages. Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.20. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(2)
Composition of Borrowings. Subject to Section 2.20, each Revolving Borrowing shall be comprised entirely of Canadian Prime Loans, Term CORRA Loans, Daily Compounded CORRA Loans, or Letters of Credit as the Borrower may request in accordance herewith. Each Term Borrowing shall be comprised entirely of Canadian Prime Loans, Term CORRA Loans, or Daily Compounded CORRA Loans as the Borrower may request in accordance herewith. Each Delayed Draw Term Borrowing shall be comprised entirely of Canadian Prime Loans, Term CORRA Loans, or Daily Compounded CORRA Loans as the Borrower may request in accordance herewith.
(3)
Amount of Borrowings. At the commencement of each Interest Period for any CORRA Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each Canadian Prime Borrowing (other than a Swingline Loan) is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000 provided that a Canadian Prime Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total applicable Commitments or that is required to finance the reimbursement of an LC Disbursement. Borrowings of more than one Type and class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 CORRA Borrowings outstanding.
2.3
Requests for Borrowings.
(1)
Requesting a Borrowing. To request a Borrowing (other than a Swingline Loan), the Borrower shall notify the Administrative Agent of such request in writing substantially in the form of Exhibit B (each, a “Borrowing Request”) (a) in the case of a CORRA Borrowing, not later than 11:00

a.m. three Business Days before the date of the proposed Borrowing, or (b) in the case of a Canadian Prime Borrowing, not later than 11:00 a.m., one Business Day before the date of the proposed Borrowing; provided that any such notice of a Canadian Prime Borrowing to finance the reimbursement of an LC Disbursement shall not be given later than 10:00 a.m. on the date of the proposed Borrowing. Each Borrowing Request shall be irrevocable. The Administrative Agent and each Lender are entitled to rely and act upon any Borrowing Request given or purportedly given by the Borrower, and the Borrower hereby waives the right to dispute the authenticity and validity of any such request or resulting transaction once the Administrative Agent or any Lender has advanced funds, based on such Borrowing Request. Each Borrowing Request shall specify the following information:

(a)
the aggregate amount of each requested Borrowing, and whether such Borrowing will consist of Revolving Loans ~~or~~, Term Loans or Delayed Draw Term Loans;
(b)
the date of such Borrowing, which shall be a Business Day;
(c)
whether such Borrowing is to be a Canadian Prime Borrowing, a Term CORRA Borrowing, a Daily Compounded CORRA Borrowing or a Letter of Credit;
(d)
in the case of a CORRA Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(e)
the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply herewith.
(2)
Default Terms. If no election as to whether the Borrower is to be a Canadian Prime Borrowing, a term CORRA Borrowing, a Daily Compounded CORRA Borrowing or a Letter of Credit is specified, then the requested Borrowing shall be a Canadian Prime Borrowing. If no Interest Period is specified with respect to any requested CORRA Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with Section 2.1(2), the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
(3)
Conversion or Rollover of Borrowings. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request. Thereafter, the Borrower may elect to convert a Borrowing to a different Type or to rollover such Borrowing and, in the case of a CORRA Borrowing, may elect a new Interest Period therefor, all as provided in this Section 2.3(3). The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated rateably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.3(3) shall not apply to Swingline Loans, which may not be converted or continued. To make an election pursuant to this Section 2.3(3), the Borrower shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.3(1) if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such request shall be irrevocable. In addition to the information specified in Section 2.3(1), each written Borrowing Request shall specify the Borrowing to which such request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing. Notwithstanding the foregoing, the Borrower is not entitled to elect a new Interest Period in respect of a CORRA Borrowing, or to convert a Borrowing of any Type into a CORRA Borrowing, if a Default has occurred and is continuing.
(4)
Deemed Election to Convert. In the absence of a timely and proper election (including due to the existence of a Default) with regard to CORRA Borrowings, the Borrower shall be deemed to have elected to convert such CORRA Borrowings to Canadian Prime Borrowings on the last day of the Interest Period of the relevant CORRA Borrowings.
2.4
Funding of Borrowings.
(1)
Funding. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.20. The Administrative Agent shall make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Toronto and designated by the Borrower in the applicable Borrowing Request.
(2)
Each Lender’s Share of Borrowing. Unless the Administrative Agent has received written notice from a Lender one Business Day prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.4(1) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the Administrative Agent shall seek repayment of such corresponding amount, firstly, from the applicable Lender and, secondly, from the Borrower, if the applicable Lender does not immediately repay such corresponding amount. The applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at the default interest rate applicable to Canadian Prime Loans (if the unpaid amount is denominated in Canadian Dollars). If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be made without prejudice to any claim the Borrower may have against a Defaulting Lender.

2.5
Interest.
(1)
Interest. The Loans comprising each Canadian Prime Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days, as the case may be) at a rate per annum equal to the Canadian Prime Rate plus the Applicable Margin from time to time in effect. The Loans comprising each Term CORRA Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days) at a rate per annum equal to Adjusted Term CORRA plus the Applicable Margin from time to time in effect. The Loans comprising each Daily Compounded CORRA Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days) at a rate per annum equal to Adjusted Daily Compounded CORRA plus the Applicable Margin from time to time in effect.
(2)
Before and After Judgment Interest. Notwithstanding the foregoing, if a Default or an Event of Default shall have occurred and be continuing, the Loans shall bear interest, after as well as before judgment:
(a)
subject to Sections 2.5(2)(b) and (c), at a rate per annum equal to 2% plus the rate otherwise applicable to such Loan or, in the case of any amount not constituting principal or interest on a Loan, at a rate equal to 2% plus the rate otherwise applicable to, in the case of Canadian Dollar amounts, Canadian Prime Loans (such 2% increase being the “Default Interest”);
(b)
if the rate provided for in Section 2.5(2)(a) is determined to be unenforceable, then at a rate per annum equal to the rate otherwise applicable to such Loan or, in the case of any amount not constituting principal or interest on a Loan, at a rate equal to the rate otherwise applicable to, in the case of Canadian Dollar amounts, Canadian Prime Loans; and
(c)
notwithstanding the terms of any other Loan Document, Default Interest shall not be secured by a mortgage on real property or a hypothec on immovables, and no proceeds of realization upon such lands shall be applied against Default Interest.

For the avoidance of doubt, Default Interest shall otherwise be secured by the Liens granted under the Security Documents and be fully recoverable against the proceeds of realization upon personal property and real property upon which the Administrative Agent does not hold a Lien.

(3)
Accrued Interest. Accrued interest on each Loan shall be payable in arrears on (a) each applicable Interest Payment Date, (b) in the case of Revolving Loans, upon termination of the Revolving

Credit Commitments, ~~and~~ (c) in the case of Term Loans, upon termination of the Term Credit Commitments, and (d) in the case of Delayed Draw Term Loans, upon termination of the Delayed Draw Term Credit Commitments. In addition, in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. Interest on overdue amounts shall be payable upon demand.

(4)
Days Interest Payable. All interest hereunder shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Any Loan that is repaid on the same day on which it is made shall bear interest for one day. The applicable Canadian Prime Rate, Adjusted Term CORRA and Adjusted Daily Compounded CORRA shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
(5)
Yearly Rate of Interest.
(a)
For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid under any Loan Document is to be calculated on the basis of a 360-day or 365-day year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.
(b)
The Borrower acknowledges and confirms that:
(i)
clause (a) above satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document; and
(ii)
each Credit Party is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon the methodology set out in clause
(a)
above.
(c)
The Borrower agrees not to, and to cause each Credit Party not to, plead or assert, whether by way of defence or otherwise, in any proceeding relating to the Loan Documents, that the interest payable thereunder and the calculation thereof has not been adequately disclosed to any Credit Party, whether pursuant to Section 4 of the Interest Act (Canada) or any other applicable Law or legal principle.
(d)
Notwithstanding anything to the contrary contained in this Agreement, if the amount of interest payable under any Loan Document is reduced by virtue of the application of Section 4 of the Interest Act (Canada), then the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, if an Event of Default pursuant to Sections 7.1(h) or (i) shall have occurred and be continuing, automatically and without further action by the Administrative Agent), an amount equal to the amount of such reduction.
(6)
Criminal Interest. If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by applicable Law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Law or so result in a receipt by that Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

(a)
first, by reducing the amount or rate of interest to be paid to the affected Lender under Section 2.5; and
(b)
thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of section 347 of the Criminal Code (Canada).
(7)
Reconciliation for Additional Interest and Fees. Notwithstanding anything to the contrary contained in this Agreement, if, as a result of any restatement or other adjustment to the financial statements delivered under this Agreement (including any adjustment to unaudited financial statements as a result of subsequent audited financial statements) or for any other reason, the reported Leverage Ratio as of any applicable date was inaccurate and, as a result of such occurrence the Applicable Margins applicable to any Loans or any fees for any period were lower than would otherwise be the case, then the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, if an Event of Default pursuant to Sections 7.1(h), (i) or (j) shall have occurred and be continuing, automatically and without further action by the Administrative Agent), an amount equal to the excess of the amount of interest and fees that should have been paid by the Borrower for such period over the amount of interest and fees actually paid by the Borrower for such period, plus interest on such amount at the rate otherwise applicable herein. The Borrower’s obligations under this Section 2.5(7) shall survive the termination of the Commitments and the repayment of all Indebtedness hereunder.
2.6
Termination and Reduction of Commitments; Extensions.
(1)
Maturity Dates. Unless previously terminated, the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date, ~~and~~ the Term Credit Commitments shall terminate on the Term Credit Maturity Date and the Delayed Draw Term Credit Commitments shall terminate on the Delayed Draw Term Credit Maturity Date.
(2)
Cancellation of Unused Credit. The Borrower may, upon five Business Days’ prior written notice to the Administrative Agent, permanently cancel any unused portion of the Revolving Credit or the Delayed Draw Term Credit, without penalty. The Administrative Agent shall promptly notify each Revolving Credit Lender or Delayed Draw Term Credit Lender, as applicable, of the receipt by the Administrative Agent of any such notice. Any such cancellation shall be applied rateably in respect of the Revolving Credit Commitments of each Revolving Credit Lender or the Delayed Draw Term Credit Commitments of each Delayed Draw Term Credit Lender, as applicable. Each notice delivered by the Borrower pursuant to this Section 2.6(2) shall be irrevocable.
2.7
Repayment of Loans.
(1)
Repayment of Revolving Credit. The Borrower hereby unconditionally promises to pay
(a)
to the Administrative Agent for the account of the Revolving Credit Lenders the outstanding principal amount of the Revolving Loans on the Revolving Credit Maturity Date, and (b) to the Swingline Lender the then unpaid principal amount of each Swingline Loan outstanding, on the request of the Swingline Lender, provided such request occurs no earlier than 5 Business Days after such Swingline Loan is made.

(2)
Repayment of Term Credit. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Term Credit Lenders the outstanding principal amount of the Term Loans in instalments in the amounts and on the dates set forth below (in each case as reduced by the application of any prepayments made pursuant to Section 2.9) with such payments to be applied on a pro rata basis to the Term Loans of each Term Credit Lender based upon its Applicable Percentage at the time of such payment:

Date Amount

Each Quarterly Date, commencing June 30, 2025 $1,000,000

On the Term Credit Maturity Date.

The remaining unpaid amount of the Term Loans

(3)
Repayment of Delayed Draw Term Credit. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Delayed Draw Term Credit Lenders the outstanding principal amount of each Delayed Draw Term Loans in instalments in the amounts and on the dates set forth below (in each case as reduced by the application of any prepayments made pursuant to Section 2.9 and subject to Section 2.9(4)) with such payments to be applied on a pro rata basis to the Delayed Draw Term Loans of each Delayed Draw Term Credit Lender based upon its Applicable Percentage at the time of such payment:

Date

Amount

Each Quarterly Date, commencing June 30, 2026

Delayed Draw Term Credit Amortization Amount

Delayed Draw Term Credit Maturity Date.

The remaining unpaid amount of the Delayed Draw Term Loans

2.8
Evidence of Debt.
(1)
Accounts of Indebtedness. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Borrowing made by such Lender hereunder, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(2)
Account Details. The Administrative Agent shall maintain accounts in which it shall record (a) the amount of each Borrowing made hereunder, the class and Type thereof and, in the cases of CORRA Loans, the relevant Interest Period, applicable thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and

(c) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(3)
Accounts Conclusive. The entries made in the accounts maintained pursuant to Sections 2.8(1) and (2) shall be conclusive evidence (absent manifest error) of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Borrowings in accordance with the terms of this Agreement. In the event of a conflict between the records maintained by the Administrative Agent and any Lender, the records maintained by the Administrative Agent shall govern.
(4)
Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
2.9
Prepayments.
(1)
Borrowing Base. If at any time the Total Revolving Credit Exposure exceeds the Borrowing Base, then the Borrower shall immediately pay to the Administrative Agent, for the account of the Revolving Credit Lenders, the amount of such excess to be applied (a) as a prepayment of the Revolving Loans and Reimbursement Obligations outstanding, and (b) thereafter as LC Cover for any Total LC Exposure in an amount of such remaining excess.
(2)
Mandatory Loan Prepayments.
(a)
In the event of an Asset Disposition by any Credit Party, the Borrower shall, within three
(3)
Business Days of such Asset Disposition, prepay (by payment to the Administrative Agent for the account of the Lenders) an aggregate principal amount of Loans equal to the amount of Net Proceeds therefrom; provided that this prepayment requirement shall not apply:
(i)
to that portion of such Net Proceeds which, when aggregated with the Net Proceeds from any other Asset Disposition made in the same Fiscal Year in respect of which payment has not been made pursuant to Section 2.9(2)(a), is less than $1,000,000; or
(ii)
to that portion of such Net Proceeds used by a Credit Party to purchase replacement assets within 180 days of their receipt if, within three (3) days of such receipt the Borrower has notified the Administrative Agent of its intention to apply such Net Proceeds in such manner.
(b)
In the event of a Casualty Event with respect to any Credit Party, the Borrower shall, within three (3) Business Days of receipt of any proceeds therefrom, prepay (by payment to the Administrative Agent for the account of the Lenders) an aggregate principal amount of Loans equal to the amount of Net Proceeds therefrom.
(c)
Prepayments of the Loans pursuant to Section 2.9(2) shall be applied (i) first, to the permanent prepayment of the Amortization Payments required to be made in respect of the Term Credit, in inverse order of maturity, ~~and~~ (ii) second, to the permanent prepayment of the Amortization Payments required to be made in respect of the Delayed Draw Term Credit, in inverse order of maturity, and (iii) third, to the permanent prepayment of amounts outstanding under the Revolving Credit and the permanent cancellation of a corresponding portion of the Revolving Credit. The Borrower shall provide to the Administrative Agent written notice of such prepayment at least three Business Days prior to the date such prepayment is to be made; provided that any failure to do so shall not relieve the Borrower of the prepayment obligation in question.

(3)
Voluntary Prepayments. The Borrower may, at its option, at any time and from time to time, prepay without penalty (subject to Section 2.14) or premium the Loans, in whole or in part, upon giving three Business Days’ prior written notice to the Administrative Agent. Such notice shall specify the date and amount of prepayment and whether the prepayment is of (i) Revolving Loans ~~or~~, Term Loan or Delayed Draw Term Loans (or a combination thereof), and (ii) Canadian Prime Loans, Term CORRA Loans, Daily Compounded CORRA Loans, or any combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Prepayments of the Term Loans or Delayed Draw Term Loans pursuant to this Section 2.9(3) shall be applied against all of the Amortization Payments in the inverse order of maturity.
(4)
Notice by Borrower. Each notice provided by the Borrower hereunder in respect of any prepayment hereunder shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Each partial voluntary prepayment of any Borrowing under the Term Credit or Delayed Draw Term Credit shall be permanent and shall be in an amount that would be permitted in the case of a Borrowing as provided in Section 2.2(3).
(5)
Notice by Administrative Agent. Upon receipt of a notice of prepayment pursuant to Section 2.9, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s share of such prepayment based upon its Applicable Percentage
(6)
General. Any amount required to be prepaid on a date pursuant to Section 2.9 shall be due and payable together with any amount payable pursuant to Section 2.14 and accrued interest to such date on such amount in accordance with Section 2.5(3). Any prepayment pursuant to Sections 2.9(1) shall be applied within a Credit first to Canadian Prime Loans and second to CORRA Loans, and the Borrower shall convert funds received pursuant to Section 2.9(2)(a) as required to do so. No prepayment of any Term Loan or Delayed Draw Term Loan may be reborrowed.
2.10
Fees.
(1)
Standby Fees.
(a)
The Borrower shall pay to the Administrative Agent for the account of and distribution to each Revolving Credit Lender a standby fee for the period commencing on the Closing Date to and including the Revolving Credit Maturity Date (or such earlier date as the Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the rate stipulated under “Standby Fee” in the definition of Applicable Margin on the excess amount of the Revolving Credit Commitment of such Revolving Credit Lender over its Revolving Credit Exposure. Such standby fee shall be

(a) payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the Closing Date, and on the date on which the Revolving Credit

Commitments terminate, and (b) computed daily on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)
The Borrower shall pay to the Administrative Agent for the account of and distribution to each Delayed Draw Term Credit Lender a standby fee for the period commencing on the First Amendment Date to and including the day that is 18 months from the First Amendment Date (or such earlier date as the Delayed Draw Term Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the rate stipulated under “Standby Fee” in the definition of Applicable Margin on the excess amount of the Delayed Draw Term Credit Commitment of such Delayed Draw Term Credit Lender over its Delayed Draw Term Credit Exposure. Such standby fee shall be

(a) payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the First Amendment Date, and on the date on which the Delayed Draw Term Credit Commitments terminate, and (b) computed daily on the basis of a year of 365 or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(2)
Participation and Fronting Fees. With respect to Letters of Credit, the Borrower shall pay:

(i)
to the Administrative Agent for the account of each Revolving Credit Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Margin for Letters of Credit on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Revolving Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure; and
(ii)
to the Issuing Bank (x) a fronting fee which shall accrue at the rate of 12.5 basis points per annum on the daily amount of the Total LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any Total LC Exposure, and (y) the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder;

Participation fees and fronting fees shall be (a) payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the Closing Date and on the date on which the Revolving Credit Commitments terminate, and (b) computed daily on the basis of a year of 365 days or 366 days, as the case may be, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Participation and fronting fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand.

(3)
Extension and Upfront Fees. The Borrower shall pay to the Administrative Agent for the account of each ~~Lender,~~ applicable Lender:

(a)
an extension fee equal to 15 bps upon the sum of such Lender’s Revolving Credit Commitment and Term Credit Exposure on the First Amendment Date, the entirety of which extension fee shall be due and payable on the First Amendment Date; and
(b)
an upfront fee equal to ~~0.30% of~~15 bps per annum upon such Lender’s ~~aggregate Commitments on the Closing~~Delayed Draw Term Credit Commitment on the First Amendment Date, calculated over the period from the First Amendment Date to the Delayed Draw Term Credit Maturity Date, the entirety of which upfront fee shall be due and payable on the ~~Closing~~First Amendment Date.
(4)
Fees to Administrative Agent. The Borrower shall pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in the Fee Letter.
(5)
Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank in the case of fees payable to it) for distribution, in the case of standby and participation fees, to the Lenders. Fees paid shall not be refundable except in the case of manifest error in the calculation of any fee payment.
2.11
Inability to Determine Rates.
(1)
Subject to Section 2.12, if, on or prior to the first day of any Interest Period for any Term CORRA Loan or Daily Compounded CORRA Loan, as applicable:
(a)
the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term CORRA”, or “Adjusted Daily Compounded CORRA”, as applicable, cannot be determined pursuant to the definition thereof, for reasons other than a Benchmark Transition Event, or
(b)
the Required Lenders determine that for any reason in connection with any request for a Term CORRA Loan, or Daily Compounded CORRA Loan applicable, or a conversion thereto or a continuation thereof, that Adjusted Term CORRA, or Adjusted Daily Compounded CORRA, as applicable, for any requested Interest Period with respect to a proposed Term CORRA Loan, or Daily Compounded CORRA Loan, as applicable, does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Borrower and each Lender.

(2)
Upon delivery of such notice by the Administrative Agent to the Borrower under Section 2.11(1), any obligation of the Lenders to make Term CORRA Loans, Daily Compounded CORRA Loans, as applicable, and any right of the Borrower to continue Term CORRA Loans, Daily Compounded CORRA Loans, as applicable, or to convert Canadian Prime Loans to Term CORRA Loans or Daily Compounded CORRA Loans, as applicable, shall be suspended (to the extent of the affected Term CORRA Loans, or Daily Compounded CORRA Loans, as applicable, or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice.

(3)
Upon receipt of such notice by the Administrative Agent to the Borrower under Section

2.11(1),

(a)
the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term CORRA Loans, Daily Compounded CORRA Loans (to the extent of the affected Term CORRA Loans, Daily Compounded CORRA Loans or affected Interest Periods);
(b)
in respect of Term CORRA Loans, the Borrower may elect to convert any such request into a request for a Borrowing of or conversion to Daily Compounded CORRA Loans;
(c)
in respect of Term CORRA Loans, the Borrower may elect to convert any outstanding affected Term CORRA Loans at the end of the applicable Interest Period, into Daily Compounded CORRA Loans;
(d)
subject to (a) and (b), the Borrower will be deemed to have converted any such request for Term CORRA Loans or Daily Compounded CORRA Loans into a request for a Borrowing of or conversion to Prime Rate Loans, in each case in the amount specified therein;
(e)
subject to (c), any outstanding affected Term CORRA Loans or Daily Compounded CORRA Loans, as applicable, will be deemed to have been converted, at the end of the applicable Interest Period, into Prime Rate Loans, in each case at the end of the applicable Interest Period.

Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.14.

(4)
[Reserved.]
(5)
Subject to Section 2.12(1), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term CORRA” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Canadian Prime Loans shall be determined by the Administrative Agent without reference to clause (b) of the definition of “Canadian Prime Rate” until the Administrative Agent revokes such determination.
2.12
Rate Fallbacks.
(1)
CORRA Fallback.
(a)
Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then

(x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of

“Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Adjusted Daily Compounded CORRA, all interest payments will be payable on the last day of each Interest Period. No Secured Hedge Arrangement shall be deemed to be a “Loan Document” for purposes of this Section 2.12(1)).

(b)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.12(1)(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.12(1) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12(1).
(d)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term CORRA) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Loans, which are of the Type that have a rate of interest determined by reference to the then-current Benchmark, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to, (i) for a Benchmark Unavailability Period in respect of Term CORRA, Daily Compounded CORRA Loans, and (ii) for a Benchmark Unavailability Period in respect of a Benchmark other than Term CORRA, Canadian Prime Loans.
(f)
Definitions. As used in this Section 2.12(1) or otherwise with respect to CORRA:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.12(1)(d).

“Benchmark” means, initially, the Term CORRA Reference Rate or Daily Compounded CORRA, as the case may be; provided that if a Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, Daily Compounded CORRA, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.12(1)(a).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event:

(a)
where a Benchmark Transition Event has occurred with respect to Term CORRA Reference Rate, Daily Compounded CORRA; and
(b)
where a Benchmark Transition Event has occurred with respect to a Benchmark other than the Term CORRA Reference Rate, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and

(ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Canadian Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(1) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12(1).

“Conforming Changes” means, with respect to the use or administration of a Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Canadian Prime Rate,” the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of Borrowing Requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.14 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Relevant Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

2.13
Increased Costs; Illegality.
(1)
Compensation for Increased Costs. If any Change in Law shall:
(a)
impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or
(b)
impose on any Lender or Issuing Bank any other condition affecting this Agreement (including the imposition on any Lender of, or any change to, any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) and (c) of the definition of Excluded Taxes and (C) Connection Income Taxes) or other charge with respect to its Loans or any Letter of Credit or participation therein, or its obligation to make Loans or issue or participate in any Letter of Credit;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower shall pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(2)
Compensation for Reduced Rate of Return. If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or liquidity or on the capital or liquidity of such Lender’s holding company or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy or liquidity and such Lender’s desired return on capital), then from time to time the Borrower shall pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered. Notwithstanding anything herein to the contrary, (a) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, and Basel Committee on Banking

Supervision (or any successor or similar authority) or by the United States, Canadian or foreign regulatory authorities, in each case pursuant to Basel III, and (b) the Dodd-Frank Wall Street Reform and Consumer Protection Act (United States) and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a Change in Law for purposes of this Section 2.13(2) regardless of the date enacted, adopted, issued or implemented.

(3)
Certificate. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender as specified in Sections 2.13(1) or (2), together with a brief description of the Change in Law, shall be delivered to the Borrower by such Lender, and shall be conclusive absent manifest error. In preparing any such certificate, a Lender shall be entitled to use averages and to make reasonable estimates, and shall not be required to “match contracts” or to isolate particular transactions. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(4)
[Reserved.]
(5)
Illegality.
(a)
If any Lender determines that it is unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make or maintain any Loan (or to maintain its obligation to make any Loan), or to participate in, issue or maintain any Letter of Credit (or to maintain its obligation to participate in or to issue any Letter of Credit), or to determine or charge interest rates based upon any particular rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender with respect to the activity that is unlawful shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. For the avoidance of doubt, such suspension shall occur notwithstanding that the activity in question was unlawful on the Closing Date. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay (or, if conversion would avoid the activity that is unlawful, convert) any Loans, or take any necessary steps with respect to any Letter of Credit in order to avoid the activity that is unlawful. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
(b)
If any Lender determines that it is unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender to hold or benefit from a Lien over any parcel of real property located in the United States, then such Lender may, by written notice to the Administrative Agent, disclaim any benefit of such Lien over such parcel to the extent of such illegality following which such Lender shall not share in any proceeds of realization upon such parcel; provided that, any such determination or disclaimer shall not invalidate, render unenforceable or otherwise impact in any manner whatsoever such Lien over such parcel with respect to any of the other Secured Parties.

2.14
Break Funding Payments.

In the event of (a) the failure by the Borrower to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered by the Borrower pursuant hereto, (b) the payment or conversion of any CORRA Loan other than on the last day of an Interest Period (including as a result of an Event of Default), or (c) the assignment of any Loan (including the assignment of any CORRA Loan) other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event,. including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.14 shall be delivered to the Borrower by such Lender and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

2.15
Taxes.
(1)
Gross-up for Taxes. Any and all payments by or on account of any obligation of any Credit Party hereunder or under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable Laws; provided that if any Credit Party shall be required to deduct or withhold any Taxes from such payments, then:
(a)
in the case of Indemnified Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that, after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under Section 2.15), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding been made;
(b)
the applicable Credit Party shall make such required deduction or withholding; and
(c)
the applicable Credit Party shall pay to the relevant Governmental Authority the full amount deducted or withheld in accordance with, and within the time limits prescribed by, applicable Law.
(2)
Stamp and Other Taxes. In addition to the payments required by Section 2.15(1), the Borrower shall pay any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement to the relevant Governmental Authority in accordance with applicable Law (“Other Taxes”).
(3)
Indemnity for Taxes. The Borrower shall indemnify the Administrative Agent, each Lender and Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Administrative Agent, such Lender or Issuing Bank (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under Section 2.15) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a

Lender or Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or Issuing Bank, shall be conclusive absent manifest error.

(4)
Evidence of Tax Payments. As soon as practicable after any payment of Indemnified Taxes described in Section 2.15(1) or (2) by a Credit Party to a Governmental Authority, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(5)
[Reserved.]
(6)
Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), and

(ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (6).

(7)
Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, prior to the date on which such Lender becomes a Lender under this Agreement or acquired an interest therein and at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(8)
Survival. The obligations under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
2.16
Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
(1)
Payments. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, amounts payable under any indemnity contained herein, or otherwise hereunder) prior to 12:00 noon, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension, provided that, in the case of any payment with respect to a CORRA Loan, the date for payment shall be advanced to the next preceding Business Day if the next succeeding Business Day is in a subsequent calendar month. All payments under this Agreement shall be made in Canadian Dollars. The Borrower hereby irrevocably authorizes the Administrative Agent to debit any bank account of the Borrower which is maintained with the Administrative Agent to effect any payment due to the Lenders or the Administrative Agent pursuant to this Agreement; provided that (i) any action or proceeding pursuant to such authorization shall not be considered as a demand for payment under, or enforcement of or realization on, any Loan Document, but rather a standing direction by the Borrower to the Administrative Agent, and (ii) the Administrative Agent shall be permitted to act upon such authorization in its sole and absolute discretion, but shall not be required to do so without the written instruction of the Required Lenders. Any resulting overdraft in such account shall be payable by the Borrower to the Administrative Agent in same day funds.

(2)
Allocation of Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (a) first, towards payment of interest and fees then due hereunder, rateably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (b) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, rateably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(3)
Allocation of Funds in Event of Default. If an Event of Default shall have occurred and be continuing, all payments or proceeds thereafter received by the Administrative Agent hereunder or under any other Loan Document in respect of any of the Secured Liabilities (including, but not limited to, Secured Cash Management Obligations and Secured Hedge Arrangements that are owing to any Secured Cash Management Provider or Secured Hedge Counterparty, as applicable), including, but not limited to all proceeds received by the Administrative Agent in respect of any sale of, any collection from, or other realization upon, all or any part of the Collateral and any LC Cover delivered prior to such Event of Default, shall, subject to Sections 2.5(2)(c), 2.13(5)(b) and 2.21, be applied as follows:
(a)
first, to the payment of all reasonable and documented costs and expenses of such sale, collection or other realization, including reasonable and documented compensation to the Administrative Agent and its agents and outside counsel, and all other reasonable and documented expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, and all amounts for which the Administrative Agent is entitled to indemnification hereunder or under any other Loan Document (in its capacity as Administrative Agent and not as a Lender), and to the payment of all reasonable and documented costs and expenses paid or incurred by the Administrative Agent in connection with the exercise of any right or remedy hereunder or under any other Loan Document, all in accordance with the terms hereof or thereof;

(b)
second, to the extent of any excess of such payments or proceeds, to the rateable payment of any accrued interest, fee or commission due but unpaid under this Agreement;
(c)
third, to the extent of any excess of such payments or proceeds, to the rateable payment of the Loans, LC Cover, the Secured Hedge Obligations and the Secured Cash Management Obligations;
(d)
fourth, to the extent of any excess of such payments or proceeds, to the payment of any other amount due but unpaid under the Loan Documents; and
(e)
fifth, to the extent of any excess of such payments or proceeds, to the payment to or upon the order of the Borrower or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, in no event shall payments or proceeds received by the Administrative Agent from a Guarantor or in respect of its Collateral be applied against Excluded Swap Obligations of such Guarantor.

(4)
Sharing of Set-Offs. If any Secured Party shall obtain payment in respect of any of its Secured Liabilities (including by way of set-off or counterclaim) resulting in such Secured Party receiving payment of a greater proportion of the aggregate amount of its Secured Liabilities than the proportion received by any other Secured Party on its Secured Liabilities, then the Secured Party receiving such greater proportion shall purchase (for cash at face value) participations in the Secured Liabilities owed to other Secured Parties (as applicable) to the extent necessary so that the benefit of all such payments shall be shared by the Secured Parties rateably in accordance with the aggregate amount of their respective Secured Liabilities; provided that (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (b) this Section 2.16(4) shall not apply to:
(a)
any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement;
(b)
any payment obtained by a Lender as consideration for the assignment of, or sale of a participation in, any of its Loans (including participations in LC Disbursements and Swingline Loans);
(c)
any payment made by or on behalf of a Credit Party under or in connection with any Secured Cash Management Services made when no Event of Default has occurred and is continuing;
(d)
netting under or as between Secured Hedge Arrangements;
(e)
netting as between bank accounts maintained by a Lender and/or its Lender Affiliates;
(f)
subject to turnover pursuant Section 2.16(3), any provision of LC Cover made when no Event of Default has occurred and is continuing; or
(g)
any Permitted Hedge Payment.

The Borrower hereby consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. For the avoidance of doubt, an LC Prepayment shall be subject to this Section 2.16(4), but other forms of LC Cover shall not unless and until monies are actually applied against Secured Liabilities.

(5)
Assumption of Payment; Reimbursement of Agent. Unless the Administrative Agent shall have received written notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable default rate for Canadian Prime Loans.
(6)
Failure of Lender to Make Payment. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.16(5), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Section 2.16(5) until all such unsatisfied obligations are fully paid.
(7)
No Deemed Obligation for Source of Funds. Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
2.17
Currency Indemnity.

If, for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Agreement or any other Loan Document, it becomes necessary to convert into a particular currency (the “Judgment Currency”) any amount due under this Agreement or under any other Loan Document in any currency other than the Judgment Currency (the “Currency Due”), then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose “rate of exchange” means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its head office in Toronto, Ontario. In the event that there is a change in the rate of exchange prevailing between the Business Day immediately preceding the day on which the judgment is given and the date of receipt by the Administrative Agent of the amount due, the Borrower shall, on the date of receipt by the Administrative Agent, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount received by the Administrative Agent on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of receipt by the Administrative Agent is the amount then due under this Agreement or such other Loan Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Borrower shall indemnify and save the Administrative Agent and the Lenders harmless from and against all loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the other Loan Documents, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or any other Loan Document or under any judgment or order.

2.18
Mitigation Obligations; Replacement of Lenders.
(1)
Mitigation. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then upon the written request of the Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Lender Affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future, and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower shall pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(2)
Replacement of Lender. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense (including the processing and recording fee contemplated by Section 9.4(2)) and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (a) if such assignee is not otherwise a Lender, the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, conditioned or delayed, (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (c) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

2.19
Letters of Credit.
(1)
General. Subject to the terms and conditions set out herein, the Borrower may request the issuance of Letters of Credit as an availment of the Revolving Credit Commitment in any Approved Currency other than U.S. Dollars, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time up to the Revolving Credit Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall govern. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions, (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (iii) in any manner that would result in a violation of one or more policies of such Issuing Bank applicable to letters of credit generally.
(2)
Notice of Issuance, Amendment, Renewal, Extension, Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (at least five Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with Section 2.19(3)), the amount in Canadian Dollars of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the Total Revolving Credit Exposure shall not exceed either the Total Revolving Credit Commitments or the Borrowing Base.
(3)
Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of:
(a)
the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension); and
(b)
the date that is five Business Days prior to the Revolving Credit Maturity Date; provided that:
(c)
a Letter of Credit for which supplementary fees have been agreed between the Issuing Bank (for its own account) and the Borrower may expire at any time (it being understood that LC Cover will be required on the maturity date); and

(d)
any Letter of Credit may contain customary automatic renewal provisions agreed upon by the beneficiary thereof and the Borrower and the Issuing Bank pursuant to which the expiration date of such Letter of Credit (an “Auto Renewal Letter of Credit”) shall automatically be extended for consecutive periods of up to twelve months (but, subject to the penultimate sentence of this Section 2.19(3), not to a date later than the date set forth in clause (b) above).

Unless otherwise directed by the Issuing Bank, the Borrower shall not be required to make a specific request to the Issuing Bank for any such automatic renewal. Once an Auto Renewal Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the renewal of such Letter of Credit at any time to an expiry date not later than the date set forth in clause (b) above.

(4)
Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Credit Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Credit Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.19(5), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.19(4) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(5)
Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m. on such date, or, if such notice has not been received by the Borrower prior to 10:00 a.m. on such date, then not later than 12:00 noon on (a) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m. on the day of receipt, or (b) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to 10:00

a.m. on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set out herein, request in accordance with Section 2.1(2) that such payment be financed with a Canadian Prime Borrowing, or a Swingline Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Canadian Prime Borrowing, or Swingline Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Credit Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Credit Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.19(5), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Credit Lenders have made payments pursuant to this

Section 2.19(5) to reimburse the Issuing Bank, then to such Revolving Credit Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this Section 2.19(5) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Canadian Prime Borrowings, or Swingline Borrowings as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. The Borrower shall reimburse an Issuing Bank (which may be comprised of multiple Persons where a Lender its Lender Affiliate are involved) for such foreign exchange costs (including as a result of currency fluctuations) arising in connection with the making of any LC Disbursement in the applicable currency of such LC Disbursement.

(6)
Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.19(5) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (a) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (b) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (c) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (d) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of Section 2.19, constitute a legal or equitable discharge of, or provide a right of set-off against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Revolving Credit Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to indirect, special, punitive or consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the Borrower and the Lenders agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(7)
Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed in writing) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such LC Disbursement.

(8)
Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate then applicable to Canadian Prime Loans (if in Canadian Dollars). Interest accrued pursuant to this Section 2.19(8) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to Section 2.19(5) to reimburse the Issuing Bank shall be for the account of such Revolving Credit Lender to the extent of such payment. Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.19(9) below.
(9)
Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Credit Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank. From and after the effective date of any such replacement, (a) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter, and (b) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(10)
Cash Collateralization. If LC Cover is provided hereunder by way of cash collateralization, the Borrower shall lodge in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Credit Lenders, a cash deposit equal to the applicable LC Cover Amount. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Such Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of contingent Reimbursement Obligations or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower under this Agreement.
(11)
LC Prepayment. Upon the making of any LC Prepayment with respect to a Letter of

Credit,:

(a)
the Borrower will no longer have an interest in the monies paid, which will not constitute cash collateral or be required to be segregated by the Issuing Bank (whether via a separate bank account or a notional book entry);
(b)
the Issuing Bank will no longer be a contingent creditor of the Borrower with respect to such Letter of Credit; and
(c)
the Borrower will be a contingent creditor of the Issuing Bank with respect to such Letter of Credit.
(12)
LC Return Amount. Where the Borrower has made an LC Prepayment or delivered cash collateral hereunder with respect to a Letter of Credit, the Issuing Bank shall, within 5 Business Days from the earlier of the date on which:
(a)
such Letter of Credit is fully drawn;
(b)
the original of such Letter of Credit is returned to the Issuing Bank for cancellation;
(c)
the Issuing Bank in conditionally released by the beneficiary of such Letter of Credit from any further obligations in respect thereof;
(d)
such Letter of Credit expires in accordance with its terms; or
(e)
any final and non-appealable order, judgment or other such determination has been rendered or issued by a court of competent jurisdiction permanently enjoining the Lender from paying under such Letter of Credit;

pay or return, as applicable, to the Borrower an amount equal to the LC Return Amount with respect to such Letter of Credit; provided that, if an Event of Default has occurred and is continuing at such time, then such payment shall be made to the Administrative Agent for application pursuant to Section 2.16(3).

(13)
Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder in respect of such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. For the avoidance of doubt, all the terms and conditions of this Section 2.19 shall apply to any such Letter of Credit as if it had been issued by the Issuing Bank for the account of the Borrower.
2.20
Swingline Loans.
(1)
General. Subject to the terms and conditions set out herein and as part of its Revolving Credit Commitment, the Swingline Lender may, but shall have no obligation to make Loans (each such

Loan made under this Section 2.20, a “Swingline Loan”) to the Borrower from time to time during the period commencing on the Closing Date and ending on the Revolving Credit Maturity Date (such commitment being the “Swingline Commitment”), in an aggregate principal amount at any time outstanding up to $1,000,000; provided that the Swingline Lender shall not be required to extend further credit hereunder if such extension would result in (a) the Swingline Exposure at such time exceeding the amount of the Swingline Commitment, (b) Total Revolving Credit Exposure exceeding either the Total Revolving Credit Commitments or the Borrowing Base, or (c) a Swingline Loan refinancing an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set out herein, the Borrower may borrow, prepay and reborrow Swingline Loans. Swingline Loans shall be available only by way of Canadian Prime Loans.

(2)
Interest. Subject to the terms and conditions set out herein, the Borrower shall be entitled to obtain Swingline Loans by way of overdraft on the Swingline Account, and at any given time the outstanding principal amount of all Swingline Loans shall be equal to the aggregate amount by which the Swingline Accounts are overdrawn. Swingline Loans shall bear interest at a rate per annum equal to the rate applicable to a Canadian Prime Loan. Interest shall be payable on such dates, not more frequent than monthly, as may be specified by the Swingline Lender and in any event on the Revolving Credit Maturity Date. The Swingline Lender shall be responsible for invoicing the Borrower for such interest. The interest payable on Swingline Loans is solely for the account of the Swingline Lender.
(3)
[Reserved.]
(4)
Swingline Lender Replacement. The Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender. From and after the effective date of any such replacement, (i) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter, and (ii) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.
(5)
Swingline Lender Resignation. Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as a Swingline Lender at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.20(4) above.
2.21
Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender is a Defaulting Lender, then the following provisions shall apply to such Lender for so long as it remains a Defaulting Lender:

(a)
fees shall cease to accrue pursuant to Section 2.10(1) on the unfunded portion of the Revolving Credit Commitment or Delayed Draw Term Credit Commitment of such Defaulting Lender;
(b)
the Revolving Credit Commitments (including Revolving Credit Exposure) ~~and~~, Term Credit Commitments (including Term Credit Exposure) and Delayed Draw Term Credit Commitments (including Delayed Draw Term Credit Exposure) of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.2); provided that any waiver or amendment which (i) affects such Defaulting Lender differently than other Lenders generally, shall in each case require the consent of such Defaulting Lender;
(c)
any amount owing by a Defaulting Lender to the Administrative Agent or another Lender that is not paid when due shall bear interest at the interest rate applicable to Canadian Prime Loans under the Revolving Credit, as applicable;
(d)
any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.1 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.11 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the Issuing Banks’ LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;

(e)
if a Defaulting Lender is an Insolvent Lender, any amount payable to such Defaulting Lender hereunder may, in lieu of being distributed pursuant to Section 2.21(d), be retained by the Administrative Agent to collateralize indemnification and reimbursement obligations of such Defaulting Lender hereunder in an amount determined by the Administrative Agent, acting reasonably;
(f)
If any Letters of Credit are outstanding at the time a Lender becomes a Defaulting Lender, then:
(i)
all or any part of the pro rata share of such Defaulting Lender in respect of the outstanding Letters of Credit shall be reallocated among the Revolving Lenders which are not Defaulting Lenders (in this Section 2.21, “Non-Defaulting Lenders”) in accordance with their respective Revolving Credit Commitments, provided that any such reallocation shall not cause any Non-Defaulting Lender to exceed its Revolving Credit Commitment;
(ii)
if the reallocation described in clause (a) above cannot, or can only partially, be effected, the Borrower shall within five (5) Business Days following notice by the Administrative Agent (x) first, prepay such outstanding Swingline Loans, and (y) second, cash collateralize for the benefit of the Issuing Bank the Borrower’s obligations corresponding to such Defaulting Lender’s pro rata share of the outstanding Letters of Credit (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.21(g), for so long as such Letters of Credit are outstanding;
(iii)
upon any reallocation pursuant to clause (a) above, the fees payable to the Lenders pursuant to Section 2.10(2) shall be adjusted in accordance with such Non-Defaulting Lenders’ Revolving Credit Commitment; and
(iv)
if all or any portion of such Defaulting Lender’s pro rata share of the outstanding Letters of Credit is cash collateralized pursuant to clause (b) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all fees payable under Section 2.10(2) with respect to such Defaulting Lender’s pro rata share of the outstanding Letters of Credit shall be payable to the Issuing Bank.
(g)
So long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding pro rata share of the outstanding Letters of Credit will be 100% covered by the Revolving Credit Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower, and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.21(f) (and such Defaulting Lender shall not participate therein); and

(h)
If the Administrative Agent, the Borrower, the Issuing Bank each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Revolving Credit Lender’s Commitment and on such date such Revolving Credit Lender shall purchase at par such of the Loans of the other Revolving Credit Lenders as the Administrative Agent shall determine may be necessary in order for such Revolving Credit Lender to hold such Revolving Credit Loans in accordance with its Revolving Credit Commitment, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while such Lender was a Defaulting Lender; provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

Except as otherwise expressly provided in this Section 2.21, no Commitment of any other Lender shall be increased or otherwise affected, and performance by a Borrower of its obligations hereunder and under the other Loan Documents shall not be excused or otherwise modified as a result of any Lender becoming a Defaulting Lender. The rights and remedies against a Defaulting Lender under this Section

2.21 are in addition to other rights and remedies which a Borrower may have against such Defaulting Lender as a result of it becoming a Defaulting Lender and which the Administrative Agent or any other Lender may have against such Defaulting Lender with respect thereto.

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

3.1
Representations and Warranties of the Borrower.

In order to induce the Administrative Agent and the Lenders to enter into this Agreement, to make any Loans hereunder and to issue any Letters of Credit hereunder, the Borrower represents and warrants to the Administrative Agent and each Lender that each statement set forth in this Article 3 is true and correct on the date hereof. For the avoidance of doubt, such representations are repeated as at the date of each Borrowing and Compliance Certificate (other than a Borrowing by way of a conversion of an existing Loan to a Canadian Prime Loan), subject to update as provided in Section 5.1(1)(l).

(1)
Organization; Powers. Each Credit Party and Village is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now and formerly conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
(2)
Authorization; Enforceability. The Transactions are within the Credit Parties’ and Village’s corporate or partnership powers and have been duly authorized by all necessary corporate, partner and shareholder action, as applicable. This Agreement and the other Loan Documents have been duly executed and delivered by Village and each Credit Party (as applicable) and constitute legal, valid and binding obligations of Village and each Credit Party (as applicable), enforceable in accordance with their terms, subject to applicable Legal Reservations. Specifically but without limitation, Section 2.5(5)(a) satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document, and each Credit Party is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon the methodology set out in such Section.

(3)
Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except as disclosed in Schedule 3.1(3), (b) will not violate any applicable Law or the charter, by-laws or other organizational documents of any Credit Party or Village or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party or Village or their respective assets, or give rise to a right thereunder to require any payment to be made by any Credit Party or Village, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Credit Party or Village, except for any Lien arising in favour of the Administrative Agent, for the benefit of the Secured Parties, under the Loan Documents.
(4)
Financial Condition; No Material Adverse Effect.
(a)
The Borrower has furnished to the Lenders the consolidated balance sheets and statements of income, retained earnings and changes in financial position of the Borrower as of and for the Fiscal Years ended December 31st 2022, 2023 and 2024, reported on by its auditors. Such financial statements, and any subsequent financial statements delivered pursuant to Section 5.1(1), present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower as of the applicable dates and for the applicable periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in Section 5.1(1)(b). Other than as disclosed in the most recent audited financial statements of the Borrower delivered to the Administrative Agent, there are no off-balance sheet transactions arrangements, obligations (including contingent obligations) or other relationships of the Borrower or any other Credit Party with unconsolidated entities or other Persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, cash flow, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Borrower or any other Credit Party.
(b)
Since December 31, 2024 no Material Adverse Change has occurred.
(c)
All information (including that disclosed in all financial statements) pertaining to the Credit Parties (other than projections) that has been or will be made available to the Lenders, the Administrative Agent or the Arranger by the Borrower or any representative of the Credit Parties, taken as a whole, is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. The projections, forecasts, and budgets provided by or on behalf of the Borrower to the Administrative Agent have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in such projections, forecasts, or budgets which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. The Borrower believes that the forecasts and budgets provided by or on behalf of the Borrower to the Administrative Agent are reasonable and attainable, it being recognized that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such forecasts and budgets may differ from the projected results included in such forecasts and budgets and such differences may be material.

(5)
Litigation.
(a)
Except as disclosed in Schedule 3.1(5), and except for environmental-related matters (which are dealt with in Section 3.1(24)), there are no actions, suits or proceedings (including any Tax-related matter) by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting any of the Credit Parties (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than as described in Schedule 3.1(25)), or (ii) that involve this Agreement, any other Loan Document or the Transactions.
(b)
Since the date of this Agreement, there has been no change in the status of the matters described in Schedule 3.1(25) that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
(6)
Compliance with Laws (General). Each Credit Party is in compliance with all Laws (other than Cannabis Laws) applicable to it or its property or business except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(7)
Compliance with Cannabis Laws. Each Group Party is in material compliance with all Cannabis Laws applicable to it, its property or its business. Specifically, but without limitation, (i) no Group Party conducts or at any time has conducted any Cannabis Activities, or (ii) has made or held an Investment in any Person who conducts or at any time has conducted any Cannabis Activities, in either case other than in an Approved Cannabis Jurisdiction where such Cannabis Activities would not violate or result in a breach of any applicable Cannabis Law at the time in question, provided that any one or more Persons who are part of the Group Party may engage in business in the United States only for the purpose of business involving Industrial Hemp and in compliance with the Agriculture Improvement Act of 2018 . Schedule 3.1(7) sets out all Investments in Persons conduction Cannabis Activities.
(8)
Authorizations (General). No Credit Party has violated or failed to obtain any Authorization (other than any Cannabis Authorization) necessary to the ownership of any of its property or assets or the conduct of its business, which violation or failure could reasonably be expected to have (in the event that such a violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.
(9)
Cannabis Authorizations. No Group Party has violated or failed to obtain any Cannabis Authorization necessary to (i) the ownership of any of its property or assets or the conduct of its business, or (ii) to make or hold any Investment in any Person who conducts Cannabis Activities. All Cannabis Authorizations:

(a)
have been duly obtained, taken, given or made;
(b)
are valid and in full force and effect, and
(c)
are free from conditions or requirements that have not been met or complied with where the failure to so satisfy may allow for the material modification or revocation thereof.

Each Group Party is in compliance in all material respects with all Cannabis Authorizations held by, or in favour of, such Group Party. Specifically, but without limitation, no Group Party conducts or has conducted any Cannabis Activities in a building or facility for which an applicable Cannabis Authorization was not in full force and effect at the time in question. No Group Party has received any notice from any Governmental Authority regarding any actual or alleged violation of, or any failure on the part of the Group Party to comply with, any term or requirement of any Cannabis Authorization that has not been remedied. No Group Party has received any written notice from any Governmental Authority of any revocation or intention to revoke any interest of any Group Party in any of the Cannabis Authorizations that has not been remedied. No Group Party knows of any reason why any Cannabis Authorization should be suspended, cancelled or revoked or of any factor that would in any way prejudice the continuance or renewal of any Cannabis Authorization. All Taxes, assessments, maintenance fees and other amounts required to maintain the Cannabis Authorizations have been paid in full.

(10)
Compliance with Agreements. No Credit Party is in default, nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default (in any respect that would have a Material Adverse Effect), under (a) any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of any Credit Party, or (b) under any other agreement or instrument to which a Credit Party is a party or by which any Credit Party is bound.
(11)
No Default. No Default has occurred and is continuing.
(12)
Taxes. Each Credit Party has filed or caused to be filed when due all material Tax returns and reports required to have been filed and has paid or caused to be paid when due all material Taxes required to have been paid by it (including all instalments with respect to the current period) and has made adequate provision for Taxes for the current period, except Taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party, as applicable, has set aside on its books adequate reserves.
(13)
Clean Title; Liens. The Credit Parties have indefeasible fee simple registered and beneficial title to their respective owned real properties, and with respect to leased real properties, indefeasible title to the leasehold estate with respect thereto, pursuant to valid and enforceable leases, in each case free and clear of all Liens except Permitted Liens. All personal property in which any Credit Party has any right, title or interest is free and clear of all Liens except Permitted Liens.
(14)
D2 Property. The Borrower is in compliance with each and every term of the D2 Lease (including, without limitation, with respect to the payment of rent) and:
(a)
is the registered and beneficial owner of the D2 Property;
(b)
has good leasehold title to the D2 Property; and

(c)
has good right, full power and absolute authority (and has obtained all consents required) to mortgage the D2 Property and convey the D2 Lease to the Agent,

in each case, free and clear of any and all Liens except for Permitted Liens.

(15)
D3 Property. The Borrower is the registered and beneficial owner of the D3 Property, free and clear of any and all Liens except for Permitted Liens.
(16)
Leased Properties – No Credit Party has a leasehold interest in any real property other than the D2 Property.
(17)
Pension Plans.
(a)
Each Pension Plan is duly registered under the ITA and applicable pension standards legislation and has been administered in all material respects in accordance with applicable Law and the terms of such plan. All material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Pension Plans and the funding agreements thereunder have been performed on a timely basis. There are no outstanding disputes concerning the assets of any Pension Plan and there have been no improper withdrawals of any assets of the Pension Plans. All assessments owed to the Pension Benefits Guarantee Fund established under the Pension Benefits Act (Ontario), or other assessments or payments required under similar legislation in any other jurisdiction have been paid when due in respect of each Pension Plan.
(b)
In respect of each Pension Plan that is a Defined Benefit Plan, (i) the plan’s name, registration number and jurisdiction of registration are disclosed on Schedule 3.1(17),

(ii) a copy of the most recently prepared actuarial valuation report for the plan has been provided by the Borrower to the Administrative Agent and the Lenders, (iii) no changes have occurred since the date of the most recently prepared actuarial valuation report for the plan or are reasonably expected to occur which would adversely affect the conclusion set out in the most recently prepared actuarial valuation report, and (iv) no events have occurred which could reasonably be expected to result in a wind-up or termination of the plan, in whole or in part.

(c)
All employee and employer contributions (including special payments and any other payments in respect of any funding deficiencies or shortfalls) or premiums required to have been remitted to the Pension Plans under the terms of the applicable plan and applicable Law have been properly withheld and remitted to the funding arrangement for the plan in a timely manner.
(d)
No Credit Party or any of the Pension Plans are subject to the United States Employee Retirement Income Security Act of 1974, as amended.
(18)
Casualties; Taking of Properties. Since December 31, 2024 neither the Business nor the properties of any Credit Party have been affected in a manner that has had, or could reasonably be expected to have, a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labour disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign Governmental Authority, riot, activities of armed forces, or acts of God or of any public enemy. Except as set out on Schedule

3.1(18), there is no expropriation or similar proceeding, actual or threatened, of which any Credit Party has notice, or reason to believe such notice is pending or threatened, against any owned or leased lands of any Credit Party, or any material part thereof.

(19)
Subsidiaries. As of the Closing Date, Schedule 3.1(19) correctly sets forth:
(a)
the legal name of each Credit Party and its form of legal entity and jurisdiction of organization;
(b)
the Equity Securities issued and outstanding by each Credit Party, and the registered and beneficial owners thereof;
(c)
the Equity Securities (other than publicly-traded Equity Securities) owned by each Credit Party; and
(d)
a corporate organizational chart of the Borrower and its subsidiaries.

No Credit Party owns any Equity Securities or debt securities which are convertible into, or exchangeable for, Equity Securities of any other Person. There are no outstanding options, warrants or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Equity Securities of any Credit Party. All such Equity Securities are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with all applicable federal, provincial or foreign securities and other Laws, and are free and clear of all Liens, except for Permitted Liens. The Credit Parties have no minority interests in any partnerships, Joint Ventures or other Persons other than Marketable Securities that are Permitted Investments.

(20)
Insurance. The Credit Parties maintain insurance policies and coverage in compliance with Section 5.1(10). Such insurance coverage (a) is sufficient for compliance with all requirements of applicable Law and of all agreements to which any Credit Party is a party, (b) is provided under valid, outstanding and enforceable policies, (c) provides adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by Persons engaged in the same or a similar business to the assets and operations of the Credit Parties, and (d) will not in any way be affected by, or terminate or lapse by reason of, the Transactions. All such material policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Each Credit Party has no reason to believe that it will not be able to renew the insurance policies currently in force or to obtain similar coverage from financially sound, reputable independent insurance companies, at a cost that is not significantly higher. Except as set out on Schedule 5.1(9), no Credit Party has a material claim pending against any insurer or pursuant to any insurance policy, and no knowledge of any fact, event or circumstance that could give rise to any such claim. No Credit Party maintains any formalized self-insurance program with respect to its assets or operations or material risks with respect thereto in excess of $1,000,000 in the aggregate. The certificate of insurance delivered to the Administrative Agent pursuant to Section 4.1(7) contains an accurate and complete description of all material policies of insurance owned or held by each Credit Party on the Closing Date.
(21)
Subsidiaries. Each Subsidiary is a Credit Party.

(22)
Solvency. No Credit Party or Village is an “insolvent person” within the meaning of the

BIA.

(23)
Material Contracts. Schedule 3.1(23) sets out all Material Contracts. A true and complete copy of each Material Contract has been delivered to the Administrative Agent. Each of the Material Contracts is in full force and effect. No Credit Party is in default under or in breach of any term or condition of any Material Contract that would have, either individually or in the aggregate, a Material Adverse Effect, nor is any Credit Party aware of any default under or breach of any term or condition of any Material Contract by any other party thereto that would have a Material Adverse Effect.
(24)
Environmental Matters. Except as disclosed to the Lenders in Schedule 3.1(24):
(a)
Environmental Laws, Etc. Neither any property of the Credit Parties nor the operations conducted thereon violate any applicable order of any court or Governmental Authority or any Environmental Laws, which violation could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant property.
(b)
Notices, Permits, Etc. All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Credit Parties in connection with the operation or use of any and all property of the Credit Parties, including but not limited to past or present treatment, transportation, storage, disposal or Release of Hazardous Materials into the environment, have been duly obtained or filed, except to the extent the failure to obtain or file such notices, permits, licenses or similar authorizations could not reasonably be expected to have a Material Adverse Effect, or which could not reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant property.
(c)
Hazardous Substances Carriers. All Hazardous Materials generated at any and all property of the Credit Parties have been treated, transported, stored and disposed of only in accordance with all Environmental Laws applicable to them, except to the extent the failure to have such Hazardous Materials so transported, treated or disposed of could not reasonably be expected to have a Material Adverse Effect, and only at treatment, storage and disposal facilities maintaining valid permits under applicable Environmental Laws, which carriers and facilities have been and are operating in compliance with such permits, except to the extent the failure to have such Hazardous Materials treated, transported, stored or disposed of at such facilities, or the failure of such carriers or facilities to so operate, could not reasonably be expected to have a Material Adverse Effect or which could not reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant property.
(d)
Hazardous Materials Disposal. The Credit Parties have taken all reasonable steps necessary to determine and have determined that no Hazardous Materials have been disposed of or Released (and there has been no threatened Release) of any Hazardous Materials on or to any property of the Credit Parties other than in compliance with Environmental Laws, except to the extent the disposition or Release of such Hazardous

Materials could not reasonably be expected to have a Material Adverse Effect or which could not reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant property.

(e)
No Contingent Liability. The Credit Parties have no material contingent liability in connection with any Release or threatened Release of any Hazardous Materials into the environment except (i) contingent liabilities which could not reasonably be expected to exceed $500,000 in excess of applicable insurance coverage at any one time and from time to time, and for which adequate reserves for the payment thereof as required by GAAP have been provided, and (ii) contingent liabilities which could not reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Release or threatened Release.
(25)
Employee Matters.
(a)
Except as set out in Schedule 3.1(25), none of the Credit Parties, nor any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower, threatened against the Credit Parties, or their respective employees, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set out in Schedule 3.1(25), none of the Credit Parties is subject to an employment contract providing for a fixed term of employment or providing for special payments on termination of employment, the termination or the payment, as applicable, of which could reasonably be expected to have a Material adverse Effect.
(b)
Each of the Credit Parties has withheld from each payment to each of their respective officers, directors and employees the amount of all Taxes, including income tax, Canada or Quebec Pension Plan contributions, as applicable, employment insurance premiums and other payments and deductions required to be withheld therefrom, and has paid the same to the proper taxation or other receiving authority in accordance with applicable Law. No Credit Party is subject to any claim by or liability to any of their respective officers, directors or employees for salary (including vacation pay) or benefits which would rank in whole or in part pari passu with or prior to the Liens created by the Security Documents.
(26)
Fiscal Year. The Fiscal Year ends on December 31 of each calendar year, and the Fiscal Quarters end on the last day of each of March, June, September and December of each calendar year.
(27)
Intellectual Property Rights. Each Credit Party is the registered and beneficial owner of, with good and marketable title, free of all licenses other than Commercial Off-The-Shelf Software licenses, franchises and Liens other than Permitted Liens, to all Intellectual Property used in or necessary for the present and planned future conduct of its business, without any conflict with the rights of any other Person, other than for such conflicts as could not reasonably be expected to have a Material Adverse Effect. No material claim has been asserted and is pending by any Person with respect to the use by any Credit Party of any Intellectual Property or challenging or questioning the validity, enforceability or effectiveness of any Intellectual Property necessary for the conduct of the business of any Credit Party. Except as could not reasonably be expected to have a Material Adverse Effect, (a) each

Credit Party has the exclusive right to use the Intellectual Property which such Credit Party owns, (b) all applications and registrations for such Intellectual Property are in good standing, current and valid, (c) all registrations for such Intellectual Property are enforceable, and (d) the conduct of each Credit Party’s business does not infringe or misappropriate the Intellectual Property of any other Person.

(28)
“Know Your Customer” Information. All materials and information provided to each of the Lenders in connection with applicable “know your customer” and AML Legislation are true and correct
(29)
Anti-Corruption Laws and Sanctions. Each Group Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Group Party and its directors, officers, employees and Relevant Agents with Anti-Corruption Laws and Sanctions. Each Group Party and its directors, officers, employees and Relevant Agents is in compliance with Anti-Corruption Laws and Sanctions. No Group Party or any of its directors, officers or employees or Relevant Agents is a Sanctioned Person or is engaged in any activity that would reasonably be expected to result in such Group Party being designated as a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or Sanctions.
(30)
Security. The Security Documents are effective to create in favour of the Administrative Agent for its own benefit and the benefit of the other Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral, and (i) when financing statements and filings in applicable land registry offices or other public offices in appropriate form are filed in the jurisdictions specified on Schedule 3.1(30) and (ii) upon the taking of possession or control by the Administrative Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Administrative Agent to the extent possession or control by the Administrative Agent is required by the Security Documents), the Liens created by the Security Documents shall constitute valid perfected first ranking Liens, subject only to Permitted Liens, on all right, title and interest of the grantors thereunder
(31)
Hedge Arrangements. No Credit Party is a party to any Hedge Arrangement other than as not prohibited by Section 6.1(8).

ARTICLE 4 CONDITIONS

4.1
Effective Date.

The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the conditions listed below is satisfied (or waived pursuant to Section 9.2).

(1)
Credit Agreement. The Administrative Agent, each Lender, and the Issuing Bank shall have received from each party hereto either (a) a counterpart of this Agreement, duly executed on behalf of each party hereto, or (b) written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic-transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(2)
Initial Security Documents. The Administrative Agent shall have received the Initial Security Documents.

(3)
Perfection of Liens. The Initial Security Documents shall have been registered (or arrangements for registration satisfactory to the Administrative Agent shall have been made) in all offices in which, in the opinion of the Administrative Agent or its counsel, registration is necessary or of advantage to perfect or render opposable to third parties the Liens intended to be created thereby, and the Initial Security Documents and the Liens created thereby shall constitute a first ranking charge over the property to which they attach, subject to no other Liens except Permitted Liens. The Administrative Agent shall have received and be satisfied with the results of all personal property, pending litigation, judgment, bankruptcy, execution and other searches conducted by the Administrative Agent and its counsel with respect to the Credit Parties in all jurisdictions selected by the Administrative Agent and its counsel.
(4)
Legal Opinions. The Administrative Agent shall have received a favourable written opinion of Farris LLP, British Columbia and Ontario counsel to the Borrower covering such matters relating to the Credit Parties and Village, this Agreement, the other Loan Documents as the Lenders shall reasonably request (together with copies of all factual certificates and legal opinions delivered to such counsel in connection with such opinion upon which counsel has relied). The Administrative Agent shall also have received favourable written opinions of such special and local counsel to the Borrower covering such Canadian legal matters relating to the Credit Parties, the Loan Documents or the Transactions as the Lenders shall reasonably request (together with copies of all factual certificates and legal opinions delivered to such counsel in connection with such opinion upon which such counsel has relied). If a Security Document creates a Lien over the interest of a Credit Party in any freehold real property, the legal opinions to be delivered to the Administrative Agent shall include opinions as to the title of the applicable Credit Parties to such freehold real property and the priority of such Lien (or, in the alternative, the Borrower may deliver to the Administrative Agent a title insurance policy in form and substance satisfactory to the Administrative Agent as to such freehold real property). The Borrower hereby requests each such counsel to deliver such opinions and supporting materials. All opinions and certificates referred to in this Section 4.1(4) shall be addressed to the Administrative Agent and the other Secured Parties and dated the Closing Date.
(5)
Corporate Certificates. The Administrative Agent shall have received:
(a)
certified copies of the resolutions of the board of directors, general partner, or shareholders, as applicable, of each Credit Party approving, as appropriate, the Loans, this Agreement and the other Loan Documents, and all other documents, if any, to which such Credit Party is a party and evidencing authorization with respect to such documents; and
(b)
a certificate of an officer of each Credit Party, dated as of the Closing Date, and certifying (i) the name, title and true signature of each officer of such Person authorized to execute this Agreement and the other Loan Documents to which it is a party, (ii) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement, including certifications required pursuant to Section 5.1(1) and Borrowing Requests, and (iii) that attached thereto is a true and complete copy of the constating documents of each such Person, as amended to date, and a recent certificate of status, certificate of compliance, good standing certificate or analogous certificate.
(6)
Fees. The Administrative Agent, the Lenders, and the Arranger shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced,

reimbursement or payment of all legal fees and other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document on the Closing Date.

(7)
Insurance. The Administrative Agent shall have received a certificate of insurance coverage, dated not more than 30 days prior to the Closing Date, evidencing that the Credit Parties are carrying insurance in accordance with Section 5.1(10) hereof.
(8)
No Litigation. No litigation, order, judgment, injunction or other action or proceeding shall be threatened or pending by any Person or Governmental Authority to enjoin, restrict, or prohibit the completion of the transactions contemplated hereby and by the other Loan Documents (including the delivery of the Security Documents and the granting of the Liens in favour of the Administrative Agent contemplated hereunder) or which may impose any material condition on the completion thereof, or which could reasonably be expected to have a Material Adverse Effect, and the Administrative Agent shall have received an Officer’s Certificate confirming same.
(9)
Regulatory Approval; Consents; Waivers. The Administrative Agent and the Lenders shall be satisfied that:
(a)
all material Authorizations (including all approvals listed in Schedule 3.1(3));
(b)
all corporate, partnership, shareholder and court approvals; and
(c)
all consents and waivers (the failure to obtain which would result in a breach or default under any Material Contract),

required to consummate the Transactions have been obtained and are in full force and effect, in each case without the imposition of any burdensome provision, and that all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental Authority that would materially restrain, prevent or otherwise impose material adverse conditions on the Transactions.

(10)
Delivery of Financial Statements. The Administrative Agent and the Lenders shall have received:
(a)
the audited Consolidated balance sheet, statement of income and retained earning and statement of changes in financial position of the Borrower for the Fiscal Year ended December 31, 2024;
(b)
a three-year financial forecast for the Borrower (including forecast Consolidated statements of financial position, income and cash flows) setting forth in reasonable detail the projected Consolidated revenues and expenses of the Borrower for such period together with the anticipated financial covenant levels; and
(c)
internally prepared balance sheet, statement of income and retained earning and statement of changes in financial position of Rose Lifescience for the Fiscal Years ended December 31st 2022, 2023 and 2024.
(11)
Borrowing Base Report. The Administrative Agent shall have received a pro forma

Borrowing Base Report.

(12)
Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate prepared on a pro forma basis after giving effect to the Loans to be made on the Closing Date.
(13)
No Material Adverse Change. The Administrative Agent and the Lenders shall be satisfied that, since December 31, 2024 there has not been a Material Adverse Change.
(14)
Indebtedness. The Transactions contemplated in this Agreement and the other Loan Documents shall not have caused any event or condition to occur which has resulted, or which will result, in any Material Indebtedness (other than Indebtedness being repaid in connection with the Transactions) becoming due prior to its scheduled maturity or that permits (with or without the giving of notice, the lapse of time, or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or which will result in the creation of any Liens under any Indebtedness.
(15)
Material Contracts and Health Canada. The Administrative Agent shall have received certified copies of, and be satisfied with the terms and conditions of, each of the Material Contracts and the Health Canada License.
(16)
“Know Your Customer” Information. The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including AML Legislation.
(17)
Cancellation of Existing Credit Facilities. The Credit Parties shall have repaid (or made satisfactory arrangements for the repayment of) all Indebtedness outstanding under their credit facilities (including any commercial paper back-up lines), and such credit facilities (including such commercial paper back-up lines) shall have been cancelled permanently such that no Credit Party shall have any Indebtedness (or commitment therefor) that will survive the Closing Date except Permitted Indebtedness.
(18)
Execution and Delivery of Documents. Each Credit Party shall have duly authorized, executed and delivered all documents required hereunder, all in form and substance satisfactory to the Administrative Agent. Such documents may be delivered to the Administrative Agent (or its counsel) by way of facsimile or other means of electronic transmission, provided that such number of original copies as may be reasonably requested shall be delivered by or on behalf of the Borrower to the Administrative Agent (or its counsel) within 7 days of the Closing Date.
(19)
Appraisals. The Administrative Agent shall have received a copy of the most recent appraisal for each greenhouse owned or leased by the Borrower showing an aggregate value of not less than $56,000,000, subject to approval by the Administrative Agent.
(20)
Other Documentation. The Administrative Agent and the Lenders shall have received such other documents and instruments as are customary for transactions of this type or as they may reasonably request.

For the avoidance of doubt, all conditions set out in this Section 4.1 were satisfied as of the Closing Date.

4.2
Each Credit Event.

The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a Borrowing by way of a conversion of an existing Loan to a Canadian Prime Loan), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit (including, in each case, on the occasion of the initial Borrowings hereunder), is subject to the satisfaction of the following conditions:

(a)
the representations and warranties of the Borrower set out in this Agreement shall be true and correct on and as of the date of each such Borrowing (other than a Borrowing by way of conversion or rollover of an existing Borrowing where the aggregate outstanding Loans will not be increased as a consequence thereof) as if made on such date (except where such representation or warranty is stated to be made as of a particular date);
(b)
at the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing; ~~and~~
(c)
the Administrative Agent shall have received a Borrowing Request in the manner and within the time period required by Section 2.1(2); and

with respect to any Borrowing Request made under the Delayed Draw Term Credit

(i)
other than with respect to Cdn.$5,000,000 of Delayed Draw Term Loans to be advanced on the First Amendment Date, the Administrative Agent shall have received a copy of all invoices with respect to D2 Greenhouse Expansion Expenses for which such Borrowing is intended to pay; and
(ii)
the Borrower represents and warrants that, after taking into account any holdbacks for construction liens, the sum of the amount of available cash and the unused portion of the Delayed Draw Term Credit, in aggregate, is sufficient to finance the budgeted D2 Greenhouse Expansion Expenses (whether as set out in the D2 Greenhouse Expansion Budget or subsequently advised to the Administrative Agent as required herein) remaining to complete the D2 Greenhouse Expansion.

Each such Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the accuracy of the matters specified in Sections 4.2(a) and (b) and also, with respect to each such Borrowing made under the Delayed Draw Term Credit, Section 4.2(d)(ii).

ARTICLE 5 AFFIRMATIVE COVENANTS

5.1
Covenants.

From (and including) the Closing Date until the Termination Date, the Borrower covenants and agrees with the Lenders as follows:

(1)
Financial Statements and Other Information. The Borrower shall furnish to the Administrative Agent for distribution to each Lender:

(a)
as soon as available and in any event within 90 days after the end of each Fiscal Year, the audited Consolidated balance sheet and related statements of income, retained earnings and changes in financial position of the Borrower as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by an independent auditor of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower on a Consolidated basis;
(b)
as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the unaudited Consolidated balance sheet and related statements of income, retained earnings and changes in financial position of the Borrower as of the end of and for such Fiscal Quarter and the then elapsed portion of the Fiscal Year which includes such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower on a Consolidated basis, subject to normal year-end audit adjustments;
(c)
as soon as available and in any event within 90 days after the end of each Fiscal Year, unless the same have been publicly filed on the SEDAR system prior to that date, the audited Consolidated balance sheet and related statements of income, retained earnings and changes in financial position of Village as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by an independent auditor of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Village on a consolidated basis;
(d)
concurrently with the financial statements required pursuant to Sections 5.1(1)(a) and (b), a Compliance Certificate;
(e)
on or before the 90th day after each Fiscal Year end, an annual budget of the Borrower (consolidating on the basis of principal lines of business of the Borrower), approved by the board of directors of the Borrower, setting forth in reasonable detail the projected consolidated revenues, expenses, income statement, capital expenditures, and cash flow statement of the Borrower for the following Fiscal Year, it being recognized by the Lenders that projections as to future results are not to be viewed as fact and that the actual results for the period or periods covered by such projections may differ from the projected results;
(f)
as soon as available and in any event within 30 days after the end of each calendar month, a Borrowing Base Report dated as of, and reflecting amounts as of, the close of business on the last day of such calendar month, including (i) an aged summary of Receivables of the Borrower and any Subsidiaries including information regarding: country of domicile; intercompany amounts; doubtful accounts; accounts in dispute; contra accounts; holdbacks and any deposits received from each account debtor which remain outstanding at the reporting date; and (ii) an aged summary of accounts payable of the Borrower and any Subsidiaries;

(g)
promptly after receipt or knowledge thereof a copy of (i) any adverse material document, letter or notice from Health Canada to a Group Party (it being understand that any warning shall be material) or other Governmental Authority, (ii) any adverse material amendment to, adverse material breach of, or expiration or termination of, a Material Contract, (iii) any written notice, investigation, correspondence or other proceedings or actions which could reasonably be expected to adversely and materially affect any Cannabis Authorization, including any such notice, investigation, correspondence or proceedings involving Health Canada, , and (iv) any Material Contract entered into after the Closing Date;
(h)
promptly after the Borrower learns of the receipt or occurrence of any of the following, a certificate of the Borrower, signed by a Responsible Officer of the Borrower, specifying

(i) any event which constitutes a Default or Event of Default that is continuing, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default, (ii) the receipt of any notice from, or the taking of any other action by, the holder of any Indebtedness of any Credit Party in an amount in excess of $500,000 with respect to an actual or alleged default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the relevant Credit Party is taking or proposes to take with respect thereto, (iii) any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Loan Documents, (iv) the creation, dissolution, merger, amalgamation or acquisition of any Credit Party or subsidiary thereof, (v) any event or condition not previously disclosed to the Administrative Agent, which violates any Environmental Laws and which could reasonably be expected to have a Material Adverse Effect, (vi) any material change in accounting or financial reporting practices by the Borrower or any Subsidiary, and (vii) any other event, development or condition which could reasonably be expected to have a Material Adverse Effect;

(i)
promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration before any court or arbitrator or any Governmental Authority or official against any Credit Party or any material property thereof (including pursuant to any applicable Environmental Laws) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;
(j)
(i) promptly after the filing thereof with any Governmental Authority, copies of each annual information return, actuarial and other reports (including applicable schedules) and any applications for regulatory approval of asset withdrawals or commuted value transfers with respect to each Pension Plan or any fund maintained in respect thereof, (ii) promptly after becoming aware of any failure to withhold, make, remit or pay any employee or employer payments, contributions (including “normal cost”, “special payments” and any other payments in respect of any funding deficiencies or shortfalls) or premiums to a Pension Plan on a timely basis or the occurrence of or forthcoming occurrence of any event which could reasonably be expected to result in the partial or full termination of any Pension Plan, written notice thereof, together with an explanation of the actions taken or proposed to be taken by any Credit Parties relating thereto, and

(iii)
upon request by the Administrative Agent, copies of any notifications or remittances or similar documents prepared and delivered to the trustee or custodian of any Pension Plan pursuant to section 56.1 of the Pension Benefits Act (Ontario) or similar applicable legislation in another jurisdiction;
(k)
concurrently with any delivery of financial statements under Section 5.1(1)(a) or (b), a certificate of a Responsible Officer of the Borrower identifying (i) any material change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.1(1)(a) and specifying the effect of such change on the financial statements accompanying such certificate, (ii) the acquisition or formation of any Subsidiary since the end of the previous Fiscal Quarter; (iii) any entry into a Material Contract or any entry into, material amendment to, termination of, or material default under, any collective bargaining agreement, (iv) any Permitted Acquisitions that have been consummated since the end of the previous Fiscal Quarter, including the date on which each such Permitted Acquisition was consummated and the consideration therefor, and (v) any prepayment events set out in Section 2.9 that have occurred since the end of the previous Fiscal Quarter and setting forth a reasonably detailed calculation of the Net Proceeds received therefrom;
(l)
promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Credit Party, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent may reasonably request;
(m)
concurrently with the delivery of the financial statements under Section 5.1(1)(a) or (b) a supplement to any Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein); provided that (i) no such supplement to any of Schedules 3.1(3), 3.1(5), 3.1(25) shall amend, supplement or otherwise modify such Schedule or corresponding representation, or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by the Administrative Agent and the Required Lenders in writing, and (ii) no supplement shall be required or permitted as to representations and warranties that relate solely to the Closing Date.
(2)
Existence; Conduct of Business. The Borrower shall, and shall cause each other Credit Party and Village to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence (except to the extent permitted by Section 6.1(3)), and except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect and obtain, preserve, renew and keep in full force and effect any and all rights, licenses, permits, privileges and franchises (other than Cannabis Authorizations) material to the conduct of its business except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(3)
Cannabis Authorizations. The Borrower shall:

(a)
deliver to the Administrative Agent a copy of each Cannabis Authorization upon the request of the Administrative Agent;
(b)
be and remain the sole legal and beneficial owner of all Cannabis Authorizations;
(c)
maintain as valid and in full force and effect each Cannabis Authorization and, where applicable, procure the renewal thereof prior to its expiration;
(d)
comply in all material respects with the terms and conditions of each Cannabis Authorization and do all material things required of a holder thereof by applicable Cannabis Law;
(e)
with due diligence and in a reasonable manner, enforce the material rights granted to it under and in connection with each Cannabis Authorization;
(f)
not dispose of or abandon any right, title or interest in any Cannabis Authorization;
(g)
apply for and obtain each future Cannabis Authorization on or before such time as it shall be required by applicable Law; and
(h)
timely pay all Taxes, assessments, maintenance fees and other amounts required to be paid to maintain the Cannabis Authorizations
(4)
Payment of Obligations. The Borrower shall, and shall cause each other Credit Party to, pay its material obligations before they are overdue, including material Tax liabilities, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and (b) the Borrower or such Credit Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP.
(5)
Books and Records; Inspection Rights. The Borrower shall, and shall cause each other Credit Party to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower shall, and shall cause each other Credit Party to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested;
(6)
Compliance with Laws. The Borrower shall, and shall cause each other Credit Party to, comply with all Laws (other than Cannabis Laws) and orders of any Governmental Authority applicable to it or its property or its business and with all of its material contractual obligations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower shall, and shall cause each other Credit Party and its and their respective directors, officers, employees and Relevant Agents to, comply with all Anti-Corruption Laws and Sanctions.
(7)
Compliance with Cannabis Laws. The Borrower shall, and shall cause each other Group Party and each Investment in a Person who engages in Cannabis Activities, to comply in all material respects with all Cannabis Laws applicable to it, its property and its business (including, without limitation, the timely procurement of such Cannabis Authorizations as may be required with respect to the D2 Greenhouse Expansion, if any).

(8)
Use of Proceeds and Letters of Credit. The proceeds of the Term Loans shall be used on the Closing Date solely to repay Indebtedness of the Credit Parties. The proceeds of the Revolving Loans shall be used for working capital and other general corporate purposes of the Borrower. Letters of Credit shall be issued only to support (i) Permitted Indebtedness, and (ii) other obligations of Credit Parties incurred in the ordinary course business. The proceeds of the Delayed Draw Term Loans shall be used solely to finance the D2 Greenhouse Expansion and the fees and expenses directly incurred therewith.
(9)
Further Assurances.
(a)
The Borrower shall, and shall cause each other Credit Party to, upon request from the Administrative Agent, cure promptly any defects in the execution and delivery of the Loan Documents, including this Agreement. Upon request from the Administrative Agent, the Borrower shall, at its expense, as promptly as practical, execute and deliver to the Administrative Agent, all such other and further documents, agreements and instruments (and cause each other Credit Party to take such action) in compliance with or performance of the covenants and agreements of the Borrower or any other Credit Party in any of the Loan Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in any of the Loan Documents, or more fully to state the security obligations set out herein or in any of the Loan Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith, in the judgment of the Administrative Agent, acting reasonably.
(b)
The Borrower shall, and shall cause each of the other Credit Parties to, perform and satisfy to the satisfaction of the Administrative Agent and its counsel each of the requirements (the “Post-Closing Requirements”) listed in Schedule 5.1(8) on or before the date by which such Post-Closing Requirement is to be required to be performed pursuant thereto, subject to any extension referred to below. For greater certainty, the Borrower acknowledges and agrees that the Post-Closing Requirements expressly include the obligation of the Borrower to, and to cause each of the other Credit Parties to, co-operate fully and promptly with the Administrative Agent and its counsel with respect to the completion of each of the Post-Closing Requirements and the provision of all information, documents, matters and things as the Administrative Agent or its counsel, acting reasonably, may deem necessary or advisable (i) to determine what actions must be taken to fulfil each of the Post-Closing Requirements, (ii) to complete and fulfil each of the Post-Closing Requirements, and (iii) to confirm and assess whether all actions necessary to fulfil each of the Post-Closing Requirements have been taken. The Administrative Agent, by instrument in writing and without any consent from any of the Lenders, may, in its sole and absolute discretion, (A) extend any deadline for completion of a Post-Closing Requirement if the Administrative Agent, acting in good faith, believes that the extension will enable the Borrower and the Credit Parties to comply with such Post-Closing Requirement and such extension will not have a material adverse effect upon the Lenders, and (B) may release the Borrower and the Credit Parties from any of the Post-Closing Requirements identified on Schedule 5.1(8) if the Administrative Agent, acting in good faith, believes that the Borrower and the Credit

Parties have used reasonable commercial efforts to satisfy such Post-Closing Requirement but are unable to do so as a result of a lack of any required consent, approval or other agreement from any relevant third party.

(10)
Insurance.
(a)
The Borrower shall, and shall cause each other Credit Party to, maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance and flood insurance) and amounts and with deductibles as are customary in the case of Persons engaged in the same or similar businesses and similarly situated and in accordance with any requirement of any Governmental Authority.
(b)
In the case of any fire, accident or other casualty causing loss or damage to any property of any Credit Party used in generating cash flow or required by applicable Law, all proceeds of such policies shall be used to either (i) promptly repair or replace any such property, or (ii) repay Loans in accordance with Section 2.9(2)(a).
(c)
The Borrower shall obtain endorsements to the policies which it is required to maintain pursuant to this Section 5.1(10) pertaining to all physical properties in which the Administrative Agent shall have a Lien under the Loan Documents, naming the Administrative Agent as an additional insured (with respect to liability insurance only) and a loss payee and containing (i) if generally available from the insurer, provisions that such policies will not be cancelled without 30 days prior written notice having been given by the insurance company to the Administrative Agent, and (ii) a standard non contributory “mortgagee”, “lender” or “secured party” clause. The Borrower will furnish the Lender with insurance broker certificates for the insurance maintained by or on behalf of the Credit Parties on the Closing Date and thereafter promptly following request from the Administrative Agent from time to time. In addition, promptly following request from the Administrative Agent from time to time, the Borrower shall furnish the Administrative Agent with true copies of the polices for such insurance.
(d)
In the event the Borrower fails to provide the Administrative Agent with timely evidence, acceptable to the Administrative Agent, of the maintenance of insurance coverage required pursuant to this Section 5.1(10), or in the event that any Credit Party fails to maintain such insurance, the Administrative Agent may purchase or otherwise arrange for such insurance, but at the Borrower’s expense and without any responsibility on the Administrative Agent’s part for: (i) obtaining the insurance; (ii) the solvency of the insurance companies; (iii) the adequacy of the coverage; or (iv) the collection of claims. The insurance acquired by the Administrative Agent may, but need not, protect any Credit Party’s interest in the Collateral, and therefore such insurance may not pay claims which a Credit Party may have with respect to the Collateral or pay any claim which may be made against a Credit Party in connection with the Collateral. In the event the Administrative Agent purchases, obtains or acquires insurance covering all or any portion of the Collateral, the Borrower shall be responsible for all of the applicable costs of such insurance, including premiums, interest (at the applicable interest rate for Revolving Loans set forth in Section 2.5), fees and any other charges with respect thereto, until the effective date of the cancellation or the expiration of such insurance. The Administrative Agent may charge all of such premiums, fees, costs, interest and other charges to the Borrower’s Revolving Loan account. The Borrower hereby acknowledges that the costs of the premiums of any insurance acquired by the Administrative Agent may exceed the costs of insurance which the Borrower may be able to purchase on its own. In the event that the Administrative Agent purchases such insurance, the Administrative Agent shall promptly, and in any event within 15 days, notify the Borrower of said purchase.

(e)
Upon the occurrence and continuance of an Event of Default (and without limiting any other rights of the Administrative Agent or the Lenders hereunder or under any other Loan Document), (i) the Administrative Agent shall, subject to the rights of any holders of Permitted Liens holding claims senior to the Administrative Agent, have the sole right, in the name of the Administrative Agent or any applicable Credit Party, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, and (ii) all insurance proceeds in respect of any Collateral shall be paid to the Administrative Agent. In such event, the Administrative Agent shall apply such insurance proceeds to the obligations of the Borrower in accordance with Section 2.9(2)(a).
(11)
Operation and Maintenance of Property. The Borrower shall, and shall cause each other Credit Party to, manage and operate its business or cause its business to be managed and operated (a) in accordance with prudent industry practice in all material respects and in compliance in all material respects with the terms and provisions of all applicable licenses, leases, contracts and agreements, and (b) in compliance with all applicable Laws of the jurisdiction in which such businesses are carried on, and all applicable Laws of every other Governmental Authority from time to time constituted to regulate the ownership, management and operation of such businesses, except where a failure to so manage and operate would not have a Material Adverse Effect. The Borrower shall, and shall cause each other Credit Party to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(12)
Security Package.
(a)
Credit Party Guarantee. The Borrower shall cause Village and each present and future Subsidiary to enter into, or accede to, the Credit Party Guarantee, such that such Person guarantees in favour of the Administrative Agent, for the benefit of the Secured Parties, all Secured Liabilities of the Borrower. Such obligation of a Person to accede to the Credit Party Guarantee shall arise as soon as reasonably practicable after such Person becomes a Subsidiary.
(b)
Liens. The Borrower shall, and shall cause each present and future Credit Party to, provide at all times in favour of the Administrative Agent, for the benefit of the Secured Parties, a first-priority Lien (subject only to Permitted Liens) over all present and future personal property (other than Excluded Property) and real property of such Credit Party as security for its Secured Liabilities, together with such supporting materials as may be required to ensure the perfection or priority of such Lien. The obligation of a Credit Party to provide any such Lien shall arise as soon as is reasonably practicable following such Person (i) becoming a Credit Party, or (ii) acquiring assets, property or undertaking (other than Excluded Property) that are not already subject to a Lien

(c)
Supporting Materials. In connection with the execution and delivery of any Security Document pursuant to this Section 5.1(12), the Borrower shall, or shall cause the relevant other Credit Party to deliver to the Administrative Agent such corporate resolutions, certificates, legal opinions, title insurance and such other related documents as shall be reasonably requested by the Administrative Agent (including a consent from any minority shareholder) and consistent with the relevant forms and types thereof delivered on the Closing Date or as shall be otherwise reasonably acceptable to the Administrative Agent
(d)
Rose Lifescience. If:
(i)
Rose LifeScience becomes a direct Wholly-Owned Subsidiary of Village prior to December 31, 2025;
(ii)
at such time Rose LifeScience has positive Subject EBITDA for the most recent twelve-month period; and
(iii)
Rose LifeScience accedes to the Credit Party Guarantee and the GSA, such that it becomes a Credit Party,

then, at the written request of the Borrower, the Administrative Agent and the Lenders agree to amend this Agreement to provide for:

(iv)
Rose Lifescience becoming a Guarantor (and Credit Party) hereunder;
(v)
all financial covenants hereunder being determined on a Combined basis;
(vi)
all financial reporting hereunder being made on both a Combined and consolidated basis; and
(vii)
all corresponding changes as may be reasonably necessary.

For the avoidance of doubt, nothing herein shall require the Borrower to cause Rose Lifesciences to accede to the Credit Party Guarantee and the GSA or make such amendment request.

(13)
Financial Covenants. The Borrower shall:
(a)
Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of more than 1.10:1.00 at all times.
(b)
Leverage Ratio. Maintain a Leverage Ratio of not more than 3.00:1:00 at all times.
(14)
Registrations. The Borrower shall record, file or register, at its own expense, applications for registration or financing statements (and continuation or financing change statements when applicable), and make any other registrations or filings, including where required, the registration of each of the Security Documents (collectively, “Registrations”) with respect to the Collateral now existing and hereafter created or arising and the creation of Liens therein under and as contemplated by the Security Documents, meeting the requirements of applicable Law, in such manner and in such jurisdictions as are necessary or desirable to protect, perfect and maintain the protection and perfection of, such Liens, and to deliver a file stamped copy of each such Registration or other evidence of such Registration to the Administrative Agent on or prior to the Closing Date. If any Credit Party (a) makes any change in its name, jurisdiction or organization or corporate structure, (b) changes its place of domicile, registered head office or chief executive office, or (c) takes any other action, which in any such case would, under the applicable Law, require the amendment of any Registration recorded, registered and filed in accordance with the provisions hereof, the Borrower shall within 10 days after a change referred to in Section 5.1(14)(a) or prior to the taking of any action referred to in Section 5.1(14)(b) or (c), give the Administrative Agent notice of any such change or other action and shall promptly file such Registrations as may be necessary or desirable to continue the perfection of the Liens in the Collateral intended under the Security Documents. The Administrative Agent shall be under no obligation whatsoever to record, file or register any Registration, or to make any other recording, filing or registration in connection herewith.

ARTICLE 6 NEGATIVE COVENANTS

6.1
Negative Covenants.

From (and including) the Closing Date until the Termination Date, the Borrower covenants and agrees with the Lenders as follows:

(1)
Indebtedness. The Borrower shall not, and shall not permit any other Credit Party to, create, incur, assume or permit to exist any Indebtedness other than Permitted Indebtedness.
(2)
Liens. The Borrower shall not, and shall not permit any other Credit Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by the Borrower or any other Credit Party except Permitted Liens.
(3)
Corporate Changes. The Borrower shall not, and shall not permit any other Credit Party to, merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing:
(a)
any Credit Party may merge into, amalgamate or consolidate with any other Credit Party;
(b)
any Guarantor may liquidate, wind-up or dissolve if it is a Wholly-Owned Subsidiary of another Credit Party and all of its property passes to such Credit Party;

provided that, immediately following any transaction pursuant to Section 6.1(3)(a), the merged, amalgamated or continuing corporation shall provide written confirmation satisfactory to the Administrative Agent, acting reasonably, that it is liable for the obligations of the relevant Credit Party under the Loan Documents.

(4)
Permitted Business. The Borrower shall not, and shall not permit any other Group Party to, engage in any Cannabis Activities or make an Investment in any Person who engages in Cannabis Activities, other than in an Approved Cannabis Jurisdiction in accordance with applicable Cannabis

Laws. The Borrower shall not, and shall not permit any other Group Party to, own assets or carry on business in any jurisdiction which is not an Approved Cannabis Jurisdiction.

(5)
Asset Dispositions. The Borrower shall not, and shall not permit any other Credit Party to, make any Asset Disposition except for Fair Market Value and when no Default or Event of Default has occurred and is existing and where the Net Proceeds therefrom are dealt with in accordance with Section 2.9(2)(a).
(6)
Investments. The Borrower shall not, and shall not permit any other Credit Party to, make or permit to exist any Investment other than Permitted Investments; provided that no new Investments (other than Investments in Cash Equivalents) shall be made at any time that a Default or Event of Default exists. The Borrower shall not, and shall not permit any other Credit Party to, make or permit to exist any Investment in a Person that conducts Cannabis Activities other than in an Approved Cannabis Jurisdiction in accordance with applicable Cannabis Laws.
(7)
Acquisitions. The Borrower shall not, and shall not permit any other Credit Party to, make or enter into any Acquisition other than, when no Default or Event of Default exists or would be caused thereby, Permitted Acquisitions.
(8)
Hedge Arrangements. The Borrower shall not, and shall not permit any other Credit Party to, enter into any Hedge Arrangement, except:
(a)
Hedge Arrangements entered into in order to hedge or mitigate risks to which any Credit Party has actual exposure (other than those in respect of Equity Securities); or
(b)
Hedge Arrangements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party.
(9)
Restricted Payments. The Borrower shall not, and shall not permit any other Credit Party to, declare, pay or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default or Event of Default is continuing or would be caused thereby:
(a)
a Credit Party may make a Restricted Payment to another Credit Party;
(b)
the Borrower may make a Restricted Payment solely by way of, or funded entirely by the issuance of, its own Equity Securities; and
(c)
the Borrower may make any other Restricted Payment if (i) following such Restricted Payment the Leverage Ratio would be no greater than 1.50: 1.00, and (ii) a Responsible Officer has provided a certificate to the Administrative Agent confirming that the conditions for such payment have been met.
(10)
Transactions with Affiliates. The Borrower shall not, and shall not permit any other Credit Party to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of their Affiliates, except:

(a)
in the ordinary course of business at prices and on terms and conditions not less favourable to the Borrower or such other Credit Party than could be obtained on an arm’s-length basis from unrelated third parties;
(b)
transactions between or among Credit Parties not involving any of their other Affiliates; and
(c)
any Indebtedness, Investment, Acquisition or Restricted Payment permitted hereunder.
(11)
Restrictive Agreements. The Borrower shall not, and shall not permit any other Credit Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon:
(a)
the ability of any Credit Party to create, incur or permit to exist any Lien upon any of its property or assets other than the Permitted Liens;
(b)
the ability of any Credit Party to pay dividends or other distributions with respect to any Equity Securities or with respect to, or measured by, its profits or to repay loans or advances to any other Credit Party or to provide a Guarantee of any Indebtedness of any other Credit Party;
(c)
the ability of any Credit Party to make any loan or advance to any other Credit Party; or
(d)
the ability of any Credit Party to sell, lease or transfer any of its property to any other Credit Party;

provided that (i) Section 6.1(11) (a)-(d) shall not apply to restrictions and conditions imposed by Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.1(11) (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and condition apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) Section 6.1(11)(a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) Section 6.1(11)(a) shall not apply to customary provisions in leases and other ordinary course contracts restricting the assignment thereof, and (vi) the foregoing shall not apply to normal course restrictions contained in standard form documents with respect to Bonding Obligations.

(12)
Sales and Leasebacks. The Borrower shall not, and shall not enter into, or permit any other Credit Party to, enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any such other Credit Party shall sell or transfer any property, whether now owned or hereafter acquired, and whereby the Borrower or any such other Credit Party shall then or thereafter rent or lease as lessee such property or any part thereof or other property which the Borrower or any such other Credit Party intends to use for substantially the same purpose or purposes as the property sold or transferred.
(13)
Pension Plan Compliance. The Borrower shall not, and shall not permit any other Credit Party to, (a) terminate or wind-up or take any other action with respect to any Pension Plan which could reasonably be expected to result in any liability of any Credit Party, (b) fail to make full payment when due of all amounts which, under the terms of any Pension Plan or applicable Law, the Credit Party is required to pay as contributions or premiums thereto, (c) establish, sponsor, administer, contribute to, participate in, or assume any liability (including any contingent liability) under any Defined Benefit Plan other than the Defined Benefit Plans listed on Schedule 3.1(17), or (d) acquire an interest in any Person if such Person sponsors, maintains or contributes to any Defined Benefit Plan.

(14)
Sale or Discount of Receivables. The Borrower shall not, and shall not permit any other Credit Party to, discount or sell (with or without recourse), any of its income or revenues, including any Receivables, or rights in respect thereof.
(15)
Unconditional Purchase Obligations. The Borrower shall not, and shall not permit any other Credit Party to, enter into or be a party to, any material contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by the Borrower or any such other Credit Party regardless of whether or not delivery of such materials, supplies or other property or services is ever made, except any such contract for the purchase of electrical power entered into by the Borrower or any such other Credit Party in the ordinary course of its business.
(16)
Issuance of Shares. The Borrower shall not, and shall not permit any other Credit Party to, authorize or issue:
(a)
any Equity Securities of a Credit Party to any Person other than another Credit Party;
(b)
or allow to exist, any options, warrants or other rights to purchase any Equity Securities of a Credit Party, to or in favour of any Person other than another Credit Party; or
(c)
any preferred shares or other Equity Securities having a mandatory redemption right existing with regard thereto which could become operative on or before the Termination Date.

The Borrower shall not, and shall not permit any other Credit Party to, own, hold or control Equity Securities of any Subsidiary unless it is a Wholly-Owned Subsidiary of one or more Credit Parties. There are no outstanding options, warrants or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Equity Securities of any Credit Party.

(17)
No Amendments to Constating Documents, etc. The Borrower shall not, and shall not permit any other Credit Party to, amend, its constating documents, by-laws, partnership agreement or operating agreement, as applicable, in a manner that would adversely affect the Administrative Agent or the Lenders or such Credit Party’s duty or ability to repay the Secured Liabilities.
(18)
No Amendments to Material Contracts. The Borrower shall not, and shall not permit any other Credit Party to amend, modify, allow to expire, fail to exercise any renewal right or terminate (or waive any provision of, provide any consent under, or allow for the termination of) any Material Contract in a manner which may reasonably be expected to have a Material Adverse Effect. For the avoidance of doubt, any increase in the amount payable under or in connection with the D2 Lease shall be prohibited by this Section 3.1(18).
(19)
Use of Proceeds. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that each other Credit Party and its and their respective directors, officers, employees and Relevant Agents shall not use, the proceeds of any Borrowing or Letter of Credit:

(a)
in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws;
(b)
for the purpose of funding, financing or facilitating any prohibited activities, business or transaction of or with any Sanctioned Person; or
(c)
in any other manner that would result in the violation of any Sanctions.
(20)
Bankruptcy Proceedings. The Borrower shall ensure that, following the occurrence of an Event of Default under either of Sections 7.1(h) or (i), no Credit Party shall (i) oppose any steps taken by the Administrative Agent or the Lenders to initiate any liquidation, winding-up, reorganization (in each case, other than as specifically permitted hereunder), arrangement, adjustment, protection, relief or composition of such Credit Party or such Credit Party’s debts under any applicable Law relating to bankruptcy, insolvency, reorganization, incorporation law or relief of debtors including any plan of compromise or arrangement or other similar corporate proceeding involving or affecting its creditors, or

(ii) oppose any motion brought by the Administrative Agent or the Lenders to lift any stay of proceedings for that purpose.

(21)
D2 Greenhouse Expansion. The Borrower shall ensure that no Cannabis cultivation or other Cannabis Activities occur on the property subject to the D2 Greenhouse Expansion unless and until any required Cannabis Authorization(s) are in effect.

ARTICLE 7 EVENTS OF DEFAULT

7.1
Events of Default.

If any of the following events (“Events of Default”) shall occur:

(a)
the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)
any Credit Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.1(a)) payable under any Loan Document, when and as the same shall become due and payable;
(c)
any representation or warranty made or deemed made by any Credit Party or Village in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed to be made;
(d)
any Credit Party or Village shall fail to observe or perform any covenant, condition or agreement contained in Section 5.1(1)(i) (notice of certain events), Section 5.1(1)(g)

(notice of Default or Event of Default), Section 5.1(2) (Existence; Conduct of Business), Section 5.1(3) (Cannabis Authorizations), Section 5.1(7) (Use of Proceeds and Letters of Credit), Section 5.1(7) (Compliance with Cannabis Laws), Section 5.1(13) (Financial Covenants) or in Article 6 (or in any comparable provision of any other Loan Document);

(e)
any Credit Party or Village shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 7.1(a), (b) or (d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier of (i) knowledge thereof by any Credit Party, or (ii) notice thereof from the Administrative Agent to the Borrower (which notice shall be given at the request of any Lender);
(f)
any Credit Party or Village shall fail to make any payment of any Material Indebtedness when and as the same shall become due and payable;
(g)
any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 7.1(g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness so long as the proceeds of such sale or transfer are sufficient to, and are applied to, reduce such secured Indebtedness to nil;
(h)
any Credit Party or Village:
(i)
admits in writing that it is insolvent or unable to pay its liabilities as they generally become due;
(ii)
commits an act of bankruptcy under the BIA, files a voluntary assignment in bankruptcy under the BIA, makes a proposal (or files a notice of its intention to do so) under the BIA or seeks any other relieve in respect of itself under the BIA;
(iii)
institutes any proceedings seeking relief in respect of itself under the CCAA;
(iv)
institutes any proceeding seeking relief in respect of itself under the WURA
(v)
in addition to the forgoing, institutes any other proceeding seeking: (a) to adjudicate itself an insolvent person or a bankrupt; (b) to liquidate, dissolve or wind-up its business or assets, other than a solvent winding-up of a Guarantor into another Credit Party, (c) to compromise, arrange, adjust or declare a moratorium in respect of the payment of, its debts; (d) to stay the rights of creditors generally (or any class of creditors); (e) any other relief in respect of itself under any federal, provincial or foreign applicable Law now or hereafter in effect relating to bankruptcy, winding-up, other than a solvent winding-up of a Guarantor into another Credit Party, insolvency, receivership, restructuring of business, assets or debt, reorganization of business, other than a reorganization or arrangement which does not relate to or involve the compromise, settlement, adjustment or arrangement of debt, assets or debt or protection of debtors from their creditors (such applicable Law includes any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt); or (f) any other relief which provides for plans or schemes of reorganization, plans or schemes of arrangement, other than a reorganization or arrangement which does not relate to or involve the compromise, settlement, adjustment or arrangement of debt, or plans or schemes of compromise, in respect of itself, to be submitted or presented to creditors (or any class of creditors);

(vi)
applies for the appointment of, or has a receiver (either court or privately appointed), interim receiver, receiver/manager (either court or privately appointed), sequestrator, monitor, conservator, custodian, administrator, trustee, liquidator or other similar official appointed in respect of it, or any substantial part of its property; or
(vii)
threatens to do any of the foregoing, or takes any action, corporate or otherwise, to approve, effect, consent to or authorize any of the actions described in this Section 7.1(h);
(i)
any petition is filed, application made or other proceeding instituted against or in respect of any Credit Party or Village:
(i)
seeking to adjudicate it an insolvent person;
(ii)
seeking a bankruptcy order against it under the BIA;
(iii)
seeking to institute proceedings against it under the CCAA;
(iv)
seeking to institute proceedings against it under the WURA;
(v)
seeking, in addition to the forgoing: (a) to adjudicate it an insolvent person or a bankrupt; (b) to liquidate, dissolve or wind-up its business or assets; (c) to compromise, arrange, adjust or declare a moratorium in respect of the payment of, its debts; (d) to stay the rights of creditors generally (or any class of creditors); (e) any other relief in respect of it under any federal, provincial or foreign applicable Law now or hereafter in effect relating to bankruptcy, winding-up, other than a solvent winding-up of a Guarantor into another Credit Party, insolvency, receivership, restructuring of business, assets or debt, reorganization of business, other than a reorganization or arrangement which does not relate to or involve the compromise, settlement, adjustment or arrangement of debt, assets or debt, or protection of debtors from their creditors (such applicable Law includes any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt); or (f) any other relief which provides plans or schemes of reorganization, plans or schemes of arrangement, other than a reorganization or arrangement which does not relate to or involve the compromise, settlement, adjustment or arrangement of debt, or plans or schemes of compromise in respect of it, to be submitted or presented to creditors (or any class of creditors); or

(vi)
seeking the issuance of an order for the appointment of a receiver, interim receiver, receiver/manager, sequestrator, monitor, conservator, custodian, administrator, trustee, liquidator or other similar official in respect of it or any substantial part of its property, and such petition, application or proceeding continues undismissed, or unstayed and in effect, for a period of 30 days after the institution thereof, provided that: (a) if the Credit Party fails to contest such petition, application or proceeding the 30 day grace period shall cease to apply; (b) if an order, decree or judgment is issued (whether or not entered or subject to appeal) against the Credit Party thereunder within the 30 day period, such grace period will cease to apply, and (c) if the Credit Party files an answer or other responding materials admitting the material allegations of a petition, application or other proceeding filed against it, such grace period will cease to apply;

(j)
any other event occurs which, under the Laws of any applicable jurisdiction, has an effect upon a Credit Party or Village equivalent to any of the events referred to in either of Sections 7.1(h) or (i);
(k)
one or more judgments for the payment of money in a cumulative amount in excess of

$500,000 in the aggregate is rendered against any one or more of the Credit Parties or Village and they have not (i) provided for its satisfaction in accordance with its terms within 30 days from the date of entry thereof, or (ii) procured a stay of execution thereof within 30 days from the date of entry thereof and within such period, or such longer period during which execution of such judgment has not been stayed, appealed such judgment and caused the execution thereof to be stayed during such appeal, provided that if enforcement or realization proceedings are lawfully commenced in respect thereof in the interim, such grace period shall cease to apply;

(l)
any property of any Credit Party or Village having a Fair Market Value in excess of

$500,000 in the aggregate is seized (including by way of execution, attachment, garnishment, levy or distraint), or any Lien thereon securing Indebtedness in excess of

$500,000 is enforced, or such property has become subject to any charging order or equitable execution of a Governmental Authority, or any writ of execution or distress warrant exists in respect of any Credit Party or the property of any of them, or any sheriff or other Person becomes lawfully entitled by operation of law or otherwise to seize or distrain upon such property and in any case such seizure, enforcement, execution, attachment, garnishment, distraint, charging order or equitable execution, or other seizure or right, continues in effect and is not released or discharged for more than 10 days or such longer period during which entitlement to the use of such property continues by such Credit Party, and such Credit Party is contesting the same in good faith and by appropriate proceedings, provided that if the property is removed from the use of such Credit Party, or is sold, in the interim, such grace period shall cease to apply;

(m)
one or more final judgments, not involving the payment of money and not otherwise specified in this Section 7.1(m), has been rendered against any Credit Party or Village, the result of which could reasonably be expected to result in a Material Adverse Effect, so long as such Credit Party or Village, as applicable, has not (i) provided for its satisfaction in accordance with its terms within 30 days from the date of entry thereof, or

(ii)
procured a stay of execution thereof within 30 days from the date of entry thereof and within such period, or such longer period during which execution of such judgment has been stayed, appealed such judgment and caused the execution thereof to be stayed during such appeal, provided that if enforcement or realization proceedings are lawfully commenced in respect thereof in the interim, such grace period shall cease to apply;
(n)
this Agreement, any other Loan Document or any material obligation or other material provision hereof or thereof at any time for any reason terminates or ceases to be in full force and effect and a legally valid, binding and enforceable obligation of any Credit Party or Village (as applicable), is declared to be void or voidable or is repudiated, or the validity, binding effect, legality or enforceability hereof or thereof is at any time contested by any Credit Party or Village, or any Credit Party or Village denies that it has any or any further liability or obligation hereunder or thereunder or any action or proceeding is commenced to enjoin or restrain the performance or observance by any Credit Party or Village of any material terms hereof or thereof or to question the validity or enforceability hereof or thereof, or at any time it is unlawful or impossible for any Credit Party or Village to perform any of its material obligations hereunder or thereunder;
(o)
any Lien purported to be created by any Security Document shall cease to be, or shall be asserted by any Credit Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) Lien in Collateral with a Fair Market Value or book value (whichever is greater) in excess, individually or in the aggregate, of $500,000;
(p)
a Material Adverse Change shall occur;
(q)
a Change of Control shall occur;
(r)
the occurrence of an “Event of Default”, “Termination Event” or any other event specified in a Secured Hedge Arrangement that entitles the Secured Hedge Counterparty thereto to cause its early termination in accordance with the terms thereof;
(s)
the Cannabis Act is repealed and is not immediately replaced with substantially similar legislation; ~~or~~
(t)
any Cannabis Authorization shall (i) expire or be revoked, terminated or cancelled, and in any such case not immediately replaced, renewed or reinstated on comparable terms or

(ii) be modified in any materially adverse fashion~~, or~~;

(u)
Village shall fail to deliver to the Administrative Agent the Post-Closing Requirements listed in Schedule 5.8 (Post-Closing Requirements) hereto, on or before the date by which each such Post-Closing Requirement is to be performed,; or

then,

(A)
and in every such event other than those described in (B), and at any time thereafter during the continuance of such event or any other such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (x) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (y) declare the Loans outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable (together with accrued interest thereon), the LC Prepayment with respect to all outstanding Letters of Credit, and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind except as set out earlier in this paragraph, all of which are hereby waived by the Borrower, and

(B)
in the case of any event with respect to the Borrower described in Section 7.1(h), (i), (j) or (u) then the Commitments shall automatically terminate and the principal of the Loans then outstanding (together with accrued interest thereon), the LC Prepayment with respect to all outstanding Letters of Credit, and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.
7.2
Rebalancing.

During the occurrence of an Event of Default the Administrative Agent shall make all usual and customary adjustments as may be required to ensure that each Lender holds its Applicable Percentage of Loans under each Credit, and each Lender agrees to take all actions as are necessary to give effect to such adjustments, including, without limitation, advancing amounts to the Administrative Agent for distribution to other Lenders.

7.3
Application of Payments.

Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Borrower or the Required Lenders, all payments received on account of the Secured Liabilities shall, subject to Section 2.21, be applied by the Administrative Agent as follows:

(a)
first, to payment of that portion of the Secured Liabilities constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.3 and amounts pursuant to Section 2.10 payable to the Administrative Agent in its capacity as such);
(b)
second, to payment of that portion of the Secured Liabilities constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable under Section 9.3) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (b) payable to them;
(c)
third, to payment of that portion of the Secured Liabilities constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC

Disbursements, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (c) payable to them;

(d) fourth, (A) to payment of that portion of the Secured Liabilities constituting unpaid principal of the Loans and unreimbursed LC Disbursements and (B) to cash collateralize that portion of Total LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrower pursuant to Section 2.19 or 2.21, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (d) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Reimbursement Obligations in respect of Letters of Credit, (y) subject to Section 2.19 or 2.21, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (d) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Reimbursement Obligations, if any, in the order set forth in this Section 7.3;

(e)
fifth, to the payment in full of all other Secured Liabilities, in each case ratably among the Administrative Agent, the Lenders and the Issuing Banks based upon the respective aggregate amounts of all such Secured Liabilities owing to them in accordance with the respective amounts thereof then due and payable; and
(f)
finally, the balance, if any, after all Secured Liabilities have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Secured Liabilities, if any, in the order set forth above.

ARTICLE 8

THE ADMINISTRATIVE AGENT

8.1
Appointment of Administrative Agent.

Each Lender hereby designates Canadian Imperial Bank of Commerce as Administrative Agent to act as herein specified and as specified in the other Loan Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees. Each Secured Party hereby (a) irrevocably authorizes and directs the Administrative Agent to execute and deliver each Intercreditor Agreement on behalf of such Secured Party, and (b) agrees that each Intercreditor Agreement shall be a binding obligation of such Secured Party, enforceable against it in accordance with its terms. The provisions of this Article 8 are solely for the benefit of the Administrative Agent and the Lenders (including the Swingline Lender and the Issuing Bank), and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Document (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

8.2
Secured Parties.
(a)
The Security Documents shall be in favour of the Administrative Agent for the benefit of the Secured Parties.
(b)
The Secured Hedge Obligations shall be secured by the Liens granted under the Security Documents and rank pari passu with the obligations of the Borrower under this Agreement;
(c)
The Secured Cash Management Obligations shall be secured by the Liens granted under the Security Documents and rank pari passu with the obligations of the Borrower under this Agreement;
(d)
Notwithstanding such common security and prior to the Lender Termination Date, all decisions regarding the administration, forbearance and enforcement of the Security Documents shall be made by the Administrative Agent and the Lenders alone, and no Secured Hedge Counterparty or Secured Cash Management Provider shall have any voting rights under this Agreement or any other right whatsoever to participate in the administration or enforcement of the Security Documents. For the avoidance of doubt but without limitation, prior to the Lender Termination Date any or all of the Security Documents or any rights contained therein may be amended or released by the Administrative Agent without the consent of any Secured Hedge Counterparty or Secured Cash Management Provider, in those capacities.
(e)
Each Lender that is or becomes a Secured Hedge Counterparty or Secured Cash Management Provider shall be bound as such by virtue of its execution and delivery of this Agreement or an Assignment and Assumption, as applicable, notwithstanding that such capacity as Secured Hedge Counterparty or Secured Cash Management Provider may not be identified on its signature line. Each Lender shall cause its Related Non-Party Beneficiaries to comply with the terms and conditions of the Loan Documents applicable to them and pay and perform their debts, liabilities and obligations thereunder.
8.3
Limitation of Duties of Administrative Agent.

The Administrative Agent shall have no duties or responsibilities except those expressly set out with respect to the Administrative Agent in this Agreement and as specified in the other Loan Documents. None of the Administrative Agent, nor any of its Related Parties shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have, by reason of this Agreement or the other Loan Documents, a fiduciary relationship in respect of any Secured Party. Nothing in this Agreement or the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set out herein. The Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to this Agreement or the other Loan Documents unless it is requested in writing to do so by the Required Lenders.

8.4
Lack of Reliance on the Administrative Agent.
(1)
Independent Investigation. Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business. Independently, and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (b) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement and the other Loan Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the Transactions or at any time or times thereafter.
(2)
Agents Not Responsible. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement or the other Loan Documents or the financial condition of the Credit Parties or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the other Loan Documents, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default.
8.5
Certain Rights of the Administrative Agent.

If the Administrative Agent shall request instructions from the Lenders or the Required Lenders (as the case may be) with respect to any act or action (including the failure to act) in connection with this Agreement or the other Loan Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received written instructions from the Lenders or the Required Lenders, as applicable, and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement and the other Loan Documents in accordance with the instructions of the Required Lenders, or, to the extent required by Section 9.2, all of the Lenders.

8.6
Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, electronic mail, cablegram, radiogram, order or other documentary teletransmission, telephone message, Internet or intranet website posting or other distribution believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or Borrowing that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (including counsel for the

Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

8.7
Indemnification of Administrative Agent.

To the extent the Administrative Agent is not reimbursed and indemnified by the Borrower, each Lender shall reimburse and indemnify the Administrative Agent, in proportion to its aggregate Applicable Percentage, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence (it being acknowledged that ordinary negligence does not necessarily constitute gross negligence) or willful misconduct. For the avoidance of doubt, the Borrower shall reimburse a Lender for any payment pursuant to this Section 8.7.

8.8
The Administrative Agent in its Individual Capacity.

With respect to its obligations under this Agreement and the Loans made by it, Canadian Imperial Bank of Commerce, in its capacity as a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms “Lenders”, “Required Lenders”, “Revolving Credit Lenders”, “Term Credit Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include Canadian Imperial Bank of Commerce in its capacity as a Lender hereunder. The Administrative Agent and the Arranger may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any Affiliate of the Borrower as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

8.9
May Treat Lender as Owner.

The Borrower, the Administrative Agent and the Issuing Bank may deem and treat each Lender as the owner of the Loans recorded on the Register maintained pursuant to Section 9.4(3) for all purposes hereof until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Loan shall be conclusive and binding on any subsequent owner, transferee or assignee of such Loan.

8.10
Successor Administrative Agent.
(1)
Replacement of Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right, upon five Business Days’ notice to the Borrower, to appoint a successor Administrative Agent (who shall not be a non-resident of Canada within the meaning of the ITA), subject to the approval of the Borrower, such approval not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then, upon five Business Days’ notice to the Borrower, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (subject to approval of the Borrower, such approval not to be unreasonably withheld), which shall be a financial institution organized under the laws of Canada having a combined capital and surplus of at least

$1,000,000,000 or having a parent company with combined capital and surplus of at least

$1,000,000,000.

(2)
Rights, Powers, etc. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
8.11
No Independent Legal Action.

Notwithstanding that any debt arising hereunder to a Lender shall be separate and independent debt, no Lender may take any independent legal action to enforce any obligation of the Borrower hereunder. Each Lender hereby acknowledges that, to the extent permitted by applicable Law, the Security Documents and the remedies provided thereunder to the Secured Parties are for the benefit of the Secured Parties collectively and acting together and not severally, and further acknowledges that each Secured Party’s rights hereunder and under the Security Documents are to be exercised collectively, not severally, by the Administrative Agent upon the decision of the Required Lenders. Accordingly, notwithstanding any of the provisions contained herein or in the Security Documents, each of the Lenders hereby covenants and agrees that it and its Related Non-Party Beneficiaries shall not be entitled to take any action hereunder or thereunder, including any declaration of default hereunder or thereunder, but that any such action shall be taken only by the Administrative Agent with the prior written agreement of the Required Lenders, provided that, notwithstanding the foregoing, in the absence of instructions from the Lenders (or the Required Lenders) and where in the sole opinion of the Administrative Agent the exigencies of the situation so warrant such action, the Administrative Agent may without notice to or consent of the Lenders (or the Required Lenders) take such action on behalf of the Secured Parties as it deems appropriate or desirable in the interests of the Secured Parties. Each Lender hereby further covenants and agrees that upon any such written consent being given by the Required Lenders (or, to the extent required by Section 9.2, the Lenders), it and its Related Non-Party Beneficiaries shall co-operate fully with the Administrative Agent to the extent requested by the Administrative Agent, and each Lender further covenants and agrees that all proceeds from the realization of the Security Documents, to the extent permitted by applicable Law, are held for the benefit of all of the Secured Parties and shall be shared among them in accordance with this Agreement, and each Lender acknowledges that all costs of any such realization (including all amounts for which the Administrative Agent is required to be indemnified under the provisions hereof) shall be shared among the Lenders in accordance with this Agreement. Each Lender covenants and agrees to do, and to cause its Related Non-Party Beneficiaries to do, all acts and things and to make, execute and deliver all agreements and other instruments, so as to fully carry out the intent and purpose of this Section 8.11, and each Lender hereby covenants and agrees that it and its Related Non-Party Beneficiaries shall not (i) seek, take, accept or receive any Lien (other than a right of set-off) or Guarantee for any of the Secured Liabilities other than is provided to the Administrative Agent, or (ii) enter into any other agreement with any of the Credit Parties relating in any manner whatsoever to the Credits unless all of the Lenders shall at the same time obtain the benefit of any such agreement. For the avoidance of doubt but subject always to Section 2.16, nothing in this

Section 8.11 shall limit or otherwise affect the ability of any Secured Party to separately enforce its rights under any document, instrument or agreement with respect to any Secured Hedge Arrangement or Cash Management Services.

8.12
Arranger.

The Arranger has no duties, liabilities or obligations hereunder.

8.13
Québec Security.

For the purposes of the grant of security under the laws of the Province of Quebec which may now or in the future be required to be provided by any Credit Party, the Administrative Agent is hereby irrevocably authorized and appointed by each of the Lenders hereto to act as hypothecary representative (within the meaning of Article 2692 of the Civil Code of Quebec) for all present and future Lenders (in such capacity, the “Hypothecary Representative”) in order to hold any hypothec granted under the laws of the Province of Quebec and to exercise such rights and duties as are conferred upon the Hypothecary Representative under the relevant deed of hypothec and applicable Laws (with the power to delegate any such rights or duties). The execution prior to the date hereof by the Administrative Agent in its capacity as the Hypothecary Representative of any deed of hypothec or other security documents made pursuant to the laws of the Province of Quebec, is hereby ratified and confirmed. Any Person who becomes a Lender or successor Administrative Agent shall be deemed to have consented to and ratified the foregoing appointment of the Administrative Agent as the Hypothecary Representative on behalf of all Secured Parties, including such Person and any Affiliate of such Person designated above as a Lender. For greater certainty, the Administrative Agent, acting as the Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Administrative Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation of the Administrative Agent (which shall include its resignation as the Hypothecary Representative) and appointment of a successor Administrative Agent, such successor Administrative Agent shall also act as the Hypothecary Representative, as contemplated above.

8.14
[Reserved.]
8.15
Erroneous Payments by the Administrative Agent.
(1)
Clawback. If the Administrative Agent (x) notifies a Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or other Secured Party under or pursuant to any of the Loan Documents (any such Lender, other Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 8.15(2)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted or paid to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, other Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.15(1) and held in trust for the benefit of the Administrative Agent, and such Lender or other Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than three

Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of (x) in respect of an Erroneous Payment in Canadian Dollars or any other currency, at a fluctuating rate per annum equal to the overnight rate at which Canadian Dollars or funds in the currency of such Erroneous Payment, as the case may be, may be borrowed by the Administrative Agent in the interbank market in an amount comparable to such Erroneous Payment (as determined by the Administrative Agent), and (y) a rate determined by the Administrative Agent in accordance with banking industry rules or prevailing market practice for interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section 8.15(1) shall be conclusive, absent manifest error.

(2)
Error Designation. Without limiting the immediately preceding Section 8.15(1), each Lender or other Secured Party, or any Person who has received funds on behalf of a Lender or other Secured Party (and each of their respective successors and assigns) under or pursuant to any of the Loan Documents, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, paid, or received, in error or by mistake (in whole or in part), then in each such case:
(a)
it acknowledges and agrees that (i) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent express written confirmation from the Administrative Agent to the contrary), or (ii) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(b)
such Lender or other Secured Party shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in the immediately preceding clauses (x),(y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.15(2).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.15(2) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.15(1) or on whether or not an Erroneous Payment has been made.

(3)
Set-off. Each Lender or other Secured Party hereby authorizes the Administrative Agent to set-off, net and apply any and all amounts at any time owing to such Lender or other Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or other Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under Section 8.15(1).

(4)
Assignment. In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with Section 8.15(1), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto):
(a)
such Lender shall be deemed to have assigned its Loans (but not any of its Commitments) under any of the applicable Credits with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Facilities”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not any of its Commitments) of the Erroneous Payment Impacted Facilities, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption with respect to such Erroneous Payment Deficiency Assignment;
(b)
the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment;
(c)
upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and any of its Commitments which shall survive as to such assigning Lender;
(d)
the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment; and
(e)
the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment.

For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. Subject to Section 9.4 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and, upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment ( to the extent that any such loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(5)
Secured Liabilities Satisfaction. The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or other Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Secured Liabilities under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Secured Liabilities in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment), and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Liabilities owed by the Borrower or any other Credit Party; provided that this Section 8.15(5) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from (i) the Borrower or any other Credit Party or (ii) the proceeds of realization from the enforcement of one or more of the Loan Documents against or in respect of one or more of the Credit Parties; provided that, in each case, such funds were received by the Administrative Agent for the purpose of discharging such Secured Liabilities.
(6)
Waiver of Defences. To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defence or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defence based on “discharge for value”, “good consideration” for the Erroneous Payment or change of position by such Payment Recipient, any defence that the intent of the Administrative Agent was that such Payment Recipient retain the Erroneous Payment in all events, or any doctrine or defence similar to any of the foregoing.
(7)
Survival. Each party’s obligations, agreements and waivers under this Section 8.15 shall survive the resignation or replacement of the Administrative Agent, or any assignment or transfer of rights or obligations by, or the replacement of, a Lender or an Affiliate thereof the termination of the Commitments and/or the repayment, satisfaction or discharge of all Secured Liabilities (or any portion thereof) under any Loan Document.
(8)
Affiliates. For purposes of this Section 8.15, each Lender:
(a)
agrees it is executing and delivering this Agreement with respect to this Section 8.15 both on its own behalf and as agent for and on behalf of its Affiliates referred to in this

Section 8.15 and any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates;

(b)
represents, warrants, covenants and agrees that its Affiliates referred to in this Section

8.15 and any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates are bound by the provisions of this Section 8.15; and

(c)
agrees that any matter or thing done or omitted to be done by such Lender, its Affiliates, or any Person receiving funds under or pursuant to any of the Loan Documents on behalf of such Lender or any of such Affiliates which are the subject of this Section 8.15 will be binding upon such Lender and such Lender does hereby indemnify and save the Administrative Agent and its Affiliates harmless from any and all losses, expenses, claims, demands or other liabilities of the Administrative Agent and its Affiliates resulting from the failure of such Lender, its Affiliates or such Persons to comply with their obligations under and in respect of this Section 8.15.
(9)
No Borrower Liability. Except pursuant to an Erroneous Payment Deficiency Assignment or the exercise of any Erroneous Payment Subrogation Rights (or any equivalent equitable subrogation rights), the Borrower shall not have any liability to the Administrative Agent for any Erroneous Payment or any interest, loss, cost or damages related thereto or arising therefrom under any provision of this Agreement or any other Loan Document or under any legal principle or theory, whether arising by law or in equity.

ARTICLE 9 MISCELLANEOUS

9.1
Notices.
(1)
Method and Contact Information. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 9.1(2)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail in each case to the addressee, as follows:
(a)
if to the Borrower or any other Credit Party: Pure Sunfarms Corp.

4431 – 80th Street

Delta, British Columbia V4K 3N3

Attention: [***Redacted – Personally Identifying Information***]

E-mail: [***Redacted – Personally Identifying Information***]

with a copy to (which shall not constitute notice): Farris LLP

2500 – 700 West Georgia Street

Vancouver, British Columbia V7Y 1B3

Attention: [***Redacted – Personally Identifying Information***] and [***Redacted – Personally Identifying Information***]

Email: [***Redacted – Personally Identifying Information***] and [***Redacted – Personally Identifying Information***]

(b)
if to the Administrative Agent:

Canadian Imperial Bank of Commerce, as Administrative Agent Infrastructure/Technology, Infrastructure and Innovation

595 Bay Street, 7th Floor Toronto, Ontario

M5G 2C2

Attention: Global Agent Administration Services E-mail: [***Redacted – Personally Identifying Information***]

with a copy to:

Blake, Cassels & Graydon LLP 199 Bay Street

Toronto, Ontario M5L 1A9

Attention: [***Redacted – Personally Identifying Information***]

Email: [***Redacted – Personally Identifying Information***]

(c)
if to any Lender or any Issuing Bank, to it at its address, facsimile number or e-mail address set out opposite its name on Schedule 9.1 or in the Assignment and Assumption by which it becomes a Lender.
(2)
Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communication to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(3)
Change of Address; When Notice Deemed Given. Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto in the manner provided in Section 9.1. All notices and other communications given to any Party in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
(4)
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

Notices delivered through Electronic Systems, to the extent provided in paragraph (5) below, shall be effective as provided in said paragraph (5).

(5)
Unless the Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(6)
Electronic Systems.
(a)
The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Bank and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System. Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(b)
Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender, any Issuing Bank or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of Communications through an Electronic System, except to the extent of direct or actual damages as are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct on the part of any Agent Party or such Credit Party; provided that any

Communication to any Lenders, prospective Lenders, Participants or prospective Participants or, to the extent such disclosure is otherwise permitted, to any other Person through an Electronic System shall be made subject to the acknowledgement and acceptance by such Person that such Communication is being disseminated or disclosed on a confidential basis (on terms substantially the same as set forth in Section 9.16 or otherwise reasonably acceptable to the Administrative Agent and the Borrower), which shall in any event require “click through” or other affirmative actions on the part of the recipient to access such Communication. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Credit Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System.

9.2
Waivers; Amendments.
(1)
Waiver. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 9.2(2), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.
(2)
Amendments - General. Neither this Agreement nor any other Security Document (or any provision hereof or thereof) may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders (and for greater certainty, any such waiver, amendment or modification shall not require any consent or other agreement of any Credit Party other than the Borrower, notwithstanding that any such Credit Party may be a party to this Agreement or any other Loan Document); provided that no such agreement shall:
(a)
increase the amount of any Credit or any Commitment of any Lender thereunder;
(b)
extend the expiry date of any Commitment of any Lender;
(c)
reduce the principal amount of any Loan or reduce the rate of interest or any fee applicable to any Loan (provided that the Required Lenders may amend the definition of Leverage Ratio or any of its constituent definitions notwithstanding any effect on the Applicable Margin);
(d)
postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable in respect thereof, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any

Commitment (it being understood that (i)modifications to, or waivers of, the mandatory prepayment provisions of Section 2.9(2) do not fall within this clause (d));

(e)
change Section 2.16 in a manner that would alter the sharing of payments required thereby;
(f)
otherwise increase the principal amount of Indebtedness available hereunder;
(g)
amend the definition of Secured Parties or Secured Liabilities, or any of their constituent defined terms;
(h)
change any of the provisions of this Section 9.2 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder;
(i)
waive any Event of Default under Section 7.1(h), (i), or (j) (it being understood that any other Event of Default may be waived by the Required Lenders, notwithstanding that the Loans would otherwise bear a default rate of interest and be capable of falling due and payable); or
(j)
release any Credit Party from any material obligations under the Security Documents and other instruments contemplated by this Agreement, release or discharge any of the Liens arising under the Security Documents, permit the creation of any Liens (other than Permitted Liens) on any of the assets subject to the Liens arising under the Security Documents, waive or forgo the delivery any Security Document required hereunder, lower the priority of any Lien arising under any of the Security Documents, or lower the priority of any payment obligation of any Credit Party under any of the Loan Documents, in each case without the prior written consent of each Lender, or in the case of the matters referred to in Section 9.2(2)(a), (b), (c), (d) and (e), without the prior written consent of each Lender directly affected thereby, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder, as the case may be, without the prior written consent of the Administrative Agent, Issuing Bank or Swingline Lender (as applicable).

(3)
Amendments - without Lenders. Notwithstanding Section 9.2(2), the Administrative Agent may:
(a)
release and discharge the Liens constituted by the Security Documents or a Guarantor from the Credit Party Guarantee to the extent necessary to enable a Credit Party to complete any Asset Disposition which is not prohibited by this Agreement or the other Loan Documents;
(b)
subordinate the Liens constituted by the Security Documents to any Lien permitted by clause (c) of the definition of Permitted Lien;
(c)
together with the Borrower, enter into amendments or modifications to this Agreement or any of the other Loan Documents, or enter into additional Loan Documents, in each case as the Administrative Agent deems appropriate in order to implement any Conforming Changes or otherwise effectuate the terms of Section 2.12(1) or (2); and

(d)
together with the Borrower, amend, modify or supplement any provision of this Agreement or any other Loan Document as required to cure any ambiguity, omission, mistake, typographical error or other defect identified by the Administrative Agent and the Borrower acting together;

and all such actions shall become effective without any further action or consent of any Lender or any other party to this Agreement.

9.3
Expenses; Indemnity; Damage Waiver.
(1)
Expenses. The Borrower shall pay (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and all applicable Taxes, in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents, (b) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and applicable Taxes, in connection with any amendments, modifications or waivers of the provisions hereof or of any of the other Loan Documents, (whether or not the transactions contemplated hereby or thereby shall be consummated), and (c) all out-of-pocket expenses incurred by the Administrative Agent, the Arranger or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender and all applicable Taxes, in connection with the assessment, enforcement or protection of their rights in connection with this Agreement, including its rights under Section 9.3, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.
(2)
Indemnity. The Borrower shall indemnify the Arranger and each Secured Party, as well as each Related Party and each assignee of any of the foregoing Persons (each such Person and each such assignee being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, cost recovery actions, damages, expenses and liabilities of whatsoever nature or kind and all reasonable out-of-pocket expenses and all applicable Taxes (other than Excluded Taxes) to which any Indemnitee may become subject arising out of or in connection with (a) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder, and the consummation of the Transactions or any other transactions thereunder, (b) any Loan or Letter of Credit or any actual or proposed use of the proceeds therefrom, including any refusal by the Issuing Bank to honour a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, (c) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Credit Party, or any Environmental Liability related in any way to a Credit Party, (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, (e) any other aspect of this Agreement and the other Loan Documents (including any misrepresentation made thereunder), or (f) the enforcement of any Indemnitee’s rights hereunder and any related assessment, investigation, defence, preparation of defence, litigation and enquiries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence (it being acknowledged that ordinary negligence does not necessarily constitute gross negligence) or wilful misconduct of such Indemnitee.

(3)
Lender Responsibility for Unpaid Expenses and Indemnity. To the extent that the Borrower fails to pay any amount required to be paid under Sections 9.3(1) or (2), each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender (as applicable) such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, an Issuing Bank or the Swingline Lender, in its capacity as such. For the avoidance of doubt, the Borrower shall reimburse a Lender for any payment made pursuant to this Section 9.3(3).
(4)
Inspections for Administration. Any inspection of any property of any Credit Party made by or through the Administrative Agent or any Lender shall be for purposes of administration of the Credits only, and no Credit Party shall be entitled to rely upon the same (whether or not such inspections are at the expense of the Borrower).
(5)
No Representation. By accepting or approving anything required to be observed, performed, fulfilled or given to the Administrative Agent or the Lenders pursuant to the Loan Documents, neither the Administrative Agent nor the Lenders shall be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by the Administrative Agent or the Lenders.
(6)
Relationship Between Parties. The relationship between the Borrower and the Administrative Agent and the Lenders is, and shall at all times remain, solely that of borrower and lenders. Neither the Administrative Agent nor the Lenders shall under any circumstances be construed to be partners or joint venturers of the Borrower or its Affiliates. Neither the Administrative Agent nor the Lenders shall under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with the Borrower or its Affiliates, or to owe any fiduciary duty to the Borrower or its Affiliates. Neither the Administrative Agent nor the Lenders undertake or assume any responsibility or duty to the Borrower or its Affiliates to select, review, inspect, supervise, pass judgment upon or inform the Borrower or its Affiliates of any matter in connection with their property or the operations of the Borrower or its Affiliates. The Borrower and its Affiliates shall rely entirely upon their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by the Administrative Agent or the Lenders in connection with such matters shall be solely for the protection of the Administrative Agent and the Lenders, and neither the Borrower nor any other Person shall be entitled to rely thereon.
(7)
Limitation of Liability. The Administrative Agent and the Lenders shall not be responsible or liable to any Person for any loss, damage, liability or claim of any kind relating to injury or death to Persons or damage to property caused by the actions, inaction or negligence of any Credit Party or its Affiliates, and the Borrower hereby indemnifies and holds the Administrative Agent and the Lenders harmless on the terms set out in Section 9.3(2) from any such loss, damage, liability or claim.
(8)
Waiver. To the extent permitted by applicable Law, the Borrower shall not assert, and the Borrower hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet).

(9)
Payment of Expenses and Indemnity. All amounts due under Section 9.3 shall be payable not later than three Business Days after written demand therefor.
9.4
Successors and Assigns.
(1)
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (a) the Borrower shall not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.4. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(2)
Assignment by Lenders. Any Lender may assign to one or more assignees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single assignee) all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans at the time owing to it); provided that:
(a)
except in the case of an assignment to a Lender or a Lender Affiliate must give its prior written consent to such assignment (which consent shall not be unreasonably withheld, conditioned or delayed and the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within three (3) Business Days after having received notice thereof);
(b)
except in the case of an assignment of (i) any Revolving Credit Commitment to an assignee that is a Lender with a Revolving Credit Commitment immediately prior to giving effect to such assignment, or (ii) any Delayed Draw Term Credit Commitment to an assignee that is a Lender with a Delayed Draw Term Credit Commitment immediately prior to giving effect to such assignment; or (iii) all or any portion of a Delayed Draw Term Loan to an assignee that is a Lender with a Delayed Draw Term Credit Commitment immediately prior to giving effect to such assignment, the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld, conditioned or delayed);
(c)
the Borrower’s consent shall not be required with respect to any assignment made at any time after the occurrence and during the continuance of an Event of Default,
(d)
except in the case of an assignment to an existing Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date on which the Assignment and Assumption relating to such assignment is delivered to the Administrative Agent) shall (i) not be less than $1,000,000 and (ii) the amount held by each Lender after each such assignment shall not be less than

$5,000,000 unless in each case each of the Borrower and the Administrative Agent otherwise consent in writing;

(e)
each partial assignment in respect of a Commitment and the related Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement in respect of such Commitment and the related Loans;
(f)
the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption, Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with (except in the case of an assignment to an existing Lender or a Lender Affiliate) a processing and recordation fee of $5,000, payable by the assigning Lender;
(g)
the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and
(h)
no assignment may be made to Credit Party, any Affiliate of any Credit Party, any Subordinate Creditor or a Defaulting Lender.

The Administrative Agent shall provide the Borrower and each Lender with written notice of any change in (or new) address of a Lender disclosed in an Administrative Questionnaire. Subject to acceptance and recording thereof pursuant to Section 9.4(4), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, shall have all of the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, and 2.15 and 9.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with Section 9.4 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.4(5).

(3)
Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in Toronto, Ontario a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender at any reasonable time and from time to time upon reasonable prior notice.
(4)
Acceptance and Recording of Assignments. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.4(2) and any written consent to such assignment required by

Section 9.4(2), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 9.4(4).

(5)
Participations. Any Lender may, without notice to the Borrower or the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more Persons that satisfy the requirements of an Eligible Assignee (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (a) such Lender’s obligations under this Agreement shall remain unchanged, (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (c) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that (d) such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender shall not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.2(2) that affects such Participant, and (e) the Participant shall agree to maintain the confidentiality of Information (as defined in Section 9.16) on terms and conditions substantively similar to those contained in Section 9.16. Subject to Section 9.4(6), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.4(2). To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 9.11 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.16(4) as though it were a Lender.
(6)
Rights of Participant. A Participant shall not be entitled to receive any greater payment under Sections2.13, 2.14, 2.15 and 9.3 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.
(7)
Lender Pledge of Security. Any Lender may at any time grant a security interest in all or any portion of its rights under this Agreement to secure the obligations of such Lender, including to secure obligations to the Federal Reserve Bank of New York or any other central banking authority, and Section 9.4 shall not apply to any such grant of a security interest; provided that no grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such grantee for such Lender as a party hereto.
(8)
Borrower’s Obligations. Any assignment or grant of a participation pursuant to Section
9.4
shall constitute neither a repayment by the Borrower to the assigning or granting Lender of any Loan included therein, nor a new advance of any such Loan to the Borrower by such Lender or by the assignee or Participant, as the case may be. The parties acknowledge that the Borrower’s obligations hereunder with respect to any such Loans shall continue and shall not constitute new obligations as a result of such assignment or participation.
9.5
Anti-Money Laundering Legislation.
(1)
Information. The Borrower acknowledges that, pursuant to AML Legislation, the Lenders and the Administrative Agent may be required to obtain, verify and record information regarding the Borrower, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Borrower, and the transactions contemplated hereby. The Borrower shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or the Administrative Agent, or any prospective assignee or participant of a Lender or the Administrative Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence.

(2)
Role of Agent. If the Administrative Agent has ascertained the identity of the Borrower or any authorized signatories of the Borrower for the purposes of applicable AML Legislation, then the Administrative Agent:
(a)
shall be deemed to have done so as an agent for each Lender, and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of applicable AML Legislation; and
(b)
shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.

Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lenders agrees that the Administrative Agent has no obligation to ascertain the identity of the Borrower or any authorized signatories of the Borrower on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from the Borrower or any such authorized signatory in doing so.

9.6
Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority.

9.7
Survival.

All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. Sections 2.13, 2.14, 2.15,

9.3 and Article 8 shall survive and remain in full force and effect, regardless of the consummation of the Transactions, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

9.8
Execution.
(1)
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed or other electronic form and the parties adopt any signatures received by a receiving fax machine or via e-mail as original signatures of the parties.
(2)
Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document by telecopy, emailed pdf. or any other electronic means that reproduces an image of, or otherwise constitutes, the actual executed signature page shall be effective as delivery of a manually executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement or any other Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.
(3)
Each Party agrees that, at any time, the Administrative Agent and each Lender may convert paper records of this Agreement, the other Loan Documents and all other documentation delivered to the Administrative Agent hereunder in such capacity (each, a “Paper Record”) into electronic images (each, an “Electronic Image”) as part of the Administrative Agent’s or Lender’s, as applicable, normal business practices. Each party hereto agrees that each such Electronic Image shall be considered as an authoritative copy of the Paper Record and shall be legally binding on the parties and admissible in any legal, administrative or other proceeding as conclusive evidence of the contents of such document in the same manner as the original Paper Record.
9.9
Entire Agreement.

This Agreement (together with the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent), constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, warranties, representations or other agreements between the parties in connection with the subject matter of this Agreement (whether oral or written, express or implied, statutory or otherwise) except as specifically set out in this Agreement or in such other applicable agreements.

9.10
Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such prohibition or unenforceability and shall be severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

9.11
Right of Set Off.

If an Event of Default shall have occurred and be continuing (but subject always to Section 2.16(4)), each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Credit Party against any of and all of the obligations of the Credit Parties now or hereafter existing under the Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under any Loan Document and although such obligations may be unmatured and regardless of the currency of the deposit; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 9.11. The rights of each Secured Party under this Section 9.11 are in addition to other rights and remedies (including other rights of set off) which such Secured Party may have.

9.12
Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in that Province and shall be treated, in all respects, as an Ontario contract.

9.13
Attornment.

Each party hereto agrees (a) that any action or proceeding relating to this Agreement may (but need not) be brought in any court of competent jurisdiction in the Province of Ontario, and for that purpose now irrevocably and unconditionally attorns and submits to the jurisdiction of such Ontario court, (b) that it irrevocably waives any right to, and shall not, oppose any such Ontario action or proceeding on any jurisdictional basis, including forum non conveniens, and (c) not to oppose the enforcement against it in any other jurisdiction of any judgment or order duly obtained from an Ontario court as contemplated by this Section 9.13.

9.14
Service of Process.

Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.1. Nothing in this Agreement shall affect the right of any Party to serve process in any other manner permitted by Law.

9.15
WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.15.

9.16
Confidentiality; Press Releases and Public Announcements.

Each of the Administrative Agent, the Issuing Bank and each Lender shall maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to each of their Affiliates, Lender Affiliates (in the case of a Lender) directors, officers, employees, agents and advisors, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any rating agency, credit bureau, regulatory authority or other Governmental Authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under any Loan Document or any suit, action or proceeding relating to any Loan Document or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) any actual or prospective assignee of or Participant in any of its rights or obligations under this Agreement, or

(ii) any actual or prospective counterparty (or its advisors) to any Hedge Arrangement relating to the Borrower and its obligations, (g) to their auditors in connection with any audit, (h) with the consent of the Borrower, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.16, or (ii) becomes available to the Administrative Agent, the Issuing Bank, or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section 9.16, “Information” means all information received from any Credit Party relating to any Credit Party, any of their subsidiaries or Affiliates, or their respective business, other than any such information that is available to the Administrative Agent, the Issuing Bank, the Arranger, or any Lender on a non-confidential basis prior to disclosure by such Credit Party; provided that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified as confidential in writing at the time of delivery. Any Person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Borrower agrees that it will not issue any press release or make any other kind of public announcement or filing, or consent to the issuance of any press release or the making of any other kind of public announcement or filing, regarding this Agreement and the terms contained herein unless the text of any such release, announcement or filing, and the time and manner in which such release, announcement or filing is made, has been approved by the Administrative Agent, except to the extent required by applicable Law (in which case the Borrower shall make all commercially reasonable efforts to provide advance notice of such release or announcement to the Administrative Agent and consult with the Administrative Agent as to the content thereof). The Borrower acknowledges that the public disclosure of the pricing in the Applicable Margin definition would violate this confidentiality provision, and the Lenders confirm that would result in serious prejudice to the Borrower by virtue of a negative impact to its relationship with the Lenders. The Borrower authorizes the Administrative Agent, following the initial advance hereunder and at the Lender’s expense, to announce and use for marketing purposes the establishment of the Commitments, provided that the Borrower shall be provided an opportunity to review and approve the announcement before it is made. Blake, Cassels & Graydon LLP may inform league table services, such as Thomson Reuters and Bloomberg, and make mention in its promotional publications and the media generally of its representation of the Lender with respect to the Transactions.

9.17
Application under the CCAA.

The Borrower acknowledges that its business and financial relationships with the Administrative Agent and Lenders are unique from its relationship with any other of its creditors. The Borrower shall not file any plan of arrangement under the “Companies’ Creditors Arrangement Act (the “CCAA Plan”) which provides for, or would permit, directly or indirectly, the Administrative Agent or the Lenders to be classified in the same class with any other creditor of the Credit Parties for purposes of such CCAA Plan.

9.18
No Strict Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provisions of this Agreement.

9.19
Release of Security.
(a)
Asset Disposals. Upon request from time to time by the Borrower, the Administrative Agent shall, at the expense of the Borrower, execute and deliver such releases and discharges of Security and authorizations to register discharges of registrations thereof as the Borrower may reasonably request in order to discharge the Security over specific items of Collateral disposed of by a Credit Party as permitted by the provisions of the Loan Documents and registrations thereof; provided that the Administrative Agent shall not be obliged to execute and deliver any such release and discharge or authorization pursuant to this Section 9.19(a) at any time an Event of Default has occurred and is continuing.
(b)
Full Discharge. On or subsequent to the Termination Date, the Administrative Agent shall, at the request and expense of the Borrower, execute and deliver such releases and discharges of the Security and authorizations to discharge registrations thereof as the Borrower shall reasonably request.
(c)
Supplemental Release Documentation. In connection with any release required pursuant to Section 9.19(a) or (b), the Administrative Agent shall also execute and deliver (at the expense of the Borrower) to the Borrower all such other documents and instruments as the Borrower shall reasonably request and which are required as a matter of law to release or reconvey (without representation or warranty by, or recourse of any nature or kind against, the Administrative Agent) to a Credit Party any and all Collateral that is being released from the Security.

Upon the written request of, and at the expense of, the Borrower, the Administrative Agent will release and discharge the Liens constituted by the Security Documents to the extent necessary to enable a Credit Party to complete any asset disposition which is not prohibited by this Agreement or the other Loan Documents.

9.20
Paramountcy.

In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Loan Document then, notwithstanding anything contained in such other Loan Document, the provisions contained in this Agreement shall prevail to the extent of such conflict or inconsistency and the provisions of such other Loan Document shall be deemed to be amended to the extent necessary to eliminate such conflict or inconsistency, it being understood that the purpose of the other Loan Documents is (a) to add to, and not detract from, the panoply of rights granted to the Administrative Agent (for its own benefit and the benefit of the other Secured Parties) under this Agreement. If any act or omission of any or all Credit Parties is expressly permitted under this Agreement but is expressly prohibited under any other Loan Document, such act or omission shall be permitted. If any act or omission is expressly prohibited under any other Loan Document, but this Agreement does not expressly permit such act or omission, or if any act is expressly required to be performed under any other Loan Document but this Agreement does not expressly relieve any or all Credit Parties from such performance, such circumstance shall not constitute a conflict or inconsistency between the applicable provisions of such other Loan Document and the provisions of the Credit Agreement.

9.21
Excluded Swap Obligations.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, any Excluded Swap Obligations of a Guarantor shall be excluded from:

(a)
the definition of “Secured Liabilities” in any Loan Document as it pertains to such Guarantor, and no Lien granted by a such Guarantor under any Loan Document shall secure any Excluded Swap Obligations; and
(b)
the definition of “Debtor Liabilities” in the Credit Party Guarantee as it pertains to such Guarantor, and no Excluded Swap Obligations shall be guaranteed or indemnified by such Guarantor under any Loan Document.
9.22
No Advisory or Fiduciary Responsibility.
(1)
The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Lender will have any obligations hereunder except those obligations expressly set forth herein and in the other Loan Documents and each Lender is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Lender based on an alleged breach of fiduciary duty by such Lender in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Lender is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Lenders shall have no responsibility or liability to the Borrower with respect thereto.

(2)
The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that any Lender may be a full-service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower, its Subsidiaries and other companies with which the Borrower or any of its Subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Lender or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(3)
In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Lender and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Lender will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Lender of services for other companies, and no Lender will furnish any such information to other companies. The Borrower also acknowledges that no Lender has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower or any of its Subsidiaries, confidential information obtained from other companies.
9.23
LIMITATION OF LIABILITY.

NO CLAIM MAY BE MADE BY ANY CREDIT PARTY, ANY SECURED PARTY OR ANY OTHER PERSON AGAINST ANY INDEMNITEE ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS RESULT OF, ANY LOAN DOCUMENT, THE TRANSACTIONS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH CREDIT PARTY AND SECURED PARTY HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL SUCH CLAIMS, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOUR

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

[signatures on the next following pages]

By:

Name: Title:

By:

Name: Title:

Exhibit A – Page 137

138

CANADIAN IMPERIAL BANK OF COMMERCE,

as Administrative Agent, Lender and Issuing Bank

By:

Name: Title:

By:

Name: Title:

139

FARM CREDIT CANADA, as Lender

By:

Name: Title:

By:

Name: Title: